semi-annual
                                         report
                             dated February 26, 1999


Deutsche Top 50 World
(Class A Shares and Class B Shares)

Deutsche Top 50 Europe
(Class A Shares, Class B Shares and
Class C Shares)

Deutsche Top 50 Asia
(Class A Shares and Class B Shares)

Deutsche Top 50 US
(Class A Shares, Class B Shares and
Class C Shares)


                            [LOGO OF DEUTSCHE FUNDS]



                               PRESIDENT'S MESSAGE

Dear Valued Shareholder:

It is my pleasure to provide you with this Semi-Annual Report for your Deutsche Funds. This report provides you with financial statements, commentaries and securities holdings for each of the portfolios, for the period of September 1, 1998 through February 26, 1999.

Over the course of the reporting period, a number of events took place in the world financial markets. None had as large an impact, however, as the realization of European Monetary Union and the birth of a new currency, the euro.

On January 1, 1999, the world's largest economic merger in financial history took place as the currencies of eleven European nations were linked to form the European Monetary Union (EMU). With the advent of monetary union, and the introduction of the euro, Europe now stands as one of the world's largest equity and fixed income markets. Companies throughout the EMU can take advantage of many business practices and initiatives that were, until now, never before available.

The dynamic changes that are yet to come as a result of monetary union and the euro are far reaching and, we believe, extremely positive. These changes present a variety of opportunities for corporations, governments and individual investors alike.

As one of the largest and most respected financial institutions in Europe, Deutsche Bank's Mutual Fund Group, the investment manager to the Deutsche Funds, has the resources and capabilities to understand the many changes that are taking place in Europe today. And they are able to find the investment opportunity in both the equity and fixed-income markets.

While there was much favorable news coming from Europe during the reporting period, less favorable news came from the emerging markets and from Asia. As you know, foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, Asian and Pacific Rim countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Several countries, most notably Brazil and Russia, saw their currencies devalue dramatically. This touched off much concern throughout the world financial markets. Fortunately, the Deutsche Fund portfolios were never directly affected by this because they had not invested in either of these two markets.

In Japan and other areas of Asia, governments began to make fiscal and monetary policy changes to strengthen their economies, and businesses also began to implement new restructuring programs to increase productivity, efficiency and profitability. Although much of Asia still has a long way to go, the markets were able to rally following the New Year, especially Japan, and the two Deutsche Funds that participate in these markets have performed quite well.

The U.S. market saw yet another year of historic growth, as the U.S. domestic bull market continued to charge. As we moved into the first quarter of 1999, growth slowed somewhat in the U.S., as corporate earnings came under pressure.

We are confident that our investment advisory expertise which has been demonstrated to you in the past will continue to provide you with satisfactory performance. We appreciate your including the Deutsche Funds as a component of your portfolio, and we look forward to continuing to serve you in the future.

Sincerely,

/s/ Brian A. Lee

Brian A. Lee
President
February 26, 1999



                               INVESTMENT REVIEW

Deutsche Top 50 World

During the reporting period, Deutsche Top 50 World Class A Shares achieved a total return of 25.96% at net asset value (NAV) (without sales charges), and 19.02% based on offering price (with sales charges).* The MSCI World Index, the Fund's benchmark, returned 22.55% during this time period.**

From September of 1998 through February of 1999, Deutsche Top 50 World maintained it's high level of investment, and remained heavily weighted in the U.S. equity market (53.5%). Allocations to other countries included Germany (5.6%), France (6.8%), Switzerland (5.9%), United Kingdom (7.2%), Netherlands (1.8%), Sweden (1.9%) and Singapore (1.3%). Positions in the Japanese market were added toward year end 1998, as the country's equity market started to show signs of improvement. At the end of the reporting period, Japanese companies accounted for 6.0% of portfolio holdings.

During the past six months, the Fund was most heavily weighted in the technology area (26%) and least heavily weighted in the energy area (12%). Technology companies such as America Online, Microsoft, Intel and Cisco Systems provided much of the portfolio's growth. The energy companies, particularly the oil producers, had weak performance during the same period due to their being faced with continued pricing pressure. The portfolio's exposure to the financial services sector was increased as made evident by the purchase of Merrill Lynch and UBS, and the increase in weightings of Citigroup, American Express, and the French insurance company, AXA.

In accordance with the Fund's philosophy of investing in companies that are well-positioned to take advantage of five global mega-trends, the Fund allocated its holdings as such: 20% in healthcare companies; 20% in population growth companies; 26% in technology companies; 20% in brand name companies; and 12% in energy companies.

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class B Shares for the reporting period, based on NAV and redemption value was 25.49% and 20.49%, respectively.

** The MSCI World Index is created by selecting companies within the market capitalization range of US$200-800 million. The dollar-denominated range is applied across all 23 developed markets. This index is unmanaged and investments cannot be made in an index.

Deutsche Top 50 Europe

During the reporting period, Deutsche Top 50 Europe Class A Shares achieved a total return of 0.08% at NAV (without sales charges), and (5.44)% based on offering price (with sales charges).* The MSCI Europe Index, the Fund's benchmark, returned 10.37% during this time period.**

In the last four months of 1998, European economies slowed down and forced economists to make downward revisions to their gross domestic product (GDP) growth expectations. Business confidence kept on falling, as fears of global overcapacity and possible recession dominated the headlines.

The depressed macroeconomic environment and the currency turmoil in the world's emerging markets led to a further correction in European stock prices in September 1998.

Successive rate cuts in the United States and the Brazilian International Monetary Fund package helped to relieve the pressures on the markets. Encouraged by the determined steps of the U.S. Federal Reserve Board (the "Fed"), market sentiment and world equity markets rebounded from their October 1998 lows. The coordinated rate cut of the European Central Bank countries in early December was a further move that fueled the hopes of investors for improvement in growth prospects.

Since January 1999, however, the consensus estimate for 1999 U.S. GDP growth has risen from 2.4% to 3.1%, and forecasts for the U.K. have also risen. European consumer confidence was a stabilizing factor, as were more positive signals from some Southeast Asian economies. After a calm launch in January, the euro depreciated by more than 7% against the U.S. dollar. This was, however, more due to positive growth surprises in the U.S. and related fears of Fed rate hikes, than a genuine euro weakness. Contributing to the positive environment for equities were lower interest rates. As a result, the equity markets had a very sharp bounce off their October 6, 1998 low, rising 30% by the end of the year. From the beginning of January 1999 until the end of February the broad Europe STOXX Index was up 3.9%.+ Despite the strong market performance, liquidity inflows in Europe weakened substantially as market volatility picked up. Average monthly inflows fell from over $6 billion to just over $2 billion per month. However, continued low interest rates, with the possibility of further rate cuts to come, should provide further liquidity for the equity markets.

The Fund's level of investment varied over the reporting period. In October 1998, the cash level reached a maximum of around 10%, but since the end of November the Fund was invested 93% to 100%. In October and November, we significantly increased our weighting in the utility area for a more defensive orientation of the portfolio (Suez Lyonnaise des Eaux and Vivendi). Since the beginning of 1999, a number of companies have been replaced. Some chemical companies were sold and the assets were invested into the telecommunication area (Vodafone, Telecom Italia, Equant and Telefonica), and into the financial services area (UBS and Generali).

All the companies mentioned above are known for their strong position in their respective areas, high quality management and decent earnings growth potential.

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class B Shares for the reporting period, based on NAV and redemption value was (0.34)% and (5.32)%, respectively. Total return for Class C Shares for the period from inception date (September 2, 1998) through February 26, 1999, based on NAV and redemption value was 1.20% and 0.20%, respectively.

** The MSCI Europe Index is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. This index is unmanaged and investments cannot be made in an index.

+The Europe STOXX Index is composed of 665 securities of the Dow Jones Europe
 Index listed on the stock exchanges of 16 countries in the European region. This index is unmanaged and investments cannot be made in an index.

Deutsche Top 50 Asia

During the reporting period, Deutsche Top 50 Asia Class A Shares achieved a total return of 35.50% at NAV (without sales charges), and 27.99% based on offering price (with sales charges).* The MSCI Pacific ex-Japan Index, the Fund's benchmark, returned 34.19% during this time period.**

In the reporting period, the Asian stock markets were dominated by a substantial strengthening of the Japanese yen, especially since the beginning of October 1998. This movement has taken devaluation pressure away from the other Asian currencies and has led to falling interest rates across the whole region. Successive rate cuts in the United States and the Brazilian International Monetary Fund package helped to further relieve the pressure on the markets.

The stronger yen has led to a reallocation of the Fund's portfolio into Japanese export-oriented companies. By adding the two domestic telecommunication companies, NTT and NTT Docomo, we heightened our exposure to the local economy.

Interest rate sensitive stocks such as property companies in Singapore and Hong Kong, as well as banks in Singapore, have been the strongest performers in the reporting period. Korean stocks performed well, especially in November and December 1998. The strong local currency and low raw oil prices positively influenced the power producer KEPCO, which can be found in the portfolio. Stronger prices for semiconductors after worldwide capacity shutdowns, led to increased margins for Samsung Electronics, also currently held by the Fund.

Blue chip stocks in Asia have substantially outperformed, and enabled the Fund to outperform its benchmark. The Fund maintained a very high level of investment during the six-month period. Preferred areas have been electronics exporters, quality banks, and property companies in cities such as Singapore and Hong Kong. In February 1999, the Fund realized profits in Korean stocks, and increased its weighting in Japanese stocks due to several positive signs: a decrease in risk due to the apparent financial crisis recovery and the announcements of corporate restructurings. Over the reporting period, the Fund remained cautiously invested in Indonesia, China and Malaysia.

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class B Shares for the reporting period, based on NAV and redemption value was 35.07% and 30.07%, respectively.

** The MSCI Pacific ex-Japan Index is an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following countries: Australia, China Free, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. This index excludes Japan. This index is unmanaged and investments cannot be made in an index.

Deutsche Top 50 US

During the reporting period, Deutsche Top 50 US Class A Shares achieved a total return of 33.12% at NAV (without sales charges), and 25.84% based on offering price (with sales charges).* The Standard & Poor's 500 Index (the "S&P 500"), the Fund's benchmark, returned 30.27% during this time period.**

The Fund benefited from its overweighting in technology and health care, which continues into the current year. However, it was penalized by an above-average commitment in financial services. In 1998, stock market investors continued to prefer liquid, marketable equities that have strong competitive positions in growing businesses. These characteristics were well represented in the Fund's holdings and continue in the current year, as the Dow Jones Industrial Average
(DJIA) races towards the historic 10,000 mark.+ The two largest individual positions at the end of the year were Home Depot and Microsoft, which both had outstanding share price performances. It is also true that Fund performance was boosted by the early recognition of now more accepted institutional names such as EMC, IMS Health, and Symbol Technologies. At year end, commitments were increased in Gartner Group and McKesson HBOC, both of which were under performers in 1998 but have promising future prospects.

The beginning of 1999 has brought increased volatility for the market and the Fund with uncertainties on the international and interest rate fronts. In addition, cross currents in technology including Year 2000 (Y2K) spending and personal computer demand have heightened investor concern. Ten percent day-to-day swings in the technology-heavy NASDAQ are not uncommon.

During the reporting period, we restructured our technology holdings somewhat, by initiating a position in IBM, to replace our former PeopleSoft holding. We also added a position in Sun Microsystems which has begun to challenge the "Wintel" dominance in the PC industry, and initiated a position in Hughes Electronics, which is the space and telecommunications division of General Motors. Hughes is the world's largest pure-play satellite communications company and a leader in each of its core businesses-- satellite manufacturing, fixed satellite services, and direct-to-home TV, following its recent acquisition of Primestar.

Our telecommunications holding in Airtouch benefited from the acquisition bidding war between Vodafone and Bell Atlantic for the company earlier in the year. Vodafone won out and we intend to replace Airtouch with another telecommunications leader (most likely AT&T), since Vodafone now falls outside of our investable universe of U.S. domestic stocks. During the reporting period, we also increased our position in MCI Worldcom, which is now one of our largest holdings in the Fund and a major beneficiary of internet usage.

Financial services have been the best performing major S&P 500 sector in 1999, and the Fund has benefited from positions in Marsh & McLennan, Citigroup and Household International.

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class B Shares for the reporting period, based on NAV and redemption value was 32.76% and 27.76%, respectively. Total return for Class C Shares for the period from inception date (September 2, 1998) through February 26, 1999, based on NAV and redemption value was 26.96% and 25.96%, respectively.

** The S&P 500 is an index consisting of common stocks of industrial, utility, transportation, and financial companies in the U.S. market. This index is unmanaged and investments cannot be made in an index.

+The DJIA is an unmanaged index which represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole.


                      STATEMENTS OF ASSETS AND LIABILITIES

                              Deutsche Funds, Inc.
                         February 26, 1999 (unaudited)

                                                                              Deutsche        Deutsche       Deutsche     Deutsche
                                                                               Top 50          Top 50         Top 50       Top 50
                                                                               World           Europe          Asia          US
Assets:
Investment in corresponding Deutsche Portfolio, at value                   $   1,459,567   $   9,003,948   $11,638,314   $5,004,397
Receivable from Manager for expense reimbursement                                 34,063          50,339        36,881       41,909
Receivable for capital shares sold                                                    --          31,144            --           --
Receivable from corresponding Deutsche Portfolio for withdrawals                      --          47,316            --          450
Foreign tax reclaim receivable                                                        --           2,344            --           --
Deferred organization costs                                                        9,048           9,048         9,131        9,048
Total assets                                                                   1,502,678       9,144,139    11,684,326    5,055,804
Liabilities:
Payable for capital shares redeemed                                                   --          47,316            --          450
Payable to corresponding Deutsche Portfolio for contributions                         --          31,144            --           --
Transfer Agent fees payable                                                        4,222           7,137         4,694        4,429
Custody and portfolio accounting fees payable                                      1,766           1,863         1,600        1,863
Administrative fees payable                                                           60             462           532          231
Distribution fees payable                                                            633           4,631         1,909        1,855
Other accrued expenses                                                            11,727           3,302        18,175        7,547
Total liabilities                                                                 18,408          95,855        26,910       16,375
Net assets                                                                 $   1,484,270   $   9,048,284   $11,657,416   $5,039,429
Net Assets Consist of:
Capital stock, $0.001 par value (authorized 250,000,000 shares for each    $         103   $         748   $     1,050   $      318
 Fund)
Paid-in capital                                                                1,462,918       9,605,174    12,827,291    4,324,882
Accumulated net investment loss                                                   (3,121)        (44,960)      (18,782)     (14,215)
Undistributed (accumulated) net realized gain (loss) on investments, futures contracts and
foreign currency transactions                                                     12,154        (364,421)     (159,978)    (189,369)
Net unrealized appreciation/(depreciation) of investments, futures                12,216        (148,257)     (992,165)     917,813
 contracts and foreign currency
Net assets                                                                 $   1,484,270   $   9,048,284   $11,657,416   $5,039,429
Computation of Net Asset Value, Redemption Price and Offering Price Per
 Share:
Net assets -- Class A                                                      $     704,218   $   2,679,336   $11,296,449   $3,064,180
Shares outstanding -- Class A                                                     45,825         205,521     1,020,764      182,374
Net asset value and redemption price per share -- Class A                  $15.37 $13.04   $11.07 $16.80
Offering price per share -- Class A                                               $16.26          $13.80        $11.71       $17.78

Net assets -- Class B                                                      $     780,052   $   5,546,126   $   360,967   $1,975,122
Shares outstanding -- Class B                                                     56,873         477,590        28,797      135,769
Net asset value, offering price and redemption price per share -- Class B         $13.72          $11.61        $12.53       $14.55

Net assets -- Class C                                                                 --   $     822,822            --   $      127
Shares outstanding -- Class C                                                         --          65,046            --            8
Net asset value, offering price and redemption price per share -- Class C             --          $12.65            --       $15.87

The accompanying notes are an integral part of the financial statements.




                            STATEMENT OF OPERATIONS

                              Deutsche Funds, Inc.
             For the six months ended February 26, 1999 (unaudited)

                                                                                 Deutsche    Deutsche     Deutsche     Deutsche
                                                                                  Top 50      Top 50       Top 50       Top 50
                                                                                   World      Europe        Asia          US
Investment Income:
Investment Income and Expenses allocated from corresponding Deutsche Portfolio:
Dividend income                                                                  $  2,162   $  11,836   $     2,722   $   12,705
Less: Foreign withholding taxes                                                       (78)     (1,899)          (38)          --
Net dividend income                                                                 2,084       9,937         2,684       12,705
Interest income                                                                       759      17,467         4,906        4,966
Expenses                                                                          (11,353)    (73,977)      (36,716)     (39,558)
Net investment loss allocated from corresponding Deutsche Portfolio                (8,510)    (46,573)      (29,126)     (21,887)
Expenses:
Transfer Agent fees                                                                26,000      35,000        26,000       27,500
Professional fees                                                                  15,795      15,795        16,815       15,795
Registration fees                                                                  13,545      25,307        17,741       18,631
Portfolio accounting fees                                                          10,266      11,363        10,100       11,363
Reports to Shareholders                                                             8,915       8,915        10,544        8,915
Directors' fees and expenses                                                        1,250       1,250         1,250        1,250
Amortization of organization costs                                                  1,235       1,235         1,235        1,235
Insurance fees                                                                        819         819           937          819
Administration  fees                                                                  187       2,130         1,034        1,170
Distribution fees -- Class B                                                        1,041      15,736           852        4,752
Distribution fees -- Class C (a)                                                       --       1,376            --           --
Service fees -- Class A                                                               373       2,490         3,692        2,915
Service fees -- Class B                                                               347       5,245           284        1,584
Service fees -- Class C (a)                                                            --         459            --           --
Other expenses                                                                        202         202           202          202
Total expenses                                                                     79,975     127,322        90,686       96,131
Less: Expense reimbursement                                                       (85,610)   (131,465)     (100,592)    (103,803)
Net reimbursement in excess of total expenses                                      (5,635)     (4,143)       (9,906)      (7,672)
Net investment loss                                                                (2,875)    (42,430)      (19,220)     (14,215)
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and
 Foreign Currency
allocated from corresponding Deutsche Portfolio:
Net realized gain (loss) on:
Investments                                                                        13,927    (311,592)     (112,671)    (164,204)
Futures contracts                                                                      --     (39,421)           --           --
Foreign currency transactions                                                      (1,076)    (12,614)      (37,942)          --
Net change in unrealized appreciation/(depreciation) on:
Investments                                                                        51,221     417,798    (1,018,987)   1,086,428
Futures contracts                                                                      --       1,957            --           --
Foreign currency translation                                                          578        (935)       41,825           --
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and
 Foreign Currency
allocated from corresponding Deutsche Portfolio                                    64,650      55,193    (1,127,775)     922,224
Net Increase (Decrease) in Net Assets Resulting From Operations                  $ 61,775   $  12,763   $(1,146,995)  $  908,009

(a) Inception date:                                                                     -      9/2/98             -       9/2/98

The accompanying notes are an integral part of the financial statements.




                       STATEMENT OF CHANGES IN NET ASSETS

                              Deutsche Funds, Inc.



                                                                             Deutsche Top 50 World          Deutsche Top 50 Europe
                                                                                                         For the Six
                                                                                                            Months        For the
                                                                          For the Six       For the         Ended         Period
                                                                          Months Ended      Period        February 26,   Ended (a)
                                                                       February 26, 1999   Ended (a)         1999       August 31,
                                                                          (unaudited)    August 31, 1998  (unaudited)     1998
Increase (Decrease) in Net Assets:
Operations:
Net investment loss                                                     $   (2,875)         $     (9)   $  (42,430)  $   (1,014)
Net realized gain (loss) on investments, futures contracts and foreign currency
transactions allocated from corresponding Deutsche Portfolio                12,851             8,390      (363,627)      15,157
Net change in unrealized appreciation/depreciation on investments, futures contracts and
foreign currency translations allocated from corresponding Deutsche         51,799           (39,583)      418,820     (567,077)
 Portfolio
Net increase (decrease) in net assets resulting from operations             61,775           (31,202)       12,763     (552,934)
Distributions to Shareholders:
Dividends from net investment income:
Class A                                                                        (29)               --            --           --
Class B                                                                         (5)               --            --           --
Class C                                                                         --                --            --           --
Distributions from realized gains:
Class A                                                                     (3,696)               --            --           --
Class B                                                                     (2,250)               --            --           --
Class C                                                                         --                --            --           --
Total distributions                                                         (5,980)               --            --           --
Capital Share Transactions: Class A
Net proceeds from shares sold                                              828,229           197,213     2,148,902    1,500,448
Net proceeds from dividends and distributions reinvested                     3,508                --            --           --
Net cost of shares redeemed                                               (359,367)           (8,458)     (709,465)    (148,736)
Net increase in net assets resulting from capital share transactions --    472,370           188,755     1,439,437    1,351,712
 Class A
Capital Share Transactions: Class B (b)
Net proceeds from shares sold                                              683,417           101,772     3,003,352    3,652,990
Net proceeds from dividends and distributions reinvested                     2,253                --            --           --
Net cost of shares redeemed                                                     (2)               --      (559,151)    (134,341)
Net increase in net assets resulting from capital share transactions --    685,668           101,772     2,444,201    3,518,649
 Class B
Capital Share Transactions: Class C (c)
Net proceeds from shares sold                                                   --                --     1,028,857           --
Net cost of shares redeemed                                                     --                --      (205,512)          --
Net increase in net assets resulting from capital share transactions --         --                --       823,345           --
 Class C
Total increase in net assets                                             1,213,833           259,325     4,719,746    4,317,427
Net Assets:
Beginning of period                                                        270,437            11,112     4,328,538       11,111
End of period (d)                                                       $1,484,270          $270,437    $9,048,284   $4,328,538
Capital Shares -- Class A
Shares sold                                                                 54,595            14,360       166,505      102,366
Shares reinvested                                                              223                --            --           --
Shares redeemed                                                            (23,635)             (607)      (53,689)     (10,550)
Net increase in fund shares                                                 31,183            13,753       112,816       91,816
Capital Shares -- Class B (b)
Shares sold                                                                 48,623             8,089       256,208      278,086
Shares reinvested                                                              161                --            --           --
Shares redeemed                                                                 --                --       (46,463)     (10,241)
Net increase in fund shares                                                 48,784             8,089       209,745      267,845
Capital Shares -- Class C (c)
Shares sold                                                                     --                --        80,465           --
Shares redeemed                                                                 --                --       (15,419)          --
Net increase in fund shares                                                     --                --        65,046           --

(a) Commencement of operations:                                                              10/2/97                    10/2/97
(b) Inception date:                                                                           5/4/98                    3/30/98
(c) Inception date:                                                                               --                     9/2/98
(d) Includes accumulated net investment loss of:                            $(3,121)        $   (212)     $(44,960)    $ (2,530)
The accompanying notes are an integral part of the financial statements.

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                              Deutsche Funds, Inc.

                                                                 Deutsche Top 50 Asia                   Deutsche Top 50 US
                                                            For the Six                           For the Six
                                                            Months Ended      For the Period      Months Ended      For the Period
                                                         February 26, 1999      Ended (a)      February 26, 1999      Ended (a)
                                                            (unaudited)      August 31, 1998      (unaudited)      August 31, 1998
Increase (Decrease) in Net Assets:
Operations --
Net investment loss                                        $   (19,220)         $   (102)        $   (14,215)       $   (7,648)
Net realized loss on investments, futures contracts
 and foreign currency
transactions allocated from corresponding Deutsche            (150,613)          (18,360)           (164,204)          (27,910)
 Portfolio
Net change in unrealized appreciation/depreciation on
 investments, futures contracts and
foreign currency translations allocated from                  (977,162)          (15,003)          1,086,428          (168,615)
 corresponding Deutsche Portfolio
Net increase (decrease) in net assets resulting from        (1,146,995)          (33,465)            908,009          (204,173)
 operations
Distributions to Shareholders:
Dividends from net investment income:
Class A                                                           (217)               --                  --                --
Class B                                                           (102)               --                  --                --
Class C                                                             --                --                  --                --
Total distributions                                               (319)               --                  --                --
Capital Share Transactions: Class A
Net proceeds from shares sold                               12,612,069            43,445           1,512,057         2,396,342
Net proceeds from dividends and distributions                      216                --                  --                --
 reinvested
Net cost of shares redeemed                                   (156,657)           (3,711)         (1,105,449)         (218,521)
Net increase in net assets resulting from capital           12,455,628            39,734             406,608         2,177,821
 share transactions -- Class A
Capital Share Transactions: Class B (b)
Net proceeds from shares sold                                  343,577           160,659           1,231,859           601,621
Net proceeds from dividends and distributions                      103                --                  --                --
 reinvested
Net cost of shares redeemed                                    (84,705)          (87,912)                 (2)          (93,525)
Net increase in net assets resulting from capital              258,975            72,747           1,231,857           508,096
 share transactions -- Class B
Capital Share Transactions: Class C (c)
Net proceeds from shares sold                                       --                --                 100                --
Net cost of shares redeemed                                         --                --                  --                --
Net increase in net assets resulting from capital                   --                --                 100                --
 share transactions -- Class C
Total increase in net assets                                11,567,289            79,016           2,546,574         2,481,744
Net Assets:
Beginning of period                                             90,127            11,111           2,492,855            11,111
End of period (d)                                          $11,657,416          $ 90,127         $ 5,039,429        $2,492,855
Capital Shares -- Class A
Shares sold                                                  1,029,838             4,424              93,977           177,430
Shares reinvested                                                   19                --                  --                --
Shares redeemed                                                (14,053)             (353)            (74,545)          (15,377)
Net increase in fund shares                                  1,015,804             4,071              19,432           162,053
Capital Shares -- Class B (b)
Shares sold                                                     30,471            14,351              95,952            47,729
Shares reinvested                                                    8                --                  --                --
Shares redeemed                                                 (7,019)           (9,014)                 --            (7,912)
Net increase in fund shares                                     23,460             5,337              95,952            39,817
Capital Shares -- Class C (c)
Shares sold                                                         --                --                   8                --
Shares redeemed                                                     --                --                  --                --
Net increase in fund shares                                         --                --                   8                --

(a) Commencement of operations:                                                 10/14/97                               10/2/97
(b) Inception date:                                                               5/5/98                               3/18/98
(c) Inception date:                                                                   --                                9/2/98
(d) Includes undistributed (accumulated) net investment
    income (loss) of:                                         $(18,782)             $757           $ (14,215)             $ --

The accompanying notes are an integral part of the financial statements.



                              FINANCIAL HIGHLIGHTS

                              Deutsche Funds, Inc.

Selected data for a Class A share of common stock outstanding throughout each period.

                                                           Deutsche Top 50 World                 Deutsche Top 50 Europe
                                                       For the Six                           For the Six
                                                      Months Ended       For the Period      Months Ended      For the Period
                                                    February 26, 1999      Ended (a)      February 26, 1999      Ended (a)
                                                       (unaudited)      August 31, 1998      (unaudited)      August 31, 1998
Net asset value at beginning of period                 $ 12.35            $ 12.50             $ 13.03            $12.50
Investment operations:
Net investment income (loss)                             (0.02)              0.01               (0.04)             0.02
Net realized and unrealized gain (loss) on
 investments, futures contracts
and foreign currency allocated from                       3.23              (0.16)               0.05              0.51
 corresponding Deutsche Portfolio
Increase (decrease) from investment operations            3.21              (0.15)               0.01              0.53
Distributions to Shareholders:
Dividends from net investment income                     (0.00)*               --                  --                --
Distributions from net realized gains                    (0.19)                --                  --                --
Total distributions                                      (0.19)                --                  --                --
Net asset value at end of period                       $ 15.37            $ 12.35             $ 13.04            $13.03

Total Return (based on net asset value) (b)**            25.96%            (1.20)%               0.08%             4.24%
Ratios and Supplemental Data:
Net assets, end of period (000's)                      $   704            $   181             $ 2,679            $1,208
Ratios to average net assets:
Expenses (c)***                                           1.60%              1.60%               1.60%             1.60%
Net investment income (loss) (c)***                     (0.61)%              0.13%              (0.77)%            0.50%

 (a)    Commencement of operations:                                       10/2/97                               10/2/97

 (b) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

 (c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

    Expenses to average net assets***                   27.98%             127.49%              5.50%             16.53%
    Net investment loss to average net assets***       (26.99)%           (125.76)%            (4.67)%           (14.43)%

 *  Amount rounds to less than $0.01.
**  Not annualized
*** Annualized

The accompanying notes are an integral part of the financial statements.



                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.

Selected data for a Class A share of common stock outstanding throughout each period.

                                                         Deutsche Top 50 Asia                   Deutsche Top 50 US
                                                    For the Six                           For the Six
                                                    Months Ended      For the Period      Months Ended      For the Period
                                                 February 26, 1999      Ended (a)      February 26, 1999      Ended (a)
                                                    (unaudited)      August 31, 1998      (unaudited)      August 31, 1998
Net asset value at beginning of period              $  8.18          $  12.50             $ 12.62           $ 12.50
Investment operations:
Net investment income (loss)                          (0.09)             0.01               (0.03)            (0.03)
Net realized and unrealized gain (loss) on
 investments, futures contracts
and foreign currency allocated from                    2.99             (4.33)               4.21              0.15
 corresponding Deutsche Portfolio
Increase (decrease) from investment operations         2.90             (4.32)               4.18              0.12
Distributions to Shareholders:
Dividends from net investment income                  (0.01)               --                  --                --
Total distributions                                   (0.01)               --                  --                --
Net asset value at end of period                    $ 11.07          $   8.18             $ 16.80           $ 12.62

Total Return (based on net asset value) (b)*          35.50%          (34.56)%              33.12%             0.96%
Ratios and Supplemental Data:
Net assets, end of period (000's)                   $11,296          $     41             $ 3,064           $ 2,056
Ratios to average net assets:
Expenses (c)**                                         1.60%             1.60%               1.50%             1.50%
Net investment income (loss) (c)**                    (1.18)%            0.15%              (0.50)%           (0.44)%

 (a)    Commencement of operations:                                   10/14/97                               10/2/97

  (b) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

 (c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

    Expenses to average net assets**                   8.07%           247.05%               6.89%            11.58%
    Net investment loss to average net assets**       (7.65)%         (245.30)%             (5.89)%          (10.52)%

 * Not annualized
** Annualized

 The accompanying notes are an integral part of the financial statements.



                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.

Selected data for a Class B share of common stock outstanding throughout each period.

                                                               Deutsche Top 50 World                 Deutsche Top 50 Europe
                                                           For the Six                           For the Six
                                                          Months Ended       For the Period      Months Ended      For the Period
                                                        February 26, 1999      Ended (a)      February 26, 1999      Ended (a)
                                                           (unaudited)      August 31, 1998      (unaudited)      August 31, 1998
Net asset value at beginning of period                       $ 11.08           $  12.50             $ 11.65           $ 12.50
Investment operations:
Net investment loss                                            (0.02)             (0.01)              (0.06)            (0.01)
Net realized and unrealized gain (loss) on
 investments, futures contracts
and foreign currency allocated from corresponding               2.85              (1.41)               0.02             (0.84)
 Deutsche Portfolio
Increase (decrease) from investment operations                  2.83              (1.42)              (0.04)            (0.85)
Distributions to Shareholders:
Dividends from net investment income                           (0.00)*               --                  --                --
Distributions from net realized gains                          (0.19)                --                  --                --
Total distributions                                            (0.19)                --                  --                --
Net asset value at end of period                             $ 13.72           $  11.08             $ 11.61           $ 11.65

Total Return (based on net asset value) (b)**                  25.49%           (11.36)%             (0.34)%           (6.80)%
Ratios and Supplemental Data:
Net assets, end of period (000's)                            $   780           $     90             $ 5,546           $ 3,120
Ratios to average net assets:
Expenses (c)***                                                 2.35%              2.35%               2.35%             2.35%
Net investment loss (c)***                                     (1.39)%            (0.84)%             (1.52)%           (0.46)%

 (a)    Commencement of operations:                                              5/4/98                               3/30/98

 (b) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

 (c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment loss to average net assets would have been as follows:

    Expenses to average net assets***                          34.93%            128.24%               6.19%            17.28%
    Net investment loss to average net assets***              (33.97)%          (126.73)%             (5.36)%          (15.39)%

 *  Amount rounds to less than $0.01.
**  Not annualized
*** Annualized

The accompanying notes are an integral part of the financial statements.



                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.

Selected data for a Class B share of common stock outstanding throughout each period.

                                                       Deutsche Top 50 Asia                   Deutsche Top 50 US
                                                  For the Six                           For the Six
                                                  Months Ended      For the Period      Months Ended      For the Period
                                               February 26, 1999      Ended (a)      February 26, 1999      Ended (a)
                                                  (unaudited)      August 31, 1998      (unaudited)      August 31, 1998
Net asset value at beginning of period               $  9.28          $  12.50             $ 10.96          $  12.50
Investment operations:
Net investment loss                                    (0.10)            (0.02)              (0.04)            (0.06)
Net realized and unrealized gain (loss) on
 investments, futures contracts
and foreign currency allocated from                     3.36             (3.20)               3.63             (1.48)
 corresponding Deutsche Portfolio
Increase (decrease) from investment                     3.26             (3.22)               3.59             (1.54)
 operations
Distributions to Shareholders:
Dividends from net investment income                   (0.01)               --                  --                --
Total distributions                                    (0.01)               --                  --                --
Net asset value at end of period                     $ 12.53          $   9.28             $ 14.55          $  10.96

Total Return (based on net asset value) (b)*           35.07%          (25.76)%              32.76%          (12.32)%
Ratios and Supplemental Data:
Net assets, end of period (000's)                    $   361          $     50             $ 1,975          $    436
Ratios to average net assets:
Expenses (c)**                                          2.35%             2.35%               2.25%             2.25%
Net investment loss (c)**                              (1.28)%           (0.51)%             (1.31)%           (1.35)%

 (a)    Commencement of operations:                                     5/5/98                               3/18/98

 (b) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

 (c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment loss to average net assets would have been as follows:

    Expenses to average net assets**                    5.01%           247.80%               8.64%            12.33%
    Net investment loss to average net assets**        (3.94)%         (245.96)%             (7.70%)          (11.43)%

 * Not annualized
** Annualized

  The accompanying notes are an integral part of the financial statements.



                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.

  For the period from Inception Date (a) through February 26, 1999 (unaudited)

Selected data for a Class C share of common stock outstanding throughout the period.

                                                                                                    Deutsche   Deutsche
                                                                                                     Top 50     Top 50
                                                                                                     Europe       US
Net asset value at beginning of period                                                               $ 12.50    $ 12.50
Investment operations:
Net investment loss                                                                                    (0.04)     (0.10)
Net realized and unrealized gain on investments, futures contracts and foreign
currency allocated from corresponding Deutsche Portfolio                                                0.19       3.47
Increase from investment operations                                                                     0.15       3.37
Net asset value at end of period                                                                     $ 12.65    $ 15.87

Total Return (based on net asset value) (b)**                                                           1.20%     26.96%
Ratios and Supplemental Data:
Net assets, end of period (000's)                                                                    $   823    $     0*
Ratios to average net assets:
Expenses (c)***                                                                                         2.35%      2.25%
Net investment loss (c) ***                                                                            (1.47)%    (1.45)%

(a)    Inception date:                                                                                9/2/98     9/2/98

 (b) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
 (c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment loss to average net assets would have been as follows:

    Expenses to average net assets***                                                                   8.65%      5.72%
    Net investment loss to average net assets***                                                       (7.77)%    (4.92)%

  * Amount rounds to less than $1.
 ** Not annualized
*** Annualized

The accompanying notes are an integral part of the financial statements.



                         NOTES TO FINANCIAL STATEMENTS

                              Deutsche Funds, Inc.

                         February 26, 1999 (unaudited)

Note 1--Organization

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (each a "Fund" and collectively, the "Funds"). The accompanying financial statements and notes thereto relate to four of these Funds: Deutsche Top 50 World ("Top 50 World"), Deutsche Top 50 Europe ("Top 50 Europe"), Deutsche Top 50 Asia, ("Top 50 Asia"), and Deutsche Top 50 US ("Top 50 US").

Each of the Funds seeks to achieve its respective investment objective by investing substantially all of its assets in the corresponding portfolio of Deutsche Portfolios (the "Portfolio Trust"), a New York business trust, registered under the 1940 Act, having substantially the same investment objective of each of the respective Funds. The Portfolio Trust is an open-end management investment company and comprises ten portfolios (each a "Portfolio"). The financial statements of four of the corresponding Portfolios, including their portfolios of investments, are included elsewhere within this report and should be read in conjunction with each Fund's financial statements.

The Company has not retained the services of an investment adviser since the Funds seek to achieve their investment objective by investing all of their investable assets in their corresponding Portfolios of the Portfolio Trust. Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company ("Federated") serves as administrator to the Funds and Federated Shareholder Services Company serves as transfer agent and dividend disbursing agent to the Funds. Edgewood Services, Inc. ("Edgewood"), an affiliate of Federated, serves as distributor to the Funds (the "Distributor").

Top 50 World and Top 50 Asia offer two classes of shares to investors, Class A and Class B. Top 50 Europe and Top 50 US offer three classes to investors, Class A, Class B and Class C. All three Classes of shares are subject to a Service Plan, and Class B Shares and Class C Shares are also subject to a Distribution Plan. Each Class will bear its respective portion of the expenses under the Service and Distribution Plans. The Funds commenced operations during October 1997.

Note 2 -- Significant Accounting Policies

The Company prepares its financial statements in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation

The value of a Fund's investment in the Portfolio included in the accompanying Statements of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (percentages as of February 26, 1999 are listed below). Valuation of securities by the Portfolio is discussed in Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

Fund                   Percentage                       Portfolio
Top 50 World            10.38%              Top 50 World Portfolio (US Dollar)
Top 50 Europe           31.78%              Top 50 Europe Portfolio (US Dollar)
Top 50 Asia             32.15%              Top 50 Asia Portfolio (US Dollar)
Top 50 US               19.03%              Top 50 US Portfolio (US Dollar)

Investment Income, Expenses, Realized and Unrealized Gains and Losses

The Funds record their proportionate share of the investment income, expenses, realized and unrealized gains and losses recorded by the Portfolios on a daily basis. The investment income, expenses, realized and unrealized gains and losses are allocated daily to the investors of the Portfolio based upon the amount of their investment in the Portfolio. The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses attributable to each Fund are charged directly to the respective Fund, while general Company expenses attributable to more than one Fund of the Company are allocated among the respective Funds. The investment income and expenses of each Fund (other than Class specific expenses), and realized and unrealized gains and losses allocated from the Portfolio are further allocated to each Class of shares based on their relative net asset value.

Federal Income Taxes

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, each Fund would not be subject to U.S. federal income taxes to the extent it distributes substantially all of its taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, each Fund would not be subject to U.S. federal excise tax. Accordingly, no federal income and excise tax provision is required.

Distributions to Shareholders

Dividends from net investment income of the Funds are declared and paid at least annually. Capital gains of each Fund, if any, are distributed at least annually. However, to the extent that the net realized gains of a Fund can be reduced by any capital loss carryforwards of that Fund, such gains will not be distributed. Dividends and capital gains distributions are distributed in U.S. dollars. The Funds record all dividends and distributions to shareholders on ex-dividend date.

Income and capital distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Company were paid initially by DFM and are being reimbursed by the Funds. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

Note 3--Significant Agreements and Transactions with Affiliates

The Company has retained the services of Federated as Administrator. Under the Administration Agreement, Federated will assist in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated receives a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year. Federated, in its capacity as Operations Agent for the Portfolio Trust and Administrator of the Funds, receives a minimum aggregate fee from each Fund, its corresponding Portfolio and any other funds investing in the Portfolio Trust, taken together, of $75,000 for the first year and $125,000 for the second year.

The Company has entered into a distribution agreement with Edgewood. Edgewood serves as principal distributor for shares of each Fund. Pursuant to the Service and Distribution Plans, Class B Shares and Class C Shares of the Funds are subject to the Distribution Plan and Class A Shares, Class B Shares and Class C Shares of the Funds are subject to the Service Plan. Under the Distribution Plan, Class B Shares and Class C Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares and Class C Shares, respectively, to finance any activity that is principally intended to result in the sale of Class B Shares and Class C Shares of the Fund. Under the Service Plan, each Fund pays to DFM, for the provision of certain services to the holders of Class A Shares, Class B Shares and Class C Shares, a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares.

Federated Shareholder Services Company serves as the transfer agent and dividend disbursing agent for each Fund. Federated and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc. provides fund accounting services to the Funds. IBT (Boston) acts as the sub-administrator for each Fund and as the custodian of each Fund's assets.

Expense Reimbursements

DFM has voluntarily agreed that it will reimburse each Fund through at least August 31, 1999, to the extent necessary, to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio), at not more than 1.60%, 2.35% and 2.35% of the average daily net assets of Class A Shares, of Class B Shares and of Class C Shares of the Funds, respectively, with the exception of the Deutsche Top 50 US for which DFM has voluntarily agreed to maintain its expenses at 1.50%, 2.25% and 2.25% of average daily net assets for Class A, Class B and Class C, respectively.

For the six months ended February 26, 1999, DFM voluntarily reimbursed the following expenses pursuant to this undertaking:

                    Portfolio        Fund          Total                           Portfolio        Fund            Total
Top 50 World          $5,635       $ 79,975       $ 85,610      Top 50 Asia          $9,906         $ 90,68        $ 100,52
Top 50 Europe         $4,143       $127,322       $131,465      Top 50 US            $7,672         $96,131        $103,803

Note 4--Concentration of Ownership

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds and the Portfolios. At February 26, 1999, affiliates of Deutsche Bank AG owned 8.1% of the Top 50 World--Class A Shares.


                            PORTFOLIO OF INVESTMENTS

                       Top 50 World Portfolio (US Dollar)

                         February 26, 1999 (unaudited)

                                                                                                                      Market
Shares                       Description                                                                               Value
Common Stocks--90.5%
France--6.8%
                      2,800  AXA                                                                                  $   365,372
                      1,900  Elf-Aquitaine                                                                            198,261
                        470  L'OREAL                                                                                  289,099
                      1,000  Total SA - B                                                                             104,348
                                                                                                                      957,080
Germany--4.1%
                      2,799  Daimler-Chrysler AG                                                                      261,787
                      2,400  Schering AG                                                                              308,694
                                                                                                                      570,481
Hong Kong--2.0%
                     10,000  HSBC Holdings Plc (Hong Kong Dollars)                                                    281,374
Japan--6.0%
                     17,000  Fujitsu Ltd.                                                                             211,624
                        430  Nippon Telegraph & Telephone Corp.                                                       353,722
                      3,700  Sony Corp.                                                                               279,468
                                                                                                                      844,814
Netherlands--1.8%
                      3,600  Unilever NV                                                                              259,794
Singapore--1.3%
                     24,100  Singapore Airlines Ltd.                                                                  177,586
Sweden--1.9%
                     10,000  Telefonaktiebolaget LM Ericsson                                                          264,626
Switzerland--5.9%
                         70  Nestle SA                                                                                132,098
                        154  Novartis AG                                                                              270,108
                        240  Roche Holding AG                                                                         303,871
                        420  UBS AG*                                                                                  130,698
                                                                                                                      836,775
United Kingdom--7.2%
                      7,000  British Petroleum Co. Plc                                                                 99,208
                      6,000  Glaxo Wellcome Plc                                                                       192,162
                     32,000  Shell Transport & Trading Co.                                                            175,764
                     15,500  SmithKline Beecham Plc                                                                   218,176
                     18,000  Vodafone Group Plc                                                                       332,365
                                                                                                                    1,017,675
United States--53.5%
                      7,000  Abbott Laboratories                                                                      325,063
                      4,200  America Online, Inc.*                                                                    373,538
                      2,600  American Express Co.                                                                     282,100
                      2,700  Bristol-Myers Squibb Co.                                                                 340,031
                      1,300  Chevron Corp.                                                                             99,938
                      2,600  Cisco Systems, Inc.*                                                                     254,313
                      5,200  Citigroup, Inc.$305,500
                      3,100  Coca-Cola (The) Co.                                                                      198,206
                      3,200  Colgate-Palmolive Co.                                                                    271,600
                      5,300  Enron Corp.                                                                              344,500
                      3,700  Gillette Co.                                                                             198,413
                      7,000  Halliburton Co.                                                                          197,750
                      2,000  Intel Corp.                                                                              239,875
                      1,500  International Business Machines Corp.                                                    255,000
                      2,900  Lucent Technologies, Inc.                                                                294,531
                      5,000  McDonald's Corp.                                                                         425,000
                      3,600  MCI Worldcom, Inc.*                                                                      297,000
                      3,000  Medtronic, Inc.                                                                          211,875
                      3,400  Merck & Co., Inc.                                                                        277,950
                      4,000  Merrill Lynch & Co., Inc.                                                                307,000
                      2,400  Microsoft Corp.*                                                                         360,300
                      2,700  Mobil Corp.                                                                              224,606
                      2,300  Pfizer, Inc.                                                                             303,456
                      9,200  Philip Morris Co., Inc.                                                                  359,950
                      3,100  Procter & Gamble (The) Co.                                                               277,450
                      4,900  Schlumberger Ltd.                                                                        237,956
                      7,400  Walt Disney (The) Co.                                                                    260,388
                                                                                                                    7,523,289
                             Total Common Stocks (Cost--$11,058,135)                                               12,733,494
Preferred Stock--1.5%
Germany--1.5%
                        544  SAP AG                                                                                   205,550
                             Total Preferred Stock (Cost--$248,456)                                                   205,550
                             Total Investments--92.0% (Cost--$11,306,591)                                          12,939,044
                             Other assets in excess of liabilities--8.0%                                            1,121,932
                             Total Net Assets--100.0%                                                             $14,060,976

Notes to the Portfolio of Investments:

* Non-income producing security.

The accompanying notes are an integral part of the financial statements.


                            PORTFOLIO OF INVESTMENTS

                      Top 50 Europe Portfolio (US Dollar)

                         February 26, 1999 (unaudited)

                                                                                                                       Market
Shares                               Description                                                                       Value
Common Stocks--91.7%
Austria--3.0%
                             15,800  Bank Austria AG$850,381
Denmark--0.7%
                              1,870  Coloplast A/S - B                                                                 197,511
France--23.1%
                              4,000  Alcatel Alsthom                                                                   430,573
                             22,000  Alstom*                                                                           601,704
                              6,750  AXA                                                                               880,807
                              6,300  Compagnie Financiere de Paribas*                                                  543,214
                              6,400  Compagnie Generale des Eaux                                                     1,669,568
                              1,000  Elf-Aquitaine                                                                     104,348
                              2,750  Groupe Danone                                                                     685,374
                              6,000  Suez Lyonnaise des Eaux                                                         1,200,112
                              4,230  Total SA - B                                                                      441,392
                                                                                                                     6,557,092
Germany--23.9%
                              3,002  Altana AG                                                                         191,908
                              8,582  BASF AG                                                                           297,405
                              3,000  Daimler-Chrysler AG                                                               280,586
                              4,113  Deutsche Pfandbrief-und Hypothekenbank AG                                         354,641
                              2,036  Duerr AG                                                                           55,238
                              4,372  Fresenius Medical Care AG                                                         254,997
                              8,265  Gehe AG                                                                           462,992
                             20,602  Hoechst AG                                                                        971,926
                              7,540  Mannesmann AG                                                                   1,012,881
                                559  Rhoen-Klinikum AG                                                                  61,708
                              1,274  SAP AG (a)                                                                        433,802
                             10,067  Schering AG                                                                     1,294,842
                              3,208  SGL Carbon AG                                                                     151,518
                              7,793  Siemens AG                                                                        492,190
                              8,462  Veba AG                                                                           451,721
                                                                                                                     6,768,355
Italy--4.4%
                             10,000  Assicurazioni Generali                                                            389,053
                             80,000  Telecom Italia SpA                                                                848,316
                                                                                                                     1,237,369
Netherlands--8.8%
                             18,420  Elsevier                                                                          299,441
                              7,000  Equant NV*                                                                        505,154
                             18,071  ING Groep NV                                                                    1,012,309
                             14,104  Koninklijke Ahold NV                                                              542,214
                              1,706  Unilever NV                                                                       123,113
                                                                                                                     2,482,231
Norway--1.0%
                              8,400  Tomra Systems ASA                                                             $   291,575
Spain--2.4%
                             15,000  Telefonica SA                                                                     685,402
Sweden--6.1%
                             10,480  AGA AB - A Shares                                                                 138,025
                             25,260  AGA AB - B Shares                                                                 331,142
                             13,830  Getinge Indutrier AB - B Shares                                                   201,541
                             23,640  Securitas AB - B Shares                                                           390,625
                             25,200  Telefonaktiebolaget LM Ericsson                                                   666,858
                                                                                                                     1,728,191
Switzerland--10.6%
                              2,280  Credit Suisse Group                                                               353,964
                                400  Novartis AG                                                                       701,580
                                780  Roche Holding AG                                                                  987,580
                                221  Schweizerische Rueckversicherungs-Gesellschaft                                    494,822
                              1,500  UBS AG*                                                                           466,777
                                                                                                                     3,004,723
United Kingdom--7.7%
                             32,000  Lloyds TSB Group Plc                                                              458,370
                             18,900  Rentokil Initial Plc                                                              139,827
                                600  Reuters Group Plc                                                                   7,975
                            200,400  Siebe Plc                                                                         844,797
                             40,000  Vodafone Group Plc                                                                738,590
                                                                                                                     2,189,559
                                     Total Common Stocks (Cost--$25,529,411)                                        25,992,389
Preferred Stocks--1.6%
Germany--1.6%
                                825  Fresenius AG                                                                      140,458
                                196  Rhoen-Klinikum AG                                                                  20,129
                                786  SAP AG                                                                            296,990
                                                                                                                       457,577
                                     Total Preferred Stocks (Cost--$478,292)                                           457,577
                                     Total Investments--93.3% (Cost--$26,007,703)                                   26,449,966
                                     Other assets in excess of liabilities--6.7%                                     1,881,743
                                     Total Net Assets--100.0%                                                      $28,331,709

Notes to the Portfolio of Investments:

* Non-income producing security.

(a) This security is segregated with the Portfolio's Custodian as collateral for open futures contracts.

The accompanying notes are an integral part of the financial statements.



                            PORTFOLIO OF INVESTMENTS

                       Top 50 Asia Portfolio (US Dollar)

                         February 26, 1999 (unaudited)

                                                                                                                        Market
Shares                               Description                                                                         Value
Common Stocks--98.4%
Australia--5.3%
                             30,000  AMP Ltd.                                                                       $   339,234
                            110,000  Australia & New Zealand Banking Group Ltd.                                         709,452
                             78,337  Broken Hill Proprietary Co. Ltd.                                                   587,341
                              8,000  National Australia Bank Ltd.                                                       133,208
                             30,000  Woodside Petroleum Ltd.                                                            146,417
                                                                                                                      1,915,652
Hong Kong--17.7%
                            950,000  Cathay Pacific Airways Ltd.                                                      1,060,637
                            110,000  Cheung Kong Holdings Ltd.                                                          748,932
                            100,000  Cheung Kong Infrastructure Holdings                                                179,408
                            700,000  China Telecom (Hong Kong) Limited*                                               1,242,304
                             54,800  HSBC Holdings Plc (Hong Kong Dollars)                                            1,541,929
                            336,000  Jardine Matheson Holdings Ltd.                                                     880,320
                            110,000  Sun Hung Kai Properties Ltd.                                                       748,932
                                                                                                                      6,402,462
India--2.8%
                             40,000  Dr. Reddy's Laboratories Ltd.-GDR*                                                 550,000
                             22,000  ITC Ltd.-GDR                                                                       459,800
                                                                                                                      1,009,800
Indonesia--0.4%
                            400,000  PT Telekomunikasi Indonesia                                                        124,470
Japan--24.7%
                             40,000  Bridgestone Corp.                                                                  893,263
                             26,000  Canon, Inc.                                                                        555,471
                            100,000  Fujitsu Ltd.                                                                     1,244,848
                             55,000  Minebea Co., Ltd.                                                                  545,883
                              1,000  Nippon Telegraph & Telephone Corp.                                                 822,609
                             25,000  Nomura Securities Co., Ltd.                                                        205,232
                                150  NTT Mobile Communications Network, Inc.                                            608,125
                             60,000  Shiseido Co., Ltd.                                                                 726,722
                             13,000  Softbank Corp.                                                                     918,496
                             16,000  Sony Corp.                                                                       1,208,512
                             18,000  Takeda Chemical Industries                                                         617,714
                             23,000  Toyota Motor Co.                                                                   599,714
                                                                                                                      8,946,589
Korea--15.6%
                             50,000  Korea Electric Power Corp.*                                                      1,181,038
                             63,408  LG Electronics                                                                     640,040
                              9,000  Pohang Iron & Steel Co., Ltd.                                                      395,014
                             35,643  Samsung Display Devices Co.                                                      1,442,034
                             28,438  Samsung Electronics                                                              2,003,562
                                                                                                                      5,661,688
Malaysia--2.5%
                            149,000  Malaysian Oxygen Bhd.                                                          $   282,316
                            620,000  Nylex (Malaysia) Bhd.                                                              248,000
                            188,200  O.Y.L. Industries Bhd.                                                             378,876
                                                                                                                        909,192
Philippines--4.2%
                            940,000  Ayala Corp.                                                                        307,702
                            358,000  Benpres Holdings Corp.-GDR*                                                        955,892
                            160,000  San Miguel Corp.-Class B                                                           262,901
                                                                                                                      1,526,495
Singapore--18.2%
                            210,000  City Developments                                                                  877,285
                            680,000  DBS Land Ltd.                                                                      840,383
                            160,000  Development Bank of Singapore                                                    1,160,429
                            110,000  Fraser & Neave Ltd.                                                                373,368
                            370,000  GP Batteries International Ltd.                                                    644,038
                            330,000  Overseas Union Bank Ltd.-Foreign Shares                                          1,206,266
                            200,000  Singapore Airlines Ltd.                                                          1,473,745
                                                                                                                      6,575,514
Taiwan--4.7%
                             40,000  Acer, Inc.-GDR*                                                                    229,000
                                 78  Asustek Computer Inc.-GDR*                                                             651
                             70,000  Asustek Computer Inc.-GDR-Reg. S*                                                  584,500
                              3,600  President Enterprises Corp.-GDR-144A*                                               26,460
                             43,500  Taiwan Semiconductor Manufacturing Co., Ltd.-ADR*                                  845,531
                                                                                                                      1,686,142
United Kingdom--2.3%
                             65,000  Standard Chartered Plc                                                             847,274
                                     Total Common Stocks (Cost--$35,375,748)                                         35,605,278
Convertible Preferred Stock--0.4%
Australia--0.4%
                              5,000  National Australia Bank Ltd.                                                       151,563
                                     Total Convertible Preferred Stock (Cost--$138,425)                                 151,563
                                     Total Investments--98.8% (Cost--$35,514,173)                                    35,756,841
                                     Other assets in excess of liabilities--1.2%                                        446,937
                                     Total Net Assets--100.0%                                                       $36,203,778

Notes to the Portfolio of Investments:

* Non-income producing security.

ADR--American Depository Receipt

GDR--Global Depository Receipt

144A--Securities restricted for resale to Qualified Institutional Buyers.


                            PORTFOLIO OF INVESTMENTS

                        Top 50 US Portfolio (US Dollar)

                         February 26, 1999 (unaudited)

                                                                                                         Market
Shares                                           Description                                              Value
Common Stocks--88.7%
Banking--2.8%
10,800                                           Bank of New York Co. (The), Inc.                    $   377,325
9,210                                            Household International, Inc.                           374,156
                                                                                                         751,481
Beverages, Food & Tobacco--3.7%
2,700                                            Campbell Soup Co.                                       108,506
2,780                                            Coca-Cola (The) Co.                                     177,746
10,550                                           PepsiCo, Inc.                                           396,944
7,830                                            Philip Morris Co., Inc.                                 306,349
                                                                                                         989,545
Building Materials--3.4%
15,080                                           Home Depot, Inc.                                        900,088
Chemicals--0.8%
4,500                                            Monsanto Co.                                            205,031
Commercial Services--2.2%
31,500                                           ServiceMaster Co.                                       588,656
Communications--3.5%
5,040                                            Lucent Technologies, Inc.                                511,87
5,300                                            Tellabs, Inc.*                                          424,331
                                                                                                         936,206
Computer Software & Processing--8.8%
15,300                                           Gartner Group, Inc. - Class A*                          343,294
14,200                                           IMS Health, Inc.                                        504,100
5,300                                            Microsoft Corp.*                                        795,663
7,300                                            Sun Microsystems, Inc.*                                 710,381
                                                                                                       2,353,438
Computers & Information--9.4%
5,625                                            Cisco Systems, Inc.*                                    550,195
8,080                                            EMC Corp.*                                              827,190
4,000                                            International Business Machines Corp.                   680,000
8,480                                            Symbol Technologies, Inc.                               449,440
                                                                                                       2,506,825
Cosmetics & Personal Care--6.1%
15,100                                           Avon Products, Inc.                                     628,538
5,230                                            Estee Lauder Co. - Class A                              454,029
5,020                                            Gillette Co.                                            269,198
3,000                                            Procter & Gamble (The) Co.                              268,500
                                                                                                       1,620,265
Electric Utilities--2.2%
15,750                                           AES Corp.*                                              585,703
Electrical Equipment--2.5%
6,620                                            General Electric Co.                                    664,069
Electronics--5.3%
11,600                                           General Motors Corp.-Class H (Hughes Electronics)*  $   547,375
2,930                                            Intel Corp.                                             351,417
5,800                                            Texas Instruments Inc.                                  517,288
                                                                                                       1,416,080
Financial Services--3.8%
113                                              Berkshire Hathaway Inc.-Class B                         268,530
7,500                                            Citigroup Inc.                                          440,625
4,140                                            Federal National Mortgage Association                   289,800
                                                                                                         998,955
Industrial--Diversified--3.2%
11,300                                           Tyco International Ltd.                                 841,144
Insurance--5.9%
4,455                                            American International Group, Inc.                      507,592
3,650                                            Chubb Corp.                                             218,088
5,400                                            Marsh & McLennan Co., Inc.                              382,388
10,650                                           UNUM Corp.                                              476,588
                                                                                                       1,584,656
Medical Supplies--4.8%
9,000                                            Boston Scientific Corp.*                                238,500
7,200                                            Guidant Corp.                                           410,400
3,370                                            Johnson & Johnson                                       287,714
5,010                                            Medtronic, Inc.                                         353,831
                                                                                                       1,290,445
Office Equipment--1.7%
8,420                                            Xerox Corp.                                             464,679
Pharmaceuticals--8.7%
5,660                                            Abbott Laboratories                                     262,836
9,189                                            McKesson HBOC, Inc.                                     624,852
5,680                                            Merck & Co., Inc.                                       464,340
4,600                                            Pfizer, Inc.                                            606,913
5,400                                            Warner-Lambert Co.                                      372,938
                                                                                                       2,331,879
Retailers--4.0%
18,270                                           Staples, Inc.*                                          537,253
6,120                                            Wal-Mart Stores, Inc.                                   528,615
                                                                                                       1,065,868
Telephone Systems--5.9%
4,000                                            Airtouch Communications, Inc.*                          364,250
Telephone Systems--continued
14,600                                           MCI Worldcom, Inc.*                                 $ 1,204,495
                                                                                                       1,568,745
                                                 Total Investments--88.7% (Cost--$18,709,266)         23,663,758
                                                 Other assets in excess of liabilities--11.3%          3,027,547
                                                 Total Net Assets--100.0%                            $26,691,305

Notes to the Portfolio of Investments:

* Non-income producing security.

The accompanying notes are an integral part of the financial statements.



                    Industry Sector Diversification Tables


The following are the industry sector diversifications of the Top 50 World Portfolio, Top 50 Europe Portfolio and Top 50 Asia Portfolio as a percentage of net assets as of February 26, 1999:


Top 50 World Portfolio (US Dollar)

                                                                           Percentage of
Industry Sector                                                             Net Assets
Pharmaceuticals                                                                18.1%
Oil & Gas                                                                      10.5
Computer Software & Processing                                                  8.2
Cosmetics & Personal Care                                                       7.4
Telephone Systems                                                               7.0
Financial Services                                                              6.9
Beverages, Food & Tobacco                                                       6.8
Banking                                                                         4.9
Communications                                                                  4.0
Electronics                                                                     3.7
Computers & Information                                                         3.6
Restaurants                                                                     3.0
Automotive                                                                      1.9
Entertainment & Leisure                                                         1.8
Medical Supplies                                                                1.5
Commercial Services                                                             1.4
Airlines                                                                        1.3
Other assets in excess of liabilities                                           8.0
Total                                                                         100.0%


Top 50 Europe Portfolio (US Dollar)

                                                                            Percentage of
Industry Sector                                                              Net Assets
Pharmaceuticals                                                                 11.2%
Industrial--Diversified                                                          8.8
Banking                                                                          8.8
Commercial Services                                                              7.8
Insurance                                                                        6.7
Chemicals                                                                        6.7
Telephone Systems                                                                6.5
Communications                                                                   5.3
Financial Services                                                               5.1
Electrical Equipment                                                             4.7
Computer Software & Processing                                                   4.4
Beverages, Food & Tobacco                                                        2.8
Heavy Machinery                                                                  2.3
Oil & Gas                                                                        1.9
Food Retailers                                                                   1.9
Health Care Providers                                                            1.7
Wholesalers                                                                      1.6
Electric Utilities                                                               1.6
Medical Supplies                                                                 1.4
Media--Broadcasting & Publishing                                                 1.1
Automotive                                                                       1.0
Other assets in excess of liabilities                                            6.7
Total                                                                          100.0%


Top 50 Asia Portfolio (US Dollar)

                                                                            Percentage of
Industry Sector                                                              Net Assets
Electronics                                                                     17.0%
Banking                                                                         15.9
Real Estate                                                                      8.9
Airlines                                                                         7.0
Industrial--Diversified                                                          6.2
Telephone Systems                                                                6.0
Communications                                                                   4.3
Computers & Information                                                          4.2
Automotive                                                                       4.1
Computer Software & Processing                                                   4.1
Electric Utilities                                                               3.3
Financial Services                                                               3.0
Cosmetics & Personal Care                                                        2.0
Beverages, Food & Tobacco                                                        1.8
Medical Supplies                                                                 1.7
Office Equipment                                                                 1.5
Pharmaceuticals                                                                  1.5
Electrical Equipment                                                             1.5
Metals                                                                           1.1
Building Materials                                                               1.0
Insurance                                                                        0.9
Chemicals                                                                        0.8
Heavy Construction                                                               0.5
Oil & Gas                                                                        0.4
Food Retailers                                                                   0.1
Other assets in excess of liabilities                                            1.2
Total                                                                          100.0%

The accompanying notes are an integral part of the financial statements.



                      STATEMENTS OF ASSETS AND LIABILITIES

                              Deutsche Portfolios
                         February 26, 1999 (unaudited)

                                                              Top 50        Top 50        Top 50        Top 50
                                                              World         Europe         Asia           US
                                                            Portfolio     Portfolio     Portfolio     Portfolio
                                                           (US Dollar)   (US Dollar)   (US Dollar)   (US Dollar)
Assets:
Investments, at value                                      $12,939,044   $26,449,966   $35,756,841   $23,663,758
Cash                                                         1,111,928     1,636,549       519,272     2,732,424
Foreign currency                                                    --     1,171,204         8,043            --
Dividends receivable                                             8,320        21,481         2,720        10,612
Interest receivable                                              2,813         8,394         4,723         7,187
Receivable for investments sold                                     --     1,886,207            --       504,582
Receivable for Investors' Beneficial Interest for               95,831        56,877            --       110,287
 contributions
Variation margin receivable on open futures contracts               --        33,079            --            --
Deferred organization costs                                     47,382        47,382        47,816        47,382
Total assets                                                14,205,318    31,311,139    36,339,415    27,076,232
Liabilities:
Payable for investments purchased                                   --     2,768,893            --       232,371
Unrealized depreciation on forward foreign currency                 --         1,971            --            --
 contracts
Payable to Investors' Beneficial Interest for withdrawals           --        47,316            --           450
Investment management fees payable                              72,856        90,604        63,869        83,740
Custody and portfolio accounting fees payable                    3,195         3,343         3,848           650
Administrative fees payable                                      8,643         8,106         7,610         8,289
Organization costs payable                                      48,394        48,394        48,827        48,394
Other accrued expenses                                          11,254        10,803        11,483        11,033
Total liabilities                                              144,342     2,979,430       135,637       384,927
Net assets                                                 $14,060,976   $28,331,709   $36,203,778   $26,691,305
Net Assets:
Applicable to Investors' Beneficial Interests              $14,060,976   $28,331,709   $36,203,778   $26,691,305
Cost of investments                                        $11,306,591   $26,007,703   $35,514,173   $18,709,266
Cost of foreign currency                                   $        --   $ 1,181,193   $     8,048   $        --

The accompanying notes are an integral part of the financial statements.



                            STATEMENTS OF OPERATIONS

                              Deutsche Portfolios
             For the six months ended February 26, 1999 (unaudited)

                                                                              Top 50        Top 50       Top 50       Top 50
                                                                               World        Europe        Asia          US
                                                                             Portfolio    Portfolio     Portfolio    Portfolio
                                                                            (US Dollar)  (US Dollar)   (US Dollar)  (US Dollar)
Investment Income:
Dividend income                                                             $   45,021   $    38,995   $  106,559   $   67,559
Less: foreign withholding taxes                                                 (2,012)       (8,693)     (15,248)          --
Net dividend income                                                             43,009        30,302       91,311       67,559
Interest income (net of interest expense of $0, $235, $983 and $50,             14,027        60,096       36,014       26,401
 respectively)
Total income                                                                    57,036        90,398      127,325       93,960
Expenses:
Investment management fees                                                      57,767       112,360      125,470       80,808
Operations agent fees                                                           59,744        57,184       57,534       58,208
Custody and portfolio accounting fees                                           33,414        34,414       36,924       21,944
Administrative agent fees                                                       19,820        19,820       19,820       19,820
Professional fees                                                               11,789        11,789       12,377       11,791
Trustees' fees and expenses                                                      1,259         1,259        1,259        1,259
Insurance fees                                                                     609           609          609          609
Other expenses                                                                   7,900         7,900        8,274        7,899
Amortization of organization costs                                               6,465         6,465        6,465        6,465
Total expenses                                                                 198,767       251,800      268,732      208,803
Net investment loss                                                           (141,731)     (161,402)    (141,407)    (114,843)
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and
 Foreign Currency:
Net realized gain (loss) on:
Investments                                                                    119,582    (1,115,652)    (814,360)    (862,899)
Futures contracts                                                                   --      (127,445)          --           --
Foreign currency transactions                                                  (11,590)      (44,345)    (342,391)          --
Net change in unrealized appreciation/(depreciation) on:
Investments                                                                  2,344,232     1,444,621    5,655,745    5,929,739
Futures contracts                                                                   --         9,851           --           --
Foreign currency translation                                                      (210)       (2,921)      67,414           --
Net Realized and Unrealized Gain on Investments, Futures Contracts and       2,452,014       164,109    4,566,408    5,066,840
 Foreign Currency
Net Increase in Net Assets Resulting from Operations                        $2,310,283   $     2,707   $4,425,001   $4,951,997

The accompanying notes are an integral part of the financial statements.


                      STATEMENTS OF CHANGES IN NET ASSETS

                              Deutsche Portfolios

                                                Top 50 World Portfolio (US Dollar)    Top 50 Europe Portfolio (US Dollar)
                                                  For the Six                            For the Six
                                                  Months Ended      For the Period      Months Ended       For the Period
                                               February 26, 1999      Ended (a)       February 26, 1999      Ended (a)
                                                  (unaudited)      August 31, 1998       (unaudited)      August 31, 1998
Increase (Decrease) In Net Assets:
Operations--
Net investment loss                                  $  (141,731)      $  (135,494)         $  (161,402)      $  (130,925)
Net realized gain (loss) on investments,
 futures contracts
and foreign currency transactions                        107,992           471,456           (1,287,442)          160,234
Net change in unrealized
 appreciation/(depreciation) on investments,
futures contracts and foreign currency                 2,344,022          (711,580)           1,451,551        (1,001,967)
 translations
Net increase (decrease) in net assets                  2,310,283          (375,618)               2,707          (972,658)
 resulting from operations
Capital Transactions--
Proceeds from contributions                            3,348,100        12,443,494           13,450,096        25,907,115
Withdrawals                                           (1,398,658)       (2,277,739)          (3,902,970)       (6,163,693)
Net increase in net assets from capital                1,949,442        10,165,755            9,547,126        19,743,422
 transactions
Total increase in net assets                           4,259,725         9,790,137            9,549,833        18,770,764
Net Assets--
Beginning of period                                    9,801,251            11,114           18,781,876            11,112
End of period                                        $14,060,976       $ 9,801,251          $28,331,709       $18,781,876

(a) Commencement of operations:                                            10/2/97                                10/2/97

The accompanying notes are an integral part of the financial statements.

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                              Deutsche Portfolios

                                       Top 50 Asia Portfolio (US Dollar)      Top 50 US Portfolio (US Dollar)
                                         For the Six                           For the Six
                                         Months Ended      For the Period      Months Ended      For the Period
                                      February 26, 1999      Ended (a)      February 26, 1999      Ended (a)
                                         (unaudited)      August 31, 1998      (unaudited)      August 31, 1998
Increase (Decrease) In Net Assets:
Operations--
Net investment loss                         $  (141,407)     $    (28,925)        $  (114,843)      $  (181,990)
Net realized loss on investments,            (1,156,751)       (4,161,991)           (862,899)         (166,914)
 futures contracts and foreign
 currency transactions
Net change in unrealized
 appreciation/(depreciation) on
 investments,
futures contracts and foreign                 5,723,159        (5,480,524)          5,929,739          (975,247)
 currency translations
Net increase (decrease) in net                4,425,001        (9,671,440)          4,951,997        (1,324,151)
 assets resulting from operations
Capital Transactions--
Proceeds from contributions                  16,723,880        40,430,598          11,032,414        23,011,759
Withdrawals                                  (2,893,083)      (12,822,290)         (3,613,476)       (7,378,350)
Net increase in net assets from              13,830,797        27,608,308           7,418,938        15,633,409
 capital transactions
Total increase in net assets                 18,255,798        17,936,868          12,370,935        14,309,258
Net Assets--
Beginning of period                          17,947,980            11,112          14,320,370            11,112
End of period                               $36,203,778      $ 17,947,980         $26,691,305       $14,320,370

(a) Commencement of operations:                                  10/14/97                               10/2/97

The accompanying notes are an integral part of the financial statements.


                              FINANCIAL HIGHLIGHTS

                              Deutsche Portfolios

                                           Top 50 World Portfolio (US Dollar)    Top 50 Europe Portfolio (US Dollar)
                                             For the Six                            For the Six
                                             Months Ended      For the Period      Months Ended       For the Period
                                          February 26, 1999      Ended (a)       February 26, 1999      Ended (a)
                                             (unaudited)      August 31, 1998       (unaudited)      August 31, 1998
Ratios/Supplemental Data:
Net assets, end of period (000's)               $14,061           $ 9,801              $28,332           $18,782
Ratio of expenses to average net assets            3.43%             3.75%                2.24%             3.49%
 (b)
Ratio of net investment loss to average           (2.45)%           (1.75)%              (1.43)%           (1.49)%
 net assets (b)
Portfolio turnover (c)                               57%              125%                  23%               27%

(a) Commencement of operations:                                   10/2/97                                10/2/97


                                            Top 50 Asia Portfolio (US Dollar)      Top 50 US Portfolio (US Dollar)
                                              For the Six                           For the Six
                                              Months Ended      For the Period      Months Ended      For the Period
                                           February 26, 1999      Ended (a)      February 26, 1999      Ended (a)
                                              (unaudited)      August 31, 1998      (unaudited)      August 31, 1998
Ratios/Supplemental Data:
Net assets, end of period (000's)                $36,204           $17,948             $26,691          $ 14,320
Ratio of expenses to average net assets             2.13%             2.19%               2.19%             3.24%
 (b)
Ratio of net investment loss to average           (1.12)%           (0.15)%             (1.20)%           (2.18)%
 net assets (b)
Portfolio turnover (c)                                22%               54%                 13%               24%
 (a) Commencement of operations:                                  10/14/97                               10/2/97
(b) Annualized

(c) Not annualized

The accompanying notes are an integral part of the financial statements.


                         NOTES TO FINANCIAL STATEMENTS

                              Deutsche Portfolios
                         February 26, 1999 (unaudited)

Note 1--Organization

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (each a "Portfolio" and collectively the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to four of these Portfolios:
Top 50 World Portfolio (US Dollar) ("Top 50 World Portfolio"), Top 50 Europe Portfolio (US Dollar) ("Top 50 Europe Portfolio"), Top 50 Asia Portfolio (US Dollar) ("Top 50 Asia Portfolio"), and Top 50 US Portfolio (US Dollar)("Top 50 US Portfolio").

The investment manager of the Portfolios is Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. The investment objective of each Portfolio is primarily to achieve high capital appreciation and as a secondary objective, reasonable dividend income. The Portfolios commenced operations during October 1997.

The Portfolio Trust operates under a "Hub and Spoke(R)" structure where the beneficial interest holders of each respective Portfolio invest substantially all of their investable assets in the respective Portfolio ("Hub and Spoke(R)" is a registered service mark of Signature Financial Group, Inc.). From time to time, a beneficial interest holder of each respective Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

The beneficial interest holders of the Portfolios at February 26, 1999 were as follows:

Top 50 World Portfolio:
Deutsche Top 50 World Fund                          $ 1,459,567
DB Top 50 World Fund                                 12,601,409
                                                    $14,060,976
Top 50 Europe Portfolio:                             19,327,761
Deutsche Top 50 Europe Fund                         $ 9,003,948
DB Top 50 Europe Fund
                                                    $28,331,709
Top 50 Asia Portfolio:
Deutsche Top 50 Asia Fund                           $11,638,314
DB Top 50 Asia Fund                                  24,565,464
                                                    $36,203,778
Top 50 US Portfolio:
Deutsche Top 50 US Fund                             $ 5,004,397
DB Top 50 US Fund                                    21,686,908
                                                    $26,691,305

Note 2--Significant Accounting Policies

The Portfolio Trust prepares its financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios:

Investment Valuation

Securities listed on a U.S. securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. Debt securities with a maturity of 60 days or more are based on the last sales price on a national securities exchange or in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchanges or at the average of the readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security. Securities for which market quotations are not readily available are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolio Trust.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolios' net asset values. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trustees of the Portfolio Trust.

Investment Transactions

Investment transactions are recorded on trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on ex-dividend date and interest income, including the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax.

Forward Foreign Currency Contracts

The Portfolio Trust enters into forward foreign currency contracts with various counterparties for purposes of hedging its existing portfolio of investments and settling foreign investment transactions. Forward foreign currency contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the forward contract is closed, the Portfolio Trust records a realized gain or loss equal to the difference between the proceeds from (or payments to) the close-out of the contract and the original contract price.

Futures Contracts

The Portfolios may enter into futures contracts to hedge against market fluctuations or to speculate on future market conditions. A futures contract is an agreement between a buyer and a seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specified amount of an item at a specified price on a specific date (settlement date), or to make or receive a cash payment based on the value of a securities index. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying index or security. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy.

Foreign Currency Translation

The books and records of the Portfolios are maintained in U.S. Dollars. Assets and liabilities denominated in foreign currency amounts are translated at the spot foreign currency exchange rate in effect at the time net assets are valued. Purchases and sales of investment securities, income and expenses are reported at the prevailing exchange rate on the respective days of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified separately in the Statements of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin. These include, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Federal Income Taxes

Each Portfolio is treated as a partnership under the U.S. Internal Revenue Code (the "Code"). Accordingly, it is expected that each Portfolio will not be subject to any U.S. federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that each Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the corresponding Portfolio.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Portfolio Trust which are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses not directly attributable to a specific Portfolio are allocated among the Portfolios in such a manner as deemed equitable by the Trustees.

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and are being reimbursed by the Portfolios. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood Services Inc., Distributor of the Deutsche Funds, Inc. of any of its initial interest in the Portfolio will be applied so as to reduce the amount of unamortized organization costs. The amount paid by the Portfolio Trust on any withdrawal by the Deutsche Funds, Inc. of all or part of its initial interest in the Portfolios will be reduced by a portion of any unamortized organization costs of the Portfolios, determined by the proportion of the amount of the initial interest withdrawn to the aggregate amount of the initial interests in the Portfolios then outstanding after taking into account any prior withdrawals of any portion of the initial interests in the Portfolios.

Note 3--Significant Agreements and Transactions with Affiliates

The Portfolio Trust has entered into an Investment Management Agreement (the "Management Agreement") with DFM. DFM retains overall responsibility for supervision of the investment management program for each Portfolio, except the Top 50 US Portfolio, but has delegated the day-to-day management of the investment operations of each Portfolio to DWS International Portfolio Management GmbH ("DWS"). Deutsche Bank Securities Investment Management ("DBSIM") is the investment adviser of the Top 50 US Portfolio. As compensation for the services rendered by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to the following percentages of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year:

Top 50 World Portfolio                 1.00%
Top 50 Europe Portfolio                1.00%
Top 50 Asia Portfolio                  1.00%
Top 50 US Portfolio                    0.85%

The advisers are indirect subsidiaries of Deutsche Bank AG. As compensation for their services, DWS and DBSIM each receive a fee, paid by DFM which is based on the average daily net assets of the applicable Portfolio.

The Portfolio Trust has retained Federated Services Company as operations agent to the Portfolios. As operations agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year, subject to a minimum fee of $60,000 per Portfolio annually. Federated Services Company receives, in its capacity as administrator of the Deutsche Funds, Inc. and as operations agent of the Portfolios, a minimum aggregate fee from each Portfolio, its corresponding Fund and any other fund investing in each Portfolio, taken together, of $75,000 for the first year of each Portfolio's operations and $125,000 for the second year.

The Portfolio Trust has entered into an agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). Pursuant to that agreement, IBT (Cayman) provides sub-administrative services to the Portfolios, for which it receives a fee from each Portfolio, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

For the six months ended February 26, 1999, affiliates of Deutsche Bank AG received $469, $5,840, $0, and $42 in brokerage commissions from the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio and Top 50 US Portfolio, respectively, as a result of executing agency transactions in portfolio securities.

Certain Trustees and officers of the Portfolios are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolios for serving in these capacities.

Note 4--Investment Portfolio Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, for each Portfolio for the six months ended February 26, 1999 were as follows:

                                   Top 50            Top 50            Top 50           Top 50
                                   World            Europe            Asia              US
                                 Portfolio        Portfolio         Portfolio         Portfolio
Purchases                        $6,962,650       $13,988,231       $20,048,182       $7,619,118
Sales                            $6,393,863       $ 4,768,727       $ 5,459,694       $2,346,502

At February 26, 1999, the cost of investments and the unrealized appreciation (depreciation) of investments for U.S. federal income tax purposes for each Portfolio were as follows:

                                 Top 50             Top 50             Top 50             Top 50
                                  World             Europe              Asia                US
                                Portfolio          Portfolio          Portfolio          Portfolio
Cost of Investments              $11,306,591        $26,007,703        $35,514,173        $18,709,266

Gross Unrealized                   2,017,364          2,005,000          2,505,492          5,468,275
 Appreciation
Gross Unrealized                    (384,911)        (1,562,737)        (2,262,824)          (513,783)
 Depreciation
Net Unrealized                     1,632,453            442,263            242,668          4,954,492
 Appreciation

Note 5--Forward Foreign Currency Contracts

Certain Portfolios had forward foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at specified future dates. The Top 50 Europe Portfolio had the following open contracts at February 26, 1999:

                                                      Local/     Foreign
                                         Settlement  Notional    Contract     Current    Unrealized
                                            Date      Amount   U.S. $ Value  U.S. Value  Gain (Loss)
Purchase         European Monetary Unit      3/3/99   291,427      $322,376    $320,188     $(2,188)
Sale             European Monetary Unit      3/3/99     4,821         5,307       5,296          11
Sale             Great Britain Pound         3/3/99   513,072       821,735     821,529         206

Note 6--Futures Contracts

At February 26, 1999, the Top 50 Europe Portfolio had entered into the following futures contracts:

Number                Face   Underlying  Expiration  Notional  Notional   Unrealized
of Contracts          Value    Index        Date       Cost     Value    Appreciation
Long Position
5                       125  DAX Index      3/18/99  $670,707  $673,948        $3,241

Note 7--Off-Balance Sheet Risk and Concentration of Credit Risk

The Statements of Assets and Liabilities include the market or fair value of contractual commitments involving forward settlement and futures contracts. These instruments may involve elements of market risk in excess of amounts reflected on the Statements of Assets and Liabilities.

Notional amounts are indicative only of the volume of activity; they are not a measure of market risk. Notional amounts of forward foreign currency and futures contracts include both purchase and sale commitments. Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off-balance sheet items and items recorded on the Portfolios' Statements of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolios enter into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolios to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Manager considers to be well established.

Note 8--Line of Credit Agreement

The Portfolio Trust has established a revolving line of credit with Investors Bank and Trust Company ("IBT"). Borrowings under the line of credit may not exceed the lesser of $15,000,000 or 33% of the total assets of the Portfolio Trust. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the six months ended February 26, 1999, the Portfolios periodically utilized the line of credit and incurred interest expense as disclosed in the Statements of Operations. At February 26, 1999, there were no borrowings outstanding under the line of credit agreement.




              Not FDIC Insured. No Bank Guarantee. May Lose Value.
     This report must be preceded or accompanied by the Funds' prospectus.






Directors of the Corporation and
Trustees of the Portfolio Trust
The Honorable Richard R. Burt*
Edward C. Schmults*
Robert H. Wadsworth*
Werner Walbroel*
G. Richard Stamberger
Christian Strenger

Officers of the Corporation and
the Portfolio Trust
Brian A. Lee, President
Joseph Parascondola, Treasurer
Robert R. Gambee, Secretary

* Member of Audit Committee





Edgewood Services, Inc., Distributor
G02216-07 (4/99)



semi-annual
report

dated February 26, 1999


Deutsche European Mid-Cap Fund
(Class A Shares, Class B Shares and Class C Shares)

Deutsche German Equity Fund
(Class A Shares, Class B Shares and Class C Shares)

Deutsche Japanese Equity Fund
(Class A Shares and Class B Shares)

Deutsche Global Bond Fund
(Class A Shares and Class B Shares)

Deutsche European Bond Fund
(Class A Shares, Class B Shares and Class C Shares)

Deutsche Funds [Graphic]




                             PRESIDENT'S MESSAGE

Dear Valued Shareholder:

It is my pleasure to provide you with this Semi-Annual Report for your Deutsche Funds. This report provides you with financial statements, commentaries and securities holdings for each of the portfolios, for the period of September 1, 1998 through February 26, 1999.

Over the course of the reporting period, a number of events took place in the world financial markets. None had as large an impact, however, as the realization of European Monetary Union and the birth of a new currency, the euro.

On January 1, 1999, the world's largest economic merger in financial history took place as the currencies of eleven European nations were linked to form the European Monetary Union (EMU). With the advent of monetary union, and the introduction of the euro, Europe now stands as one of the world's largest equity and fixed income markets. Companies throughout the EMU can take advantage of many business practices and initiatives that were, until now, never before available.

The dynamic changes that are yet to come as a result of monetary union and the euro are far reaching and, we believe, extremely positive. These changes present a variety of opportunities for corporations, governments and individual investors alike.

As one of the largest and most respected financial institutions in Europe, Deutsche Bank's Mutual Fund Group, the investment manager to the Deutsche Funds, has the resources and capabilities to understand the many changes that are taking place in Europe today. And they are able to find the investment opportunity in both the equity and fixed-income markets.

While there was much favorable news coming from Europe during the reporting period, less favorable news came from the emerging markets and from Asia. As you know, foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, Asian and Pacific Rim countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Several countries, most notably Brazil and Russia, saw their currencies devalue dramatically. This touched off much concern throughout the world financial markets. Fortunately, the Deutsche Fund portfolios were never directly affected by this because they had not invested in either of these two markets.

In Japan and other areas of Asia, governments began to make fiscal and monetary policy changes to strengthen their economies, and businesses also began to implement new restructuring programs to increase productivity, efficiency and profitability. Although much of Asia still has a long way to go, the markets were able to rally following the New Year, especially Japan, and the two Deutsche Funds that participate in these markets have performed quite well.

The U.S. market saw yet another year of historic growth, as the U.S. domestic bull market continued to charge. As we moved into the first quarter of 1999, growth slowed somewhat in the U.S., as corporate earnings came under pressure.

We are confident that our investment advisory expertise which has been demonstrated to you in the past will continue to provide you with satisfactory performance. We appreciate your including the Deutsche Funds as a component of your portfolio, and we look forward to continuing to serve you in the future.

Sincerely,

/s/ Brian A. Lee

Brian A. Lee
President
February 26, 1999



                              INVESTMENT REVIEW

Deutsche European Mid-Cap Fund

During the reporting period, Deutsche European Mid-Cap Fund Class A Shares achieved a total return of 2.81% at net asset value (NAV) (without sales charges), and (2.86)% based on offering price (with sales charges).* The MDAX index, the Fund's benchmark, returned (4.98)% during this time period.**

In general, European mid-cap companies had a difficult time outperforming the broader market, especially the blue-chip companies, during the past six months. Many mid-cap companies hit their yearly lows in October 1998, but were able to recover toward the beginning of 1999.

Although individual share prices remained relatively low, fundamentals remained in line, and presented an opportunity to purchase more shares of the companies that we believe will outperform the market over the long-term.

The portfolio's top sector changed from banking to automotive during the reporting period. Sparked by the finalization of the DaimlerChrysler deal and talks of other mergers and acquisitions, the sector rallied. Strong returns came from automotive manufacturers and suppliers such as Porsche, Continental and Fresenius, which represented 2.95%, 1.97% and 3.30% of the portfolio, respectively.

The Fund's largest holding remained SAP, the world's leading Enterprise Resource Planning (ERP) software company, with an allocation of 3.70%. Although the company had a difficult year-end as a result of the slow down in orders, we believe that the company will fully recover over the mid-to-longer term.

The past six months also saw the Fund consolidate its holdings from 102 companies to 87. Companies were sold that either no longer offered the growth potential we look for, or their fundamentals deteriorated substantially. German companies still dominated the portfolio at 74%, and new companies were added from Sweden and Luxembourg. Additionally, larger allocations to Italian and Portuguese companies were made.

Now that European Monetary Union (EMU) and the euro are a reality, fund managers and analysts are more concerned with the sector and market cap size of a company, as opposed to the country it is located in. For this reason, we are encouraged that mid-cap companies will be more heavily followed in the market, and will in turn draw investors to them. The long-term outlook for this aspect of the European equity market is, in our opinion, very favorable.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class B Shares for the reporting period, based on NAV and redemption value was 2.54% and (2.46)%, respectively. Total return for Class C Shares for the period from inception date (September 2, 1998) through February 26, 1999, based on NAV and redemption value was 4.47% and 3.47%, respectively.

** The MDAX (Midcap Index) is a capitalization-weighted index composed of 70
   German blue-chip stocks which are in the DAX 100 but not in the DAX (German Stock Index), and are traded in the Frankfurt Stock Exchange. This index is unmanaged and investments cannot be made in an index. The Fund's adviser has elected to change the benchmark index from the MSCI Europe Index to the MDAX, because the MDAX is more representative of the securities in which the Fund invests. The return listed above does not include the reinvestment of dividends.



Deutsche German Equity Fund

During the reporting period, Deutsche German Equity Fund Class A Shares achieved a total return of 4.80% at NAV (without sales charges), and (0.95)% based on offering price (with sales charges).* The MSCI Germany Index, the Fund's benchmark, returned 3.36% during this time period.**

From the beginning of August 1998 to the end of February 1999, prices of German blue-chip companies increased by about 6.7%. During the same period, Germany's DAX index fluctuated strongly, reaching a yearly low at 3,884 in October 1998.+ Since then, the DAX has recovered. The Fund stayed invested during this time frame and, in fact, became close to fully invested.

Over the past six months, automotive stocks were highly weighted in the portfolio, led by DaimlerChrysler and Volkswagen. The strong weighting of DaimlerChrysler among Fund holdings made a large contribution to the performance of the Fund. Mannesmann, as the leading cellular telecommunications provider, benefited again from reacceleration of subscriber growth. The position in Deutsche Telekom was increased, as was the stake in Siemens. Banking and insurance positions were slightly reduced.

The German equity market performed strongly at the beginning of 1999, especially due to monetary union and the birth of the euro. After the first few weeks passed, however, the country's performance began to suffer versus other European markets. Much of the country's lack of performance stemmed from its political situation and the recently held national elections.

As we move into the second half of the Fund's fiscal year, the German market has the chance to reach its historic highs but will continue to be influenced by the political situation, liquidity, cross border allocation-induced investments, profit adjustments and the willingness of investors to look into the year 2000 earnings developments.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class B Shares for the reporting period, based on NAV and redemption value was 4.51% and (0.49)%, respectively. Total return for Class C Shares for the period from inception date (September 2, 1998) through February 26, 1999, based on NAV and redemption value was 4.80% and 3.80%, respectively.

** The MSCI Germany Index is a market value-weighted average of the performance of over 60 securities listed on the Frankfurt Stock Exchange. This index is unmanaged and investments cannot be made in an index.

 + The DAX (German Stock Index) is composed of the 30 most actively traded
   German blue-chip stocks. This index is unmanaged and investments cannot be made in an index.



Deutsche Japanese Equity Fund

During the reporting period, Deutsche Japanese Equity Fund Class A Shares achieved a total return of 17.26% at NAV (without sales charges), and 10.84% based on offering price (with sales charges).* The MSCI Japan Index, the Fund's benchmark, returned 21.54% during this time period.**

In the Japanese financial and equity markets, the six months from September 1998 to February 1999 were mainly characterized by the unexpected strengthening of the Japanese currency against the U.S. dollar (since October 1998). The Japanese yen appreciated against the U.S. dollar from a level of 140 yen/dollar at the beginning of September 1998, to a high of approximately 108 yen/dollar at mid-January 1999. The exchange rate stabilized around 120 yen/dollar at the end of February. Due to this development, export-oriented companies showed relatively poor performance for the first time in almost three years, whereas the best performing sectors were real estate, banks and wholesale. The Nikkei Stock Average traded sideways in a range of 13,000 to 15,000.+

During the reporting period, the Fund maintained a high degree of investment. Since the Fund's management expected a renewed weakening of the yen due to the unchanged fundamental discrepancy between Japan and the U.S., and the deteriorating macroeconomic situation in Japan, it stuck to its policy of investing in export-oriented, high-quality companies and defensive sectors. Main sectors were electrical machineries, pharmaceuticals and services, and the largest companies held were Sony, Bridgestone, Takeda Chemicals and Softbank. During that period, the Fund underperformed the Nikkei Stock Average and the Tokyo Stock Price Index (the "Topix") because it had very little exposure to real estate and bank stocks for quality reasons.++

In January 1999, the Fund's management heightened the weighting of domestic economy-oriented and cyclical stocks due to several positive developments in
Japan: 1) a decreased risk of financial failures, 2) first signs of corporate restructuring, and 3) a slight improvement of macroeconomic data due to the fiscal packages of the Japanese government. The weighting of the communication sector was increased by adding to the positions in the telecommunication companies NTT Data and NTT Mobile, and the weighting of the chemical sector was increased by adding Shiseido, the cosmetics and toiletries maker. The relatively high weighting of the electrical machinery and service sector was maintained. Since the beginning of 1999, the Fund has performed quite well, due to this strategy as well as the favorable conditions of the Japanese stock market.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class B Shares for the reporting period, based on NAV and redemption value was 17.01% and 12.01%, respectively.

** The MSCI Japan Index is a market value-weighted average of the performance of over 300 securities listed on the Tokyo Stock Exchange (TSE). This index is unmanaged and investments cannot be made in an index.

 + The Nikkei Stock Average is composed of 225 actively traded issues of the First Section of the TSE.

++ The TOPIX, published by the TSE, is the composite index of all common stock listed on the First Section of the TSE. This index is unmanaged and investments cannot be made in an index.



Deutsche Global Bond Fund

During the reporting period, Deutsche Global Bond Fund Class A Shares achieved a total return of 1.97% at NAV (without sales charges), and (2.60)% based on offering price (with sales charges).* The J.P. Morgan Global Government Bond Index, the Fund's benchmark, returned 3.88% during this time period.**

The Deutsche Global Bond Fund pursues its investment objective by investing primarily in fixed income securities of issuers worldwide. The broadly diversified portfolio will invest at least 65% of its total assets in bonds, and the Fund will always be invested in securities of at least three different countries.

Between September 1, 1998 and February 26, 1999, the emerging market crisis which generated a flight to high-quality issues, and the introduction of the euro, which had a weak start, were the most important factors influencing the financial markets. The global economic situation during the reporting period remained to be one of moderate growth with expectations of increased inflation. In the past six months, growth was surprisingly strong in the United States, and was weaker in the emerging markets and Japan.

Under this economic situation, the Fund was heavily overweighted in the dollar currencies, 55% of the portfolio (49% in the U.S., and an additional 3% each in Canada and Australia) at the beginning of the reporting period. The weighting was then reduced to 40% (36% in the U.S., 3% in Canada and 1% in New Zealand) due to the introduction of the euro, giving Europe a more competitive and highly liquid financial market.

In Europe, the main focus has been on investments in Germany (approximately 9% of the portfolio), the United Kingdom (10%), and Denmark (5%). After the introduction of the euro, the Fund had a total of 25% invested in the new currency. To profit from the ongoing convergence in Europe due to European Monetary Union, we have made additional investments in the Czech Republic (2%), Hungary (2%), Greece (1%) and Poland (0.3%).

We heavily underweighted Japan (between 6% and 8% of the Fund's net asset value against 17% in the benchmark), because of weak economic growth and very low interest rates.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class B Shares for the period from inception date (October 9, 1998) through February 26, 1999, based on NAV and redemption value was (5.12)% and (9.72)%, respectively.

** The J.P. Morgan Global Government Index is a standard foreign securities index representing major government bond markets. This index is unmanaged and investments cannot be made in an index. The return listed above does not include the reinvestment of dividends



Deutsche European Bond Fund

During the reporting period, Deutsche European Bond Fund Class A Shares achieved a total return of 2.77% at NAV (without sales charges) and (1.86)% based on offering price (with sales charges).* The J.P. Morgan European Government Bond Index, the Fund's benchmark, returned 2.66% during this time period.**

The Deutsche European Bond Fund invests primarily in the fixed income securities of European issuers (at least 65% of the portfolio's total assets) and fixed income securities denominated in European currencies. The objective is to achieve steady, high income.

Since the end of August 1998, the Fund decreased its allocation in the currencies of countries that are participating in the euro by 11.5%. Instead, we extended our allocation in Danish kroner (+0.9%), and British pounds (+2.5%). We also decided to enter into two Central Eastern European currencies, the Hungarian forint and the Czech koruna, with allocations of 2.1% and 3.1%, respectively. We also established a position in Swedish krona of 3.5%, where the weakened currency and attractive yield pick-up against German issues of shorter maturity provided a buying opportunity.

The currency markets were rather volatile during this time period. The British pound traded in a large range between 1.60 and 1.71, and Swedish krona between
7.60 and 8.23. Since the beginning of September 1998 until the end of the year, the Deutsche mark strengthened against the U.S. dollar in anticipation of the euro. Since the euro's launch, a significantly stronger U.S. dollar followed, as the European economies started to look increasingly fragile in comparison to the booming growth in the U.S. The euro depreciated from 1.17 levels all the way to
1.10 toward the end of February 1999, not being helped by the political battle
1.11 for lower interest rates in Europe.

The European fixed income markets continued to stay positive until the end of January. In February, bond markets worldwide experienced heavy selling pressure, starting in Japan and spreading to Europe, as many investors became worried about the possible liquidation of U.S. and European bonds by Japanese investors. Europe was, nevertheless, being hit much less than the U.S. bond market. We have maintained our weighted average maturity position of around 7 years and decided to stay rather conservative with respect to credit exposure, buying only liquid issues with good credit ratings. As the European corporate bond market grows and new opportunities arise, we will diversify more into that segment and reduce some of our large government bond holdings.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class B Shares for the reporting period, based on NAV and redemption value was 2.29% and (2.71)%, respectively. Total return for Class C Shares for the period from inception date (September 2, 1998) through February 26, 1999, based on NAV and redemption value was 2.16% and 1.16%, respectively.

** The J.P. Morgan European Government Index is a standard foreign securities index representing European government bond markets. This index is unmanaged and investments cannot be made in an index. The return listed above does not include the reinvestment of dividends.




                     [This Page Intentionally Left Blank]




                     STATEMENTS OF ASSETS AND LIABILITIES

                             Deutsche Funds, Inc.
                        February 26, 1999 (unaudited)

                                                                         Deutsche      Deutsche    Deutsche    Deutsche    Deutsche
                                                                         European       German     Japanese     Global     European
                                                                          Mid-Cap       Equity      Equity       Bond        Bond
                                                                           Fund          Fund        Fund        Fund        Fund
                                                                      ------------  -----------  ----------  ----------  ----------
Assets:
Investment in corresponding Deutsche Portfolio, at value............. $ 20,206,162  $ 1,726,355  $  851,967  $  117,143  $  670,436
Receivable from Manager for expense reimbursement....................       74,554       39,480      31,694      20,194      29,675
Receivable for capital shares sold...................................       31,933       14,724          --          --       4,995
Receivable from corresponding Deutsche Portfolio for withdrawals.....        8,138           --          --          --          --
Foreign tax reclaim receivable.......................................        3,552          462          --          --          --
Deferred organization costs..........................................        9,152        9,152       9,159       9,138       9,152
                                                                      ------------  -----------  ----------  ----------  ----------
  Total assets.......................................................   20,333,491    1,790,173     892,820     146,475     714,258
                                                                      ------------  -----------  ----------  ----------  ----------
Liabilities:
Payable for capital shares redeemed..................................        8,138           --          --          --          --
Payable to corresponding Deutsche Portfolio for contributions........       31,933       14,724          --          --       4,995
Dividends payable....................................................           --           --          --         567       2,193
Transfer Agent fees payable..........................................        5,690        7,971       4,059       3,105       4,662
Distribution fees payable............................................        6,944          621         471          64         203
Custody and portfolio accounting fees payable........................        1,856        1,855       1,711       2,553       1,856
Administrative fees payable..........................................          998           84          33           5          33
Other accrued expenses...............................................        6,483        3,632      15,518      14,714       2,600
                                                                      ------------  -----------  ----------  ----------  ----------
  Total liabilities..................................................       62,042       28,887      21,792      21,008      16,542
                                                                      ------------  -----------  ----------  ----------  ----------
  Net assets......................................................... $ 20,271,449  $ 1,761,286  $  871,028  $  125,467  $  697,716
                                                                      ============  ===========  ==========  ==========  ==========
Net Assets Consist of:
Capital stock, $0.001 par value (authorized 250,000,000 shares for
 each Fund).......................................................... $      1,475  $       124  $       63  $       10  $       53
Paid-in capital......................................................   21,246,828    1,855,275     790,466     128,867     730,905
Accumulated net investment loss......................................      (86,022)      (7,240)     (3,858)       (819)     (3,104)
Undistributed (accumulated) net realized gain (loss) on investments,
 futures contracts and foreign currency transactions.................      303,757       47,282     (55,181)      1,320      12,414
Net unrealized appreciation/(depreciation) of investments,
 futures contracts and foreign currency..............................   (1,194,589)    (134,155)    139,538      (3,911)    (42,552)
                                                                      ------------  -----------  ----------  ----------  ----------
  Net assets......................................................... $ 20,271,449  $ 1,761,286  $  871,028  $  125,467  $  697,716
                                                                      ============  ===========  ==========  ==========  ==========
Computation of Net Asset Value, Redemption Price and Offering
 Price Per Share:
Net assets -- Class A................................................ $ 12,802,741  $ 1,154,402  $   79,860  $  114,911  $  589,842
                                                                      ============  ===========  ==========  ==========  ==========
Shares outstanding -- Class A........................................      887,190       76,928       6,912       9,088      44,627
                                                                      ============  ===========  ==========  ==========  ==========
Net asset value and redemption price per share -- Class A............ $      14.43  $     15.01  $    11.55  $    12.64  $    13.22
                                                                      ============  ===========  ==========  ==========  ==========
Offering price per share -- Class A.................................. $      15.27  $     15.88  $    12.22  $    13.24  $    13.84
                                                                      ============  ===========  ==========  ==========  ==========

Net assets -- Class B................................................ $  6,318,222  $   564,500  $  791,168  $   10,556  $   97,667
                                                                      ============  ===========  ==========  ==========  ==========
Shares outstanding -- Class B........................................      498,389       43,183      55,840         919       7,588
                                                                      ============  ===========  ==========  ==========  ==========
Net asset value, offering price and redemption price per share --
 Class B............................................................. $      12.68  $     13.07  $    14.17  $    11.49  $    12.87
                                                                      ============  ===========  ==========  ==========  ==========

Net assets -- Class C................................................ $  1,150,486  $    42,384          --          --  $   10,207
                                                                      ============  ===========  ==========  ==========  ==========
Shares outstanding -- Class C........................................       89,419        3,269          --          --         817
                                                                      ============  ===========  ==========  ==========  ==========
Net asset value, offering price and redemption price per share --
 Class C............................................................. $      12.87  $     12.97          --          --  $    12.50
                                                                      ============  ===========  ==========  ==========  ==========

The accompanying notes are an integral part of the financial statements.



                           STATEMENTS OF OPERATIONS

                             Deutsche Funds, Inc.
            For the six months ended February 26, 1999 (unaudited)


                                                                           Deutsche    Deutsche    Deutsche    Deutsche    Deutsche
                                                                           European     German     Japanese     Global     European
                                                                            Mid-Cap     Equity      Equity       Bond        Bond
                                                                             Fund        Fund        Fund        Fund        Fund
                                                                        -----------  ----------  ----------  ----------  ----------
Investment Income:
Investment Income and Expenses allocated from corresponding
 Deutsche Portfolio:
Dividend income........................................................ $    25,671  $    3,710  $    1,092  $       --  $       --
Less: Foreign withholding taxes........................................      (3,260)       (478)       (164)         --          --
                                                                        -----------  ----------  ----------  ----------  ----------
  Net dividend income..................................................      22,411       3,232         928          --          --
Interest income........................................................       4,411       1,780       1,263       3,396      10,801
Expenses...............................................................    (157,127)    (43,281)    (41,085)     (4,429)    (14,455)
                                                                        -----------  ----------  ----------  ----------  ----------
  Net investment loss allocated from corresponding Deutsche
   Portfolio...........................................................    (130,305)    (38,269)    (38,894)     (1,033)     (3,654)
                                                                        -----------  ----------  ----------  ----------  ----------
Expenses:
Transfer Agent fees....................................................      36,000      34,919      24,999      24,000      25,750
Registration fees......................................................      22,485      18,285      13,353      13,187      17,900
Professional fees......................................................      17,105      17,069      17,154      16,897      17,069
Portfolio accounting fees..............................................      11,355      11,355      10,210      10,252      11,355
Reports to Shareholders................................................      10,951      10,951      11,087      10,680      10,951
Administration fees....................................................       3,521         397         170          35         150
Directors' fees and expenses...........................................       1,250       1,250       1,250       1,250       1,250
Amortization of organization costs.....................................       1,235       1,235       1,235       1,235       1,235
Insurance fees.........................................................         966         966         975         946         966
Distribution fees -- Class B...........................................      18,702       1,363       1,799          23         345
Distribution fees -- Class C (a).......................................       1,697         102          --          --           5
Service fees -- Class A................................................       6,741       1,040          55         128         459
Service fees -- Class B................................................       6,234         454         600           8         115
Service fees -- Class C (a)............................................         566          34          --          --           2
Other expenses.........................................................         203         203         204         205         203
                                                                        -----------  ----------  ----------  ----------  ----------
  Total expenses.......................................................     139,011      99,623      83,091      78,846      87,755
Less: Expense reimbursement............................................    (188,399)   (131,606)   (118,154)    (82,543)    (98,842)
                                                                        -----------  ----------  ----------  ----------  ----------
  Net expense reimbursement in excess of total expenses................     (49,388)    (31,983)    (35,063)     (3,697)    (11,087)
                                                                        -----------  ----------  ----------  ----------  ----------
    Net investment income (loss).......................................     (80,917)     (6,286)     (3,831)      2,664       7,433
                                                                        -----------  ----------  ----------  ----------  ----------
Net Realized and Unrealized Gain (Loss) on Investments, Futures
 Contracts and Foreign Currency allocated from corresponding
 Deutsche Portfolio:
Net realized gain (loss) on:
 Investments...........................................................     343,533       2,067      (9,113)      1,961      14,429
 Futures contracts.....................................................          --      49,308          --        (328)         --
 Foreign currency transactions.........................................     (29,840)       (731)    (43,170)        (56)       (686)
Net change in unrealized appreciation/(depreciation) on:
 Investments...........................................................    (342,198)    (22,083)    137,200      (4,164)    (44,531)
 Futures contracts.....................................................          --          (5)         --        (195)         --
 Foreign currency translation..........................................         623         (23)     10,187         (18)        (27)
                                                                        -----------  ----------  ----------  ----------  ----------
Net Realized and Unrealized Gain (Loss) on Investments, Futures
 Contracts and Foreign Currency allocated from corresponding
 Deutsche Portfolio....................................................     (27,882)     28,533      95,104      (2,800)    (30,815)
                                                                        -----------  ----------  ----------  ----------  ----------
Net Increase (Decrease) in Net Assets Resulting From Operations........ $  (108,799) $   22,247  $   91,273  $     (136) $  (23,382)
                                                                        ===========  ==========  ==========  ==========  ==========

(a) Inception date:                                                          9/2/98      9/2/98          --          --      9/2/98

The accompanying notes are an integral part of the financial statements.




                      STATEMENTS OF CHANGES IN NET ASSETS

                              Deutsche Funds, Inc.

                                                                  Deutsche European Mid-Cap Fund     Deutsche German Equity Fund
                                                                --------------------------------- ---------------------------------
                                                                   For the Six                        For the Six
                                                                   Months Ended    For the Period    Months Ended    For the Period
                                                                February 26,
                                                                   1999 Ended
                                                                   (a) February
                                                                   26, 1999
                                                                   Ended (a)
                                                                   (unaudited)
                                                                   August 31,
                                                                   1998
                                                                   (unaudited)
                                                                   August 31,
                                                                   1998
                                                                ----------------- --------------- ----------------- ---------------
Increase (Decrease) in Net Assets:
Operations:
Net investment  income (loss).................................... $   (80,917)     $   (4,424)       $   (6,286)      $     676
Net realized gain (loss) on investments, futures contracts and foreign currency transactions allocated from corresponding
 Deutsche Portfolio..............................................     313,693         158,552            50,644          10,544
Net change in unrealized appreciation/(depreciation) on
 investments, futures contracts and foreign currency
 translations allocated from corresponding Deutsche Portfolio....    (341,575)       (853,014)          (22,111)       (112,044)
                                                                  -----------      ----------        ----------       ---------
Net increase (decrease) in net assets resulting from
 operations......................................................    (108,799)       (698,886)           22,247        (100,824)
                                                                  -----------      ----------        ----------       ---------
Distributions to Shareholders:
Dividends from net investment income:
Class A..........................................................          --              --              (994)             --
Class B..........................................................          --              --                --              --
Class C..........................................................          --              --                --              --
Distributions from realized gains:
Class A..........................................................     (51,423)             --            (9,095)             --
Class B..........................................................     (76,047)             --            (3,764)             --
Class C..........................................................      (9,584)             --              (407)             --
                                                                  -----------      ----------        ----------       ---------
  Total distributions............................................    (137,054)             --           (14,260)             --
                                                                  -----------      ----------        ----------       ---------
Capital Share Transactions: Class A
Net proceeds from shares sold....................................  11,370,454       2,861,890           823,928         638,075
Net proceeds from dividends and distributions reinvested.........      46,741              --             9,508              --
Net cost of shares redeemed......................................    (738,795)       (281,385)         (152,122)       (128,511)
                                                                  -----------      ----------        ----------       ---------
Net increase in net assets resulting from capital share
 transactions -- Class A.........................................  10,678,400       2,580,505           681,314         509,564
                                                                  -----------      ----------        ----------       ---------
Capital Share Transactions: Class B (b)
Net proceeds from shares sold....................................   2,389,700       4,950,740           362,779         320,200
Net proceeds from dividends and distributions reinvested.........      67,185              --             3,431              --
Net cost of shares redeemed......................................    (459,999)       (154,723)          (77,163)             (1)
                                                                  -----------      ----------        ----------       ---------
Net increase in net assets resulting from capital share
 transactions -- Class B.........................................   1,996,886       4,796,017           289,047         320,199
                                                                  -----------      ----------        ----------       ---------
Capital Share Transactions: Class C (c)
Net proceeds from shares sold....................................   1,164,068              --            42,679              --
Net proceeds from dividends and distributions reinvested.........       8,743              --               210              --
Net cost of shares redeemed......................................     (19,542)             --                (1)             --
                                                                  -----------      ----------        ----------       ---------
Net increase in net assets resulting from capital share
 transactions -- Class C.........................................   1,153,269              --            42,888              --
                                                                  -----------      ----------        ----------       ---------
  Total increase in net assets...................................  13,582,702       6,677,636         1,021,236         728,939
Net Assets:
Beginning of period..............................................   6,688,747          11,111           740,050          11,111
                                                                  -----------      ----------        ----------       ---------
End of period (d)................................................ $20,271,449      $6,688,747        $1,761,286       $ 740,050
                                                                  ===========      ==========        ==========       =========
Capital Shares -- Class A
Shares sold......................................................     766,937         185,654            54,292          39,304
Shares reinvested................................................       3,201              --               590              --
Shares redeemed..................................................     (51,836)        (17,655)           (9,891)         (8,256)
                                                                  -----------      ----------        ----------       ---------
  Net increase in fund shares....................................     718,302         167,999            44,991          31,048
                                                                  ===========      ==========        ==========       =========
Capital Shares -- Class B (b)
Shares sold......................................................     187,797         353,382            26,641          22,029
Shares reinvested................................................       5,233              --               244              --
Shares redeemed..................................................     (36,217)        (11,806)           (5,731)             --
                                                                  -----------      ----------        ----------       ---------
  Net increase in fund shares....................................     156,813         341,576            21,154          22,029
                                                                  ===========      ==========        ==========       =========
Capital Shares -- Class C (c)
Shares sold......................................................      90,289              --             3,254              --
Shares reinvested................................................         671              --                15              --
Shares redeemed..................................................      (1,541)             --                --              --
                                                                  -----------      ----------        ----------       ---------
  Net increase in fund shares....................................      89,419              --             3,269              --
                                                                  ===========      ==========        ==========       =========

(a) Commencement of operations:..................................                    10/17/97                          10/17/97
(b) Inception date:..............................................                     3/30/98                           3/16/98
(c) Inception date:..............................................                      9/2/98                            9/2/98
(d) Includes undistributed (accumulated) net investment
    income (loss) of:............................................ $   (86,022)     $   (5,105)       $   (7,240)      $      40
                                                                  -----------      ----------        ----------       ---------

The accompanying notes are an integral part of the financial statements.





         Deutsche Japanese Equity Fund                 Deutsche Global Bond Fund                  Deutsche European Bond Fund
    --------------------------------------      --------------------------------------      --------------------------------------
       For the Six                                 For the Six                                 For the Six
       Months Ended         For the Period         Months Ended         For the Period         Months Ended         For the Period
    February 26, 1999         Ended (a)         February 26, 1999         Ended (a)         February 26, 1999         Ended (a)
       (unaudited)         August 31, 1998         (unaudited)         August 31, 1998         (unaudited)         August 31, 1998
    -----------------      ---------------      -----------------      ---------------      -----------------      ---------------


        $ (3,831)            $   (280)              $  2,664            $   1,646              $   7,433             $    610

         (52,283)              (3,536)                 1,577                 (499)                13,743                  636

         147,387               (7,849)                (4,377)                 466                (44,558)               2,006
        --------             --------               --------            ---------              ---------             --------
          91,273              (11,665)                  (136)               1,613                (23,382)               3,252
        --------             --------               --------            ---------              ---------             --------


              --                   --                 (3,207)              (1,204)                (9,096)                (203)
              --                   --                   (240)                  --                 (1,577)                (400)
              --                   --                     --                   --                    (39)                  --

              --                   --                   (293)                  --                 (1,162)                  --
              --                   --                    (22)                  --                   (215)                  --
              --                   --                     --                   --                     --                   --
        --------             --------               --------            ---------              ---------             --------
              --                   --                 (3,762)              (1,204)               (12,089)                (603)
        --------             --------               --------            ---------              ---------             --------

          57,186                7,050                 33,294              172,958                779,760               25,533
              --                   --                  2,978                1,203                  7,992                  202
            (147)              (1,079)                (2,443)            (101,450)              (191,667)              (9,296)
        --------             --------               --------            ---------              ---------             --------
          57,039                5,971                 33,829               72,711                596,085               16,439
        --------             --------               --------            ---------              ---------             --------

         425,812              291,662                 11,266                   --                 12,544               83,269
              --                   --                    212                   --                  1,526                  401
             (40)                (135)                  (173)                  --                 (1,398)                  --
        --------             --------               --------            ---------              ---------             --------
         425,772              291,527                 11,305                   --                 12,672               83,670
        --------             --------               --------            ---------              ---------             --------

              --                   --                     --                   --                 10,550                   --
              --                   --                     --                   --                     11                   --
              --                   --                     --                   --                     --                   --
        --------             --------               --------            ---------              ---------             --------
              --                   --                     --                   --                 10,561                   --
        --------             --------               --------            ---------              ---------             --------
         574,084              285,833                 41,236               73,120                583,847              102,758

         296,944               11,111                 84,231               11,111                113,869               11,111
        --------             --------               --------            ---------              ---------             --------
        $871,028             $296,944               $125,467            $  84,231              $ 697,716             $113,869
        ========             ========               ========            =========              =========             ========

           5,477                  667                  2,460               13,535                 55,828                1,985
              --                   --                    222                   95                    571                   16
             (16)                (105)                  (181)              (7,932)               (13,933)                (729)
        --------             --------               --------            ---------              ---------             --------
           5,461                  562                  2,501                5,698                 42,466                1,272
        ========             ========               ========            =========              =========             ========

          32,511               23,343                    916                   --                    919                6,631
              --                   --                     17                   --                    112                   32
              (3)                 (11)                   (14)                  --                   (106)                  --
        --------             --------               --------            ---------              ---------             --------
          32,508               23,332                    919                   --                    925                6,663
        ========             ========               ========            =========              =========             ========

              --                   --                     --                   --                    816                   --
              --                   --                     --                   --                      1                   --
              --                   --                     --                   --                     --                   --
        --------             --------               --------            ---------              ---------             --------
              --                   --                     --                   --                    817                   --
        ========             ========               ========            =========              =========             ========


                             10/20/97                                    10/15/97                                    10/17/97
                              8/10/98                                     10/9/98                                     6/25/98
                                   --                                          --                                      9/2/98
        $ (3,858)            $    (27)              $   (819)           $      36              $  (3,104)            $    175
        --------             --------               --------            ---------              ---------             --------



                              FINANCIAL HIGHLIGHTS

                              Deutsche Funds, Inc.

Selected data for a Class A share of common stock outstanding throughout each period.

                                                          Deutsche European Mid-Cap Fund         Deutsche German Equity Fund
                                                       -----------------------------------   -----------------------------------
                                                          For the Six                           For the Six
                                                          Months Ended      For the Period      Months Ended      For the Period
                                                       February 26, 1999      Ended (a)      February 26, 1999      Ended (a)
                                                          (unaudited)      August 31, 1998      (unaudited)      August 31, 1998
                                                       -----------------   ---------------   -----------------   ---------------
Net asset value at beginning of period...............            $ 14.22            $12.50             $ 14.46            $12.50
                                                                 -------            ------             -------            ------
Investment operations:
 Net investment income (loss)........................              (0.04)             0.01               (0.05)             0.02
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency allocated from corresponding Deutsche
  Portfolio..........................................               0.44              1.71                0.76              1.94
                                                                 -------            ------             -------            ------
 Increase (decrease) from investment operations......               0.40              1.72                0.71              1.96
                                                                 -------            ------             -------            ------
 Distributions to Shareholders:
 Dividends from net investment income................                 --                --               (0.02)               --
 Distributions from net realized gains...............              (0.19)               --               (0.14)               --
                                                                 -------            ------             -------            ------
Total distributions..................................              (0.19)               --               (0.16)               --
                                                                 -------            ------             -------            ------
Net asset value at end of period.....................            $ 14.43            $14.22             $ 15.01            $14.46
                                                                 =======            ======             =======            ======

Total Return (based on net asset value) (b)*.........               2.81%            13.76%               4.80%            15.68%
Ratios and Supplemental Data:
 Net assets, end of period (000's)...................            $12,803            $2,402             $ 1,154            $  462
 Ratios to average net assets:
 Expenses (c)**......................................               1.60%             1.60%               1.60%             1.60%
 Net investment income (loss) (c)**..................             (1.09)%             0.23%             (0.79)%             0.75%

(a)    Commencement of operations:                                                10/17/97                              10/17/97

(b) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

Expenses to average net assets**                                     5.66%            18.86%              22.29%            73.61%
Net investment loss to average net assets**                        (5.15)%          (17.03)%            (21.48)%          (71.26)%
                                                                 =======            ======             =======            ======

 * Not annualized

** Annualized


The accompanying notes are an integral part of the financial statements.




       Deutsche Japanese Equity Fund               Deutsche Global Bond Fund            Deutsche European Bond Fund
    ---------------------------------------   -----------------------------------   -----------------------------------
       For the Six                               For the Six                           For the Six
       Months Ended          For the Period      Months Ended      For the Period      Months Ended      For the Period
    February 26, 1999          Ended (a)      February 26, 1999      Ended (a)      February 26, 1999      Ended (a)
       (unaudited)          August 31, 1998      (unaudited)      August 31, 1998      (unaudited)      August 31, 1998
    -----------------       ---------------   -----------------   ---------------   -----------------   ---------------
       $ 9.85                      $  12.50              $12.79            $12.50              $13.15            $12.50
       ------                      --------              ------            ------              ------            ------

         0.02                         (0.07)               0.31              0.26                0.12              0.19



         1.68                         (2.58)              (0.05)             0.22                0.26              0.58
       ------                      --------              ------            ------              ------            ------
         1.70                         (2.65)               0.26              0.48                0.38              0.77
       ------                      --------              ------            ------              ------            ------

           --                            --               (0.38)            (0.19)              (0.28)            (0.12)

           --                            --               (0.03)               --               (0.03)               --
       ------                      --------              ------            ------              ------            ------
           --                            --               (0.41)            (0.19)              (0.31)            (0.12)
       ------                      --------              ------            ------              ------            ------
       $11.55                      $   9.85              $12.64            $12.79              $13.22            $13.15
       ======                      ========              ======            ======              ======            ======

        17.26%                      (21.20)%               1.97%             3.85%               2.77%             6.17%

          $80                      $     14              $  115            $   84              $  590            $   28

         1.60%                         1.60%               1.30%             1.30%               1.30%             1.30%
        (1.02)%                      (1.00)%               4.92%             3.62%               3.33%             2.67%

                                   10/20/97                              10/15/97                              10/17/97




       51.57%                        454.24%             148.73%           243.87%              46.50%           454.22%
       (50.99)%                     (453.64)%           (142.51)%         (238.95)%            (41.87)%         (450.25)%



                       FINANCIAL HIGHLIGHTS (CONTINUED)

                             Deutsche Funds, Inc.

Selected data for a Class B share of common stock outstanding throughout each period.



                                                       Deutsche European Mid-Cap Fund         Deutsche German Equity Fund
                                                    -----------------------------------   -----------------------------------
                                                       For the Six                           For the Six
                                                       Months Ended      For the Period      Months Ended      For the Period
                                                    February 26, 1999      Ended (a)      February 26, 1999      Ended (a)
                                                       (unaudited)      August 31, 1998      (unaudited)      August 31, 1998
                                                    -----------------   ---------------   -----------------   ---------------
Net asset value at beginning of period.............           $ 12.55           $ 12.50             $ 12.63           $ 12.50
                                                              -------           -------             -------           -------
Investment operations:
 Net investment income (loss)......................             (0.09)            (0.02)              (0.06)            (0.01)
 Net realized and unrealized gain (loss) on
  investments, futures contacts and foreign
  currency allocated from corresponding Deutsche
  Portfolio........................................              0.41              0.07                0.64              0.14
                                                              -------           -------             -------           -------
 Increase (decrease) from investment operations....              0.32              0.05                0.58              0.13
                                                              -------           -------             -------           -------
Distributions to Shareholders:
 Dividends from net investment income..............                --                --                  --                --
 Distributions from net realized gains.............             (0.19)               --               (0.14)               --
                                                              -------           -------             -------           -------
 Total distributions...............................             (0.19)               --               (0.14)               --
                                                              -------           -------             -------           -------
Net asset value at end of period...................           $ 12.68           $ 12.55             $ 13.07           $ 12.63
                                                              =======           =======             =======           =======

Total Return (based on net asset value) (b)*.......              2.54%             0.40%               4.51%             1.04%
Ratios and Supplemental Data:
 Net assets, end of period (000's).................           $ 6,318           $ 4,287             $   565           $   278
 Ratios to average net assets:
 Expenses (c)**....................................              2.35%             2.35%               2.35%             2.35%
 Net investment loss (c)**.........................             (1.88)%           (0.70)%             (1.52)%           (0.19)%

(a) Inception date:                                                             3/30/98                               3/16/98

(b) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment loss to average net assets would have been as follows:

    Expenses to average net assets**                             5.08%            19.61%              25.34%            74.36%
    Net investment loss to average net assets**                 (4.61)%          (17.96)%            (24.51)%          (72.20)%

 * Not annualized
** Annualized

The accompanying notes are an integral part of the financial statements.






                                                Deutsche Global
         Deutsche Japanese Equity Fund             Bond Fund               Deutsche European Bond Fund
    --------------------------------------      -----------------      -----------------------------------
      For the Six                                   For the               For the Six
      Months Ended          For the Period       Period Ended (a)         Months Ended      For the Period
    February 26, 1999         Ended (a)         February 26, 1999      February 26, 1999      Ended (a)
       (unaudited)         August 31, 1998         (unaudited)            (unaudited)      August 31, 1998
    -----------------      ---------------      -----------------      -----------------   ---------------
          $12.11               $ 12.50               $ 12.50                $12.82              $12.50
          ------               -------               -------                ------              ------

           (0.07)                (0.01)                 0.24                  0.18                0.08


            2.13                 (0.38)                (0.87)                 0.12                0.35
          ------               -------               -------                ------              ------
            2.06                 (0.39)                (0.63)                 0.30                0.43
          ------               -------               -------                ------              ------

              --                    --                 (0.35)                (0.22)              (0.11)

              --                    --                 (0.03)                (0.03)                 --
          ------               -------               -------                ------              ------
              --                    --                 (0.38)                (0.25)              (0.11)
          ------               -------               -------                ------              ------
          $14.17               $ 12.11               $ 11.49                $12.87              $12.82
          ======               =======               =======                ======              ======

           17.01%                (3.12)%               (5.12)%                2.29%               3.44%

            $791               $   283               $    11                $   98              $   85

            2.35%                 2.35%                 2.05%                 2.05%               2.05%
           (1.49)%               (1.25)%                4.36%                 2.69%               2.38%

                               8/10/98               10/9/98                                   6/25/98




           46.76%               454.99%               221.65%                32.02%             454.97%
          (45.90)%             (453.89)%             (215.24)%              (27.28)%           (450.54)%





                       FINANCIAL HIGHLIGHTS (CONTINUED)

                             Deutsche Funds, Inc.

 For the period from Inception Date (a) through February 26, 1999 (unaudited)

Selected data for a Class C share of common stock outstanding throughout the period.

                                             Deutsche     Deutsche     Deutsche
                                             European      German      European
                                              Mid-Cap      Equity        Bond
                                               Fund         Fund         Fund
                                             --------     --------     --------
Net asset value at beginning of period.....   $ 12.50      $ 12.50       $12.50
                                              -------      -------       ------
Investment operations:
 Net investment income (loss)..............     (0.05)       (0.06)        0.23
 Net realized and unrealized gain on
  investments, futures contracts and
  foreign currency allocated from
  corresponding Deutsche Portfolio.........      0.61         0.67         0.05
                                              -------      -------       ------
 Increase from investment operations.......      0.56         0.61         0.28
                                              -------      -------       ------
Distributions to Shareholders:
 Dividends from net investment income......        --           --        (0.25)
 Distributions from net realized gains.....     (0.19)       (0.14)       (0.03)
                                              -------      -------       ------
 Total distributions.......................     (0.19)       (0.14)       (0.28)
                                              -------      -------       ------
Net asset value at end of period...........   $ 12.87      $ 12.97       $12.50
                                              =======      =======       ======

Total Return (based on net asset
 value) (b)*...............................      4.47%        4.80%        2.16%

Ratios and Supplemental Data:
 Net assets, end of period (000's).........   $ 1,150      $    42       $   10
 Ratios to average net assets:
 Expenses (c)**............................      2.35%        2.35%        2.05%
 Net investment income (loss) (c)**........    (1.84)%      (1.46)%        2.52%

(a) Inception date:                            9/2/98       9/2/98       9/2/98

(b) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

    Expenses to average net assets**           6.47%       25.61%      179.39%
    Net investment loss to average
     net assets**                             (5.96)%     (24.72)%    (174.82)%

 * Not annualized

** Annualized

The accompanying notes are an integral part of the financial statements.




                         NOTES TO FINANCIAL STATEMENTS

                             Deutsche Funds, Inc.

                         February 26, 1999 (unaudited)

Note 1--Organization

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (each a "Fund" and collectively, the "Funds"). The accompanying financial statements and notes thereto relate to five of these Funds: Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"), Deutsche German Equity Fund ("German Equity Fund") and Deutsche Japanese Equity Fund ("Japanese Equity Fund") (collectively, the "Equity Funds"); and Deutsche Global Bond Fund ("Global Bond Fund") and Deutsche European Bond Fund ("European Bond Fund") (collectively, the "Bond Funds").

Each of the Funds seeks to achieve its respective investment objective by investing substantially all of its assets in the corresponding portfolio of Deutsche Portfolios (the "Portfolio Trust"), a New York business trust, registered under the 1940 Act, having substantially the same investment objective of each of the respective Funds. The Portfolio Trust is an open-end management investment company and comprises ten portfolios (each a "Portfolio"). The financial statements of five of the corresponding Portfolios, including their portfolio of investments, are included elsewhere within this report and should be read in conjunction with each Fund's financial statements.

The Company has not retained the services of an investment adviser since the Funds seek to achieve their investment objective by investing all of their investable assets in their corresponding Portfolios of the Portfolio Trust. Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company ("Federated") serves as administrator to the Funds and Federated Shareholder Services Company serves as transfer agent and dividend disbursing agent to the Funds. Edgewood Services, Inc. ("Edgewood"), an affiliate of Federated, serves as distributor to the Funds (the "Distributor").

The Japanese Equity Fund and the Global Bond Fund offer two classes of shares to investors, Class A and Class B. The European Mid-Cap Fund, German Equity Fund and European Bond Fund offer three classes to investors, Class A, Class B and Class C. All three Classes of shares are subject to a Service Plan, and Class B Shares and Class C Shares are also subject to a Distribution Plan. Each Class will bear its respective portion of the expenses under the Service and Distribution Plans. The Funds commenced operations during October 1997.

Note 2 -- Significant Accounting Policies

The Company prepares its financial statements in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation

The value of a Fund's investment in the Portfolio included in the accompanying Statements of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (percentages as February 26, 1999 are listed below). Valuation of securities by the Portfolio is discussed in Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.


Fund                       Percentage    Portfolio
---------------------     ------------   -------------------------------------
European Mid-Cap Fund         77.46%     Provesta Portfolio (US Dollar)
German Equity Fund            30.58%     Investa Portfolio (US Dollar)
Japanese Equity Fund          32.31%     Japanese Equity Portfolio (US Dollar)
Global Bond Fund               2.12%     Global Bond Portfolio (US Dollar)
European Bond Fund            10.23%     European Bond Portfolio (US Dollar)

Investment Income, Expenses, Realized and Unrealized Gains and Losses

The Funds record their proportionate share of the investment income, expenses, realized and unrealized gains and losses recorded by the Portfolios on a daily basis. The investment income, expenses, realized and unrealized gains and losses are allocated daily to the investors of the Portfolio based upon the amount of their investment in the Portfolio. The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses attributable to each Fund are charged directly to the respective Fund, while general Company expenses attributable to more than one Fund of the Company are allocated among the respective Funds. The investment income and expenses of each Fund (other than Class specific expenses), and realized and unrealized gains and losses allocated from the Portfolio are further allocated to each Class of shares based on their relative net asset values.

Federal Income Taxes

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, each Fund would not be subject to U.S. federal income taxes to the extent it distributes substantially all of its taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, each Fund would not be subject to U.S. federal excise tax. Accordingly, no provision for federal income and excise tax is required.

Distributions to Shareholders

Dividends from net investment income of the Funds are declared and paid at least annually and, in the case of the Bond Funds, monthly. Capital gains of each Fund, if any, are distributed at least annually. However, to the extent that the net realized gains of a Fund can be reduced by any capital loss carryforwards of that Fund, such gains will not be distributed. Dividends and capital gains distributions are distributed in U.S. dollars. The Funds record all dividend distributions to shareholders on ex-dividend date.

Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Company were paid initially by DFM and are being reimbursed by the Funds. Such organization costs have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

Note 3 -- Significant Agreements and Transactions with Affiliates

The Company has retained the services of Federated as administrator. Under the Administration Agreement, Federated will assist in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated receives a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year. Federated, in its capacity as operations agent for the Portfolio Trust and administrator of the Funds, receives a minimum aggregate fee from each Fund, its corresponding Portfolio and any other funds investing in the Portfolio Trust, taken together, of $75,000 for the first year and $125,000 for the second year.

The Company has entered into a distribution agreement with Edgewood. Edgewood serves as principal distributor for shares of each Fund. Pursuant to the Service and Distribution Plans, Class B Shares and Class C Shares of the Funds are subject to the Distribution Plan and Class A Shares, Class B Shares and Class C Shares of the Funds are subject to the Service Plan. Under the Distribution Plan, Class B Shares and Class C Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares and Class C Shares, respectively, to finance activity that is principally intended to result in the sale of Class B Shares and Class C Shares of the Fund. Under the Service Plan, each Fund pays to DFM, for the provision of certain services to the holders of Class A Shares, Class B Shares and Class C Shares, a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares.

Federated Shareholder Services Company serves as the transfer agent and dividend disbursing agent for each Fund. Federated and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc. provides fund accounting services to the Funds. IBT (Boston) acts as the sub-administrator for each Fund and as the custodian of each Fund's assets.

Expense Reimbursements

DFM has voluntarily agreed that it will reimburse each Fund through at least August 31, 1999, to the extent necessary, to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio), at not more than 1.60%, 2.35% and 2.35% of the average daily net assets of Class A Shares, Class B Shares and Class C Shares of the Equity Funds, respectively, and at not more than 1.30%, 2.05% and 2.05% of the average daily net assets of Class A Shares, Class B Shares and Class C Shares of the Bond Funds, respectively.

For the six months ended February 26, 1999, DFM voluntarily reimbursed the following expenses pursuant to this undertaking:

                         Portfolio   Fund       Total                           Portfolio   Fund     Total
                         ---------   ----       -----                           ---------   ----     -----
European Mid-Cap Fund    $49,388   $139,011   $188,399     Global Bond Fund     $ 3,697   $78,846   $82,543
German Equity Fund       $31,983   $ 99,623   $131,606     European Bond Fund   $11,087   $87,755   $98,842
Japanese Equity Fund     $35,063   $ 83,091   $118,154

Note 4--Concentration of Ownership

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.




                     [This Page Intentionally Left Blank]




                            PORTFOLIO OF INVESTMENTS

                         Provesta Portfolio (US Dollar)

                         February 26, 1999 (unaudited)

                                                                                                      Market
Shares          Description                                                                           Value
-----------     --------------------------------------------------------------------------------  -------------
Common Stocks -- 82.0%
France -- 6.0%
           500  Banque Nationale de Paris.......................................................  $      39,927
        17,500  Business Objects SA -- ADR*.....................................................        634,375
         1,400  Cap Gemini SA...................................................................        242,197
         1,050  Credit Commercial de France.....................................................         90,536
           700  Dassault Systemes SA............................................................         27,757
         8,850  Schneider SA....................................................................        520,065
                                                                                                  -------------
                                                                                                      1,554,857
                                                                                                  -------------
Germany -- 55.1%
         1,300  1&1 Aktiengesellschaft & Co. KGaA*..............................................        193,483
           550  A. Friedrich Flender AG*........................................................         74,307
         4,000  Aixtron AG......................................................................        935,837
         7,000  Altana AG.......................................................................        447,488
           800  AVA Allgemeine Handels der Verbraucher*.........................................        303,334
            50  AXA Colonia Konzern AG..........................................................          4,449
         2,500  Barmag AG.......................................................................         43,112
           375  BDAG Balcke-Duerr AG*...........................................................         53,959
         3,100  Beiersdorf AG...................................................................        229,840
         8,500  BERLINER ELEKTRO Holding AG.....................................................         95,698
         6,000  BERU AG.........................................................................        120,604
         8,000  BHF-Bank AG.....................................................................        303,598
        19,500  Continental AG..................................................................        486,207
           600  DBV-Winterthur Holding AG.......................................................        224,074
         5,200  Deutsche Babcock AG*............................................................        274,732
         4,250  Deutsche Pfandbrief-und Hypothekenbank AG.......................................        366,454
         5,200  Duerr AG........................................................................        141,078
         1,750  Escada AG.......................................................................        240,275
        29,000  FAG Kugelfischer Georg Schaefer AG..............................................        243,680
           875  Fresenius AG....................................................................        129,749
         5,500  Fresenius Medical Care AG.......................................................        320,788
         3,000  Fried. Krupp AG Hoesch-Krupp+...................................................        441,557
            15  Fuchs Petrolub AG Oel & Chemie..................................................          1,087
        11,900  Gehe AG.........................................................................        666,619
         4,650  Heidelberger Druckmaschinen AG..................................................        256,910
         3,200  Henkel KGaA.....................................................................        240,066
        10,000  Hucke AG........................................................................        104,348
        13,650  IWKA AG.........................................................................        266,878
         3,200  Kali und Salz Beteiligungs AG*..................................................        430,573
         5,000  Kiekert AG......................................................................        165,309
         2,190  Kinowelt Medien AG*.............................................................        488,316
         6,500  Kloeckner-Werke AG*.............................................................        469,072
           150  Krones AG*......................................................................          3,707
           150  KSB AG*.........................................................................         24,681
         1,400  Leonische Drahtwerke AG.........................................................        445,950
           750  Mannheimer Versicherung AG......................................................        395,424
        23,000  Metallgesellschaft AG...........................................................        424,422
         1,500  MobilCom AG.....................................................................        517,346
           100  Nuernberger Beteiligungs AG - AKT `B'...........................................         83,698
            38  Nuernberger Beteiligungs AG.....................................................         33,642
        11,750  Phoenix AG......................................................................        196,174
         6,000  Praktiker Bau-und Heimwerkermaerkte AG..........................................         59,314
         1,250  Rhoen-Klinikum AG...............................................................        137,987
         1,800  SAP AG..........................................................................        612,907
         5,200  Schering AG.....................................................................        668,838
         2,750  Schlott AG......................................................................         55,126
         5,000  SGL Carbon AG...................................................................        236,156
        12,500  SKW Trostberg AG................................................................        282,152
           700  Springer (Axel) Verlag AG.......................................................        768,876
           770  Wella AG........................................................................        465,172
         3,750  WMF-Wuerttembergische Metallwarenfabrik AG......................................         65,904
        23,000  Wuensche AG*....................................................................        128,842
                                                                                                  -------------
                                                                                                     14,369,799
                                                                                                  -------------
Ireland -- 0.6%
         4,100  CBT Group Plc - ADR*............................................................         65,344
         8,500  Irish Life Plc..................................................................         85,852
                                                                                                  -------------
                                                                                                        151,196
                                                                                                  -------------
Italy -- 5.4%
       475,000  Banca di Roma*..................................................................        687,653
        85,000  Banca Nazionale del Lavoro*.....................................................        251,523
         1,400  Banca Popolare di Bergamo Credito Varesino SpA..................................         36,476
         2,900  Banca Popolare di Brescia.......................................................         88,744
        22,500  Banca Popolare di Milano........................................................        189,359
        15,750  Banca Popolare di Novara........................................................        150,750
                                                                                                  -------------
                                                                                                      1,404,505
                                                                                                  -------------
Luxembourg -- 0.2%
           450  Societe Europeenne des Satellites - FDR*........................................         57,584
                                                                                                  -------------
Netherlands -- 9.0%
        10,000  ASM Lithography Holding NV*.....................................................        411,351
         7,500  Benckiser NV - B Shares.........................................................        474,557
           925  Equant NV*......................................................................         66,753
        13,300  Getronics NV....................................................................        580,697
         7,000  Nutreco Holding NV..............................................................        283,717
         7,750  Qiagen NV*......................................................................        544,806
                                                                                                  -------------
                                                                                                      2,361,881
                                                                                                  -------------
Portugal -- 1.5%
        34,491  Banco Mello SA..................................................................        393,245
                                                                                                  -------------
Spain -- 0.6%
         2,350  Banco Popular Espanol SA........................................................        157,585
                                                                                                  -------------
Sweden -- 2.6%
        26,000  Volvo AB - B Shares.............................................................        673,760
                                                                                                  -------------
Switzerland -- 1.0%
            45  Alusuisse Lonza Group AG*.......................................................         50,021
           150  Baloise Holdings Ltd............................................................        129,890
            30  Lindt & Spruengli AG............................................................         76,640
                                                                                                  -------------
                                                                                                        256,551
                                                                                                  -------------
                Total Common Stocks (Cost -- $22,019,816).......................................     21,380,963
                                                                                                  =============
Preferred Stocks -- 18.6%
Germany -- 18.6%
         1,900  AXA Colonia Konzern AG..........................................................        133,565
         1,200  BERLINER ELEKTRO Holding AG.....................................................         13,510
         3,000  Draegerwerk AG..................................................................         39,378
           750  Dyckerhoff AG...................................................................        193,593
            75  EDDING AG.......................................................................         20,595
         4,300  Fresenius AG....................................................................        732,084
           925  Fuchs Petrolub AG Oel & Chemie..................................................         66,143
         1,550  Henkel KGaA.....................................................................        124,284
        18,500  Jungheinrich AG.................................................................        245,877
         1,250  Krones AG.......................................................................         38,032
           620  Marschollek, Lautenschlaeger und Partner AG.....................................        333,694
           375  Porsche AG......................................................................        770,253
         8,500  Prosieben Media AG..............................................................        429,474
         1,750  Rhoen-Klinikum AG...............................................................        179,726
           950  SAP AG..........................................................................        358,957
        14,000  Sixt AG.........................................................................        722,747
           375  Sto AG..........................................................................         78,261
           350  Wella AG........................................................................        259,497
         7,500  WMF-Wuerttembergische Metallwarenfabrik AG......................................        120,275
                                                                                                  -------------
                Total Preferred Stocks (Cost -- $5,395,814).....................................      4,859,945
                                                                                                  =============
Warrants -- 0.1%
Germany -- 0.1%
           200  Continental AG (Exp. Date: 7/6/00; Strike Price EUR 10.17)*.....................         27,680
                                                                                                  -------------
                Total Warrants (Cost -- $35,704)................................................         27,680
                                                                                                  =============
                Total Investments -- 100.7% (Cost -- $27,451,334)...............................     26,268,588
                Liabilities in excess of other assets -- (0.7)%.................................       (181,583)
                                                                                                  =============
                Total Net Assets -- 100.0%......................................................  $  26,087,005
                                                                                                  =============

Notes to the Portfolio of Investments:

* Non-income producing security.

+ Name changed to Thyssen Krupp AG as a result of a merger subsequent to period end.

ADR -- American Depository Receipt

FDR -- Fiduciary Depository Receipt

The accompanying notes are an integral part of the financial statements.




                        Provesta Portfolio (US Dollar)

Industry sector diversification of the Provesta Portfolio's investments as a percentage of net assets as of February 26, 1999 was as follows:

                                              Percentage of
Industry Sector                                Net Assets
--------------------------------------------  -------------
Automotive                                         11.1%
Banking                                            10.6
Heavy Machinery                                     9.0
Industrial - Diversified                            8.2
Computer Software & Processing                      7.7
Health Care Providers                               5.8
Media - Broadcasting & Publishing                   4.8
Pharmaceuticals                                     4.3
Insurance                                           4.2
Household Products                                  3.9
Cosmetics & Personal Care                           3.7
Chemicals                                           3.6
Commercial Services                                 3.0
Wholesalers                                         2.5
Computers & Information                             2.2
Medical & Bio-Technology                            2.1
Telephone Systems                                   2.0
Entertainment & Leisure                             1.9
Textiles, Clothing & Fabrics                        1.8
Electronics                                         1.6
Retailers                                           1.4
Beverages, Food & Tobacco                           1.4
Financial Services                                  1.3
Building Materials                                  1.0
Advertising                                         0.7
Electrical Equipment                                0.4
Oil & Gas                                           0.3
Medical Supplies                                    0.2
Liabilities in excess of other assets              (0.7)
                                                  ------
     Total                                        100.0%
                                                  ======

The accompanying notes are an integral part of the financial statements.




                           PORTFOLIO OF INVESTMENTS

                         Investa Portfolio (US Dollar)
                         February 26, 1999 (unaudited)

                                                                                                                   Market
Shares                     Description                                                                             Value
----------------------     ---------------------------------------------------------------------------------   -------------
Common Stocks -- 79.5%
Airlines -- 0.5%
 1,250                     Deutsche Lufthansa AG..............................................................  $     27,529
                                                                                                                ------------
Automotive -- 13.7%
    96                     Bayerische Motoren Werke AG........................................................        69,384
     4                     Bayerische Motoren Werke AG - New*.................................................         2,825
 2,500                     Continental AG.....................................................................        62,334
 4,433                     Daimler-Chrysler AG................................................................       414,860
 3,500                     Volkswagen AG......................................................................       226,435
                                                                                                                ------------
                                                                                                                     775,838
                                                                                                                ------------
Banking -- 9.7%
 4,375                     Bayerische Vereinsbank AG..........................................................       247,964
 1,100                     BHF-Bank AG........................................................................        41,745
 4,800                     Commerzbank AG.....................................................................       134,971
 3,600                     Dresdner Bank AG...................................................................       125,349
                                                                                                                ------------
                                                                                                                     550,029
                                                                                                                ------------
Chemicals -- 12.1%
 3,850                     BASF AG............................................................................       133,420
 5,000                     Bayer AG...........................................................................       177,117
 7,850                     Hoechst AG.........................................................................       370,334
                                                                                                                ------------
                                                                                                                     680,871
                                                                                                                ------------
Communications -- 4.7%
 5,800                     Deutsche Telekom AG................................................................       266,296
                                                                                                                ------------
Computer Software & Processing -- 2.9%
   475                     SAP AG.............................................................................       161,739
                                                                                                                ------------
Electric Utilities -- 5.1%
 4,150                     RWE AG.............................................................................       180,967
 2,000                     Veba AG............................................................................       106,764
                                                                                                                ------------
                                                                                                                     287,731
                                                                                                                ------------
Electrical Equipment -- 5.6%
 5,000                     Siemens AG.........................................................................       315,790
                                                                                                                ------------
Heavy Construction -- 0.4%
   700                     Hochtief AG........................................................................        23,143
                                                                                                                ------------
Household Products -- 1.0%
   770                     Henkel KGaA........................................................................        57,766
                                                                                                                ------------
Industrial -- Diversified -- 12.7%
 1,650                     Degussa-Huels AG...................................................................        57,271
   150                     Fried. Krupp AG Hoesch-Krupp+......................................................        22,078
    80                     Linde AG...........................................................................        44,990
 3,000                     Mannesmann AG......................................................................       403,003
    37                     Preussag AG........................................................................        17,923
   270                     Thyssen AG+........................................................................        54,717
   215                     Viag AG............................................................................       114,843
                                                                                                                ------------
                                                                                                                     714,825
                                                                                                                ------------
Insurance -- 4.0%
   150                     Allianz AG.........................................................................        45,490
   450                     Muenchener Rueckversicherungs-Gesellschaft AG......................................        90,849
   450                     Muenchener Rueckversicherungs-Gesellschaft AG - New*...............................        89,811
                                                                                                                ------------
                                                                                                                     226,150
                                                                                                                ------------
Oil & Gas -- 0.6%
   400                     Royal Dutch Petroleum Co...........................................................        17,462
 3,500                     Shell Transport & Trading Co.......................................................        19,224
                                                                                                                ------------
                                                                                                                      36,686
                                                                                                                ------------
Pharmaceuticals -- 2.3%
 1,000                     Schering AG........................................................................       128,623
                                                                                                                ------------
Retailers -- 2.8%
    20                     Karstadt AG........................................................................         7,546
 2,150                     Metro AG...........................................................................       152,084
                                                                                                                ------------
                                                                                                                     159,630
                                                                                                                ------------
Textiles, Clothing & Fabrics -- 1.4%
   825                     Adidas-Salomon AG..................................................................        79,019
                                                                                                                ------------
                           Total Common Stocks (Cost -- $4,376,273)...........................................     4,491,665
                                                                                                                ============
Preferred Stocks -- 7.8%
Automotive -- 0.4%
    43                     Bayerische Motoren Werke AG........................................................        17,476
     9                     Bayerische Motoren Werke AG - New*.................................................         3,757
                                                                                                                ------------
                                                                                                                      21,233
                                                                                                                ------------
Building Materials -- 0.4%
   100                     Dyckerhoff AG......................................................................        25,812
                                                                                                                ------------
Computer Software &  Processing -- 3.0%
   450                     SAP AG.............................................................................       170,032
                                                                                                                ------------
Household Products -- 1.1%
   750                     Henkel KGaA........................................................................        60,137
                                                                                                                ------------
Industrial Diversified -- 1.5%
   425                     MAN AG.............................................................................        82,627
                                                                                                                ------------
Retailers -- 1.4%
 2,100                     Metro AG...........................................................................        79,810
                                                                                                                ------------
                           Total Preferred Stocks (Cost -- $460,376)..........................................       439,651
                                                                                                                ============
Warrants -- 4.9%
Automotive -- 1.4%
    92                     Continental AG (Exp. Date: 7/6/00; Strike Price EUR 10.17)*........................        12,733
15,000                     Daimler-Chrysler AG (Exp. Date: 3/31/99; Strike Price EUR 64.90)*..................        68,046
                                                                                                                ------------
                                                                                                                      80,779
                                                                                                                ------------
Banking -- 0.6%
   800                     Commerzbank AG (Exp. Date: 6/15/00; Strike Price EUR 19.02)*.......................         6,872
 2,000                     Dresdner Bank AG (Exp. Date: 4/30/02; Strike Price EUR 26.23)*.....................        27,350
                                                                                                                ------------
                                                                                                                      34,222
                                                                                                                ------------
Chemicals -- 0.3%
    85                     BASF Finance Europe (Exp. Date: 4/9/01; Strike Price EUR 15.75)*...................        14,658
                                                                                                                ------------
Electric Utilities -- 0.3%
 1,180                     Veba AG (Exp. Date: 6/7/99; Strike Price EUR 35.79)*...............................        15,229
                                                                                                                ------------
Insurance -- 2.3%
43,500                     Allianz AG (Exp. Date: 6/30/99; Strike Price EUR 150.69)*..........................        61,637
   420                     Allianz AG (Exp. Date: 6/30/99; Strike Price EUR 150.68)*..........................        55,936
   318                     Muenchener Rueckversicherungs-Gesellschaft AG (Exp. Date: 6/3/02; Strike EUR
                           163.61)*...........................................................................        12,051
                                                                                                                ------------
                                                                                                                     129,624
                                                                                                                ------------
                           Total Warrants (Cost -- $348,183)..................................................       274,512
                                                                                                                ============
                           Total Investments -- 92.2% (Cost -- $5,184,832)....................................     5,205,828
                           Other assets in excess of liabilities -- 7.8%......................................       439,263
                                                                                                                ============
                           Total Net Assets -- 100.0%.........................................................  $  5,645,091
                                                                                                                ============

Notes to the Portfolio of Investments:

* Non-income producing security.

+ Name changed to Thyssen Krupp AG as a result of a merger subsequent to period end.

EUR -- European Monetary Unit (Euro)

The accompanying notes are an integral part of the financial statements.





                           PORTFOLIO OF INVESTMENTS

                     Japanese Equity Portfolio (US Dollar)
                         February 26, 1999 (unaudited)

                                                                                   Market
Shares                     Description                                             Value
--------------------       ------------------------------------------------   ---------------
Common Stocks -- 99.5%
Automotive -- 10.5%
 4,000                     Bridgestone Corp.................................  $        89,326
 2,000                     Honda Motor Co., Ltd.............................           76,878
10,000                     Suzuki Motor Corp................................          110,186
                                                                              ---------------
                                                                                      276,390
                                                                              ---------------
Banking -- 2.3%
 6,000                     Sanwa Bank.......................................           61,317
                                                                              ---------------
Beverages, Food & Tobacco -- 1.7%
 4,000                     Ajinomoto Co., Inc...............................           43,637
                                                                              ---------------
Chemicals -- 3.0%
20,000                     Mitsui Chemicals Inc.............................           78,224
                                                                              ---------------
Commercial Services -- 3.2%
   300                     Bellsystem 24, Inc...............................           85,794
                                                                              ---------------
Communications -- 7.0%
 2,000                     Matsushita Communication Industrial Co., Ltd.....          103,289
    20                     NTT Mobile Communications Network, Inc...........           81,083
                                                                              ---------------
                                                                                      184,372
                                                                              ---------------
Computer Software & Processing -- 9.8%
 2,000                     Fuji Soft ABC, Inc...............................          113,046
 7,000                     Fujitsu Ltd......................................           87,139
    10                     NTT Data Corp....................................           57,616
                                                                              ---------------
                                                                                      257,801
                                                                              ---------------
Computers & Information -- 7.4%
 3,000                     Diamond Computer Service Co......................           51,224
 1,000                     Fujitsu Support and Service, Inc.................           74,102
 1,000                     Softbank Corp....................................           70,654
                                                                              ---------------
                                                                                      195,980
                                                                              ---------------
Cosmetics & Personal Care -- 6.0%
 3,000                     Kao Corp.........................................           59,803
 8,000                     Shiseido Co......................................           96,896
                                                                              ---------------
                                                                                      156,699
                                                                              ---------------
Electric Utilities -- 4.6%
 6,000                     Tokyo Electric Power.............................          120,868
                                                                              ---------------
Electrical Equipment -- 9.0%
 4,000                     Matsushita Electric Industries...................           66,784
 7,000                     Minebea Co., Ltd.................................           69,476
10,000                     NEC Corp.........................................          100,765
                                                                              ---------------
                                                                                      237,025
                                                                              ---------------
Electronics -- 6.4%
 1,000                     Sony Corp........................................           75,532
15,000                     Toshiba Corp.....................................           92,859
                                                                              ---------------
                                                                                      168,391
                                                                              ---------------
Financial Services -- 5.7%
 1,000                     Aiful Corp.*.....................................           67,373
   200                     Shohkoh Fund & Co., Ltd..........................           83,775
                                                                              ---------------
                                                                                      151,148
                                                                              ---------------
Medical Supplies -- 5.2%
 4,000                     Takeda Chemical Industries.......................          137,270
                                                                              ---------------
Office Equipment -- 3.2%
 4,000                     Canon, Inc.......................................           85,457
                                                                              ---------------
Pharmaceuticals -- 2.3%
 2,000                     Yamanouchi Pharmaceutical Co., Ltd...............           60,897
                                                                              ---------------
Real Estate -- 3.4%
 9,000                     Mitsubishi Estate Co., Ltd.......................           88,645
                                                                              ---------------
Retailers -- 5.1%
 1,000                     Ryohin Keikaku Co. Ltd...........................          134,999
                                                                              ---------------
Telephone Systems -- 3.7%
   120                     Nippon Telegraph & Telephone Corp................           98,713
                                                                              ---------------
                           Total Investments -- 99.5% (Cost -- $2,328,124)..        2,623,627
                           Other assets in excess of liabilities -- 0.5%....           13,384
                                                                              ===============
                           Total Net Assets -- 100.0%.......................  $     2,637,011
                                                                              ===============

Notes to the Portfolio of Investments:

* Non-income producing security.

The accompanying notes are an integral part of the financial statements.




                           PORTFOLIO OF INVESTMENTS

                       Global Bond Portfolio (US Dollar)
                         February 26, 1999 (unaudited)

                           Par                                                                   Maturity      Market
Currency                  Value                       Description                        Rate      Date         Value
-----------             ----------  -------------------------------------------------  --------  ---------  ---------
Corporate Debt -- 22.6%
Germany -- 1.3%
CZK                      2,300,000  Deutsche Pfandbrief-und Hypothekenbank AG........   14.875%    5/15/00  $   71,541
                                                                                                            ----------
Japan -- 3.1%
JPY                     20,000,000  Nippon Telegraph & Telephone Corp................    2.500%    7/25/07     174,111
                                                                                                            ----------
Multinational -- 6.2%
DEM                        150,000  European Investment Bank.........................    5.250%    4/15/04      90,348
JPY                      8,000,000  World Bank.......................................    5.250%    3/20/02      76,710
PLN                        400,000  World Bank.......................................   18.000%    2/27/03     124,213
NZD                        100,000  World Bank.......................................    5.375%   11/06/03      50,994
                                                                                                            ----------
                                                                                                               342,265
                                                                                                            ----------
Netherlands -- 2.7%
USD                         50,000  Baden Wurt L -- Finance (Eurodollar).............    6.000%   12/19/02      50,150
USD                        100,000  Telefonica Europe BV -- (Eurodollar).............    6.375%    1/08/03     100,650
                                                                                                            ----------
                                                                                                               150,800
                                                                                                            ----------
United Kingdom -- 5.6%
USD                        100,000  British Telecom plc -- (Eurodollar)..............    7.000%    5/23/07     105,600
USD                        100,000  Glaxo Wellcome plc -- (Eurodollar)...............    6.125%    1/25/06     101,350
GBP                         60,000  Vodafone Group plc...............................    7.875%   11/06/01     100,741
                                                                                                            ----------
                                                                                                               307,691
                                                                                                            ----------
United States -- 3.7%
USD                        100,000  BMW U.S. Capital Corp............................    6.625%    3/15/04     101,450
USD                        100,000  Philip Morris Co., Inc. -- Global Bond...........    7.000%    7/15/05     102,700
                                                                                                            ----------
                                                                                                               204,150
                                                                                                            ----------
                                    Total Corporate Debt (Cost -- $1,248,675)........                        1,250,558
                                                                                                            ==========
Mortgage Backed Securities -- 5.4%
Denmark -- 3.9%
DKK                      1,500,000  Nykredit AS......................................    6.000%   10/01/29     215,489
                                                                                                            ----------
Germany -- 1.5%
EUR                         76,693  Hypothekenbank in Essen AG.......................    4.000%    5/15/00      84,998
                                                                                                            ----------
                                    Total Mortgage Backed Securities (Cost --
                                    $312,690)........................................                          300,487
                                                                                                            ==========
Sovereign Debt Obligations -- 51.0%
Austria -- 0.8%
CZK                      1,500,000  Republic of Austria..............................   11.750%    9/18/00      45,567
                                                                                                            ----------
Belgium -- 2.9%
EUR                        136,341  Kingdom of Belgium -- Series 31..................    5.500%    3/28/28     158,158
                                                                                                            ----------
Canada -- 4.8%
CAD                        250,000  Government of Canada.............................    5.500%    2/01/00     166,081
USD                        100,000  Province of Ontario -- (Yankee)..................    6.000%    2/21/06     100,650
                                                                                                            ----------
                                                                                                               266,731
                                                                                                            ----------
Denmark -- 1.1%
DEM                        100,000  Kingdom of Denmark International Bond............    4.750%    1/07/02      58,210
                                                                                                            ----------
France -- 8.5%
EUR                         76,224  France O.A.T.....................................    6.750%   10/25/03      95,320
EUR                        200,000  France O.A.T.....................................    7.500%    4/25/05   $ 265,153
EUR                        100,000  France O.A.T.....................................    4.000%    4/25/09     108,906
                                                                                                            ----------
                                                                                                               469,379
                                                                                                            ----------
Germany -- 6.2%
EUR                        102,258  Deutschland Republic.............................    8.500%    8/21/00     120,857
EUR                        102,258  Deutschland Republic.............................    7.250%   10/21/02     126,697
EUR                         76,693  Treuhandanstalt..................................    6.500%    4/23/03      93,927
                                                                                                            ----------
                                                                                                               341,481
                                                                                                            ----------
Greece -- 1.3%
GRD                     20,000,000  Hellenic Republic Bond...........................    9.200%    3/21/02      71,412
                                                                                                            ----------
Hungary -- 2.4%
HUF                     30,000,000  Hungary Government Bond -- Series 00/G...........   16.000%   11/24/00     132,684
                                                                                                            ----------
Italy -- 3.5%
EUR                         67,139  Republic of Italy................................   11.500%    3/01/03      95,235
USD                        100,000  Republic of Italy International Bond --
                                    (Eurodollar).....................................    6.000%    5/29/08     100,100
                                                                                                            ----------
                                                                                                               195,335
                                                                                                            ----------
Japan -- 3.4%
JPY                     20,000,000  Japan -- 187 (10 Year Issue).....................    3.300%    6/20/06     186,973
                                                                                                            ----------
Netherlands -- 4.3%
EUR                        200,000  Netherlands Government...........................    5.250%    7/15/08     239,012
                                                                                                            ----------
Norway -- 1.4%
NOK                        600,000  Norwegian Government.............................    5.750%   11/30/04      79,217
                                                                                                            ----------
Spain -- 6.3%
EUR                         90,151  Government of Spain..............................    6.000%    1/31/08     112,093
EUR                         66,111  Government of Spain..............................    6.000%    1/31/29      82,565
DEM                        250,000  Government of Spain..............................    5.750%    1/03/07     154,932
                                                                                                            ----------
                                                                                                               349,590
                                                                                                            ----------
United Kingdom -- 4.1%
GBP                         30,000  United Kingdom Treasury..........................    8.500%   12/07/05      58,561
GBP                         90,000  United Kingdom Treasury..........................    7.250%   12/07/07     170,352
                                                                                                            ----------
                                                                                                               228,913
                                                                                                            ----------
                                    Total Sovereign Debt Obligations (Cost --
                                    $2,871,892)......................................                        2,822,662
                                                                                                            ==========
U.S. Government and Agency Obligations -- 14.7%
United States -- 14.7%
USD                        100,000  Federal National Mortgage Association............    6.540%    9/10/07     103,609
USD                        200,000  US Treasury Note.................................    6.000%    8/15/00     202,344
USD                        100,000  US Treasury Note.................................    5.625%   11/30/00     100,734
USD                        100,000  US Treasury Note.................................    5.875%   11/30/01     101,656
USD                        100,000  US Treasury Note (a).............................    6.000%    7/31/02     102,250
USD                        200,000  US Treasury Note.................................    5.625%   12/31/02     202,156
                                                                                                            ----------
                                    Total U.S. Government and Agency Obligations
                                    (Cost -- $805,592)...............................                          812,749
                                                                                                            ==========
                                    Total Investments -- 93.7% (Cost -- $5,238,849)..                        5,186,456
                                    Other assets in excess of liabilities -- 6.3%....                          348,029
                                                                                                            ==========
                                    Net Assets -- 100.0%.............................                       $5,534,485
                                                                                                            ==========


Notes to the Portfolio of Investments:

Eurodollar -- Bonds issued offshore that pay interest and principal in U.S. Dollars.

Yankee -- U.S. Dollar denominated bonds issued by non-U.S. entities in the U.S.

(a) This security is segregated with the Portfolio's Custodian as collateral for open futures contracts.

Currency abbreviations defined:

CAD -- Canadian Dollar
CZK -- Czech Koruna
DEM -- German Deutschemark
DKK -- Danish Krone
EUR -- European Monetary Unit (Euro) GBP -- Great Britain Pound GRD -- Greek Drachma HUF -- Hungarian Forint JPY -- Japanese Yen NOK -- Norwegian Krone NZD -- New Zealand Dollar PLN -- Polish Zloty USD -- United States Dollar

The accompanying notes are an integral part of the financial statements.






                           PORTFOLIO OF INVESTMENTS

                      European Bond Portfolio (US Dollar)
                         February 26, 1999 (unaudited)

                             Par                                                                  Maturity       Market
Currency                    Value                       Description                       Rate      Date          Value
--------                 -----------  ------------------------------------------------  -------  ----------  ------------
Corporate Debt -- 27.9%
Austria -- 3.2%
DEM                          350,000  Oesterreichische Postsparkasse AG...............    5.250%   11/11/02  $    207,863
                                                                                                             ------------
Denmark -- 3.5%
DKK                        1,700,000  Realkredit Danmark AS...........................    5.000%   10/01/29       231,589
                                                                                                             ------------
Multinational -- 3.3%
DEM                          350,000  World Bank......................................    5.875%   11/10/03       214,448
                                                                                                             ------------
Netherlands -- 3.0%
ITL                      120,000,000  Commerzbank Overseas Finance....................   10.800%    4/14/00        73,485
DEM                          200,000  LB Schleswig-Holsteinische Finance..............    5.625%    7/30/07       122,092
                                                                                                             ------------
                                                                                                                  195,577
                                                                                                             ------------
Sweden -- 3.2%
SEK                        1,000,000  Stadshypotek AB -- Series 1553..................   10.000%   12/20/00       135,289
ITL                      120,000,000  Swedish Export Credit...........................   10.750%    6/09/00        74,200
                                                                                                             ------------
                                                                                                                  209,489
                                                                                                             ------------
United Kingdom -- 10.3%
GBP                          140,000  Kingfisher plc..................................    8.125%    2/14/07       258,826
GBP                          120,000  National Grid Co. plc...........................    8.000%    3/29/06       217,239
DEM                          350,000  Sudwest LB Capital Markets......................    4.625%    2/17/03       202,556
                                                                                                             ------------
                                                                                                                  678,621
                                                                                                             ------------
United States -- 1.4%
GBP                           50,000  KFW International Finance.......................    7.250%    7/23/07        91,197
                                                                                                             ------------
                                      Total Corporate Debt (Cost -- $1,809,663).......                          1,828,784
                                                                                                             ============
Mortgage Backed Securities -- 4.3%
Denmark -- 2.9%
DKK                           41,926  Nykredit AS.....................................    6.000%   10/01/26         6,143
DKK                        1,295,000  Nykredit AS.....................................    6.000%   10/01/29       186,038
                                                                                                             ------------
                                                                                                                  192,181
                                                                                                             ------------
Germany -- 1.4%
EUR                           76,693  Hypothekenbank in Essen AG......................    5.250%    1/22/08        90,136
                                                                                                             ------------
                                      Total Mortgage Backed Securities (Cost --
                                      $289,034).......................................                            282,317
                                                                                                             ============
Sovereign Debt Obligations -- 60.7%
Austria -- 3.1%
DEM                          350,000  Republic of Austria International Bond..........    4.300%    7/15/03       202,556
                                                                                                             ------------
Belgium -- 2.8%
DEM                          300,000  Kingdom of Belgium International Bond...........    6.250%   10/06/03       185,919
                                                                                                             ------------
Czech Republic -- 2.2%
CZK                        4,500,000  Czech Republic..................................   14.750%    5/15/00       140,429
                                                                                                             ------------
Denmark -- 6.2%
DKK                        1,000,000  Kingdom of Denmark..............................    7.000%   12/15/04       169,880
DKK                        1,350,000  Kingdom of Denmark..............................    7.000%   11/15/07       237,115
                                                                                                             ------------
                                                                                                                  406,995
                                                                                                             ------------
Finland -- 2.7%
FRF                          900,000  Finland International Bond......................    7.000%    6/15/04       173,537
                                                                                                             ------------
France -- 1.7%
EUR                          100,000  French Treasury Bill............................    4.500%    7/12/02  $    113,629
                                                                                                             ------------
Germany -- 15.9%
EUR                          562,421  Bundesobligation -- Series 123..................    4.500%    5/17/02       639,077
EUR                          217,299  Deutschland Republic -- Series 93...............    6.000%    9/15/03       263,504
EUR                          102,258  Deutschland Republic -- Series 97...............    6.500%    7/04/27       138,154
                                                                                                             ------------
                                                                                                                1,040,735
                                                                                                             ------------
Greece -- 3.9%
GRD                       40,000,000  Hellenic Republic Bond..........................    9.800%    3/21/00       136,803
EUR                          100,000  Hellenic Republic Bond..........................    5.750%    3/31/08       119,176
                                                                                                             ------------
                                                                                                                  255,979
                                                                                                             ------------
Hungary -- 3.0%
HUF                       45,000,000  Hungary Government Bond -- Series 00/G..........   16.000%   11/24/00       199,025
                                                                                                             ------------
Ireland -- 1.8%
EUR                           95,230  Irish Gilt......................................    6.250%   10/18/04       117,780
                                                                                                             ------------
Norway -- 3.0%
NOK                        1,500,000  Norwegian Government............................    5.750%   11/30/04       198,044
                                                                                                             ------------
Spain -- 7.6%
EUR                          372,627  Spanish Government..............................    5.150%    7/30/09       432,009
DEM                          100,000  Spanish Government International Bond...........    5.750%    1/03/07        61,973
                                                                                                             ------------
                                                                                                                  493,982
                                                                                                             ------------
Sweden -- 2.6%
SEK                          700,000  Kingdom of Sweden -- Series 1036................   10.250%    5/05/00        92,013
ITL                      120,000,000  Kingdom of Sweden International Bond............   10.000%    2/08/01        76,208
                                                                                                             ------------
                                                                                                                  168,221
                                                                                                             ------------
United Kingdom -- 4.2%
GBP                          145,000  United Kingdom Gilts............................    7.750%    9/08/06       275,849
                                                                                                             ------------
                                      Total Sovereign Debt Obligations (Cost --
                                      $3,914,011).....................................                          3,972,680
                                                                                                             ============
U.S. Government and Agency Obligations -- 3.1%
United States -- 3.1%
DEM                          350,000  Federal National Mortgage Association -- Global.    5.000%    2/16/01       202,556
                                                                                                             ------------
                                      Total U.S. Government and Agency Obligations
                                      (Cost -- $196,164)..............................                            202,556
                                                                                                             ============
                                      Total Investments -- 96.0% (Cost -- $6,208,872).                          6,286,337
                                      Other assets in excess of liabilities -- 4.0%...                            265,293
                                                                                                             ============
                                      Total Net Assets -- 100.0%......................                       $  6,551,630
                                                                                                             ============

Notes to the Portfolio of Investments:

Currency abbreviations defined:

CZK -- Czech Koruna                        GRD -- Greek Drachma
DEM -- German Deutschemark                 HUF -- Hungarian Forint
DKK -- Denmark Krone                       ITL -- Italian Lira
EUR -- European Monetary Unit (Euro)       NOK -- Norwegian Krone
FRF -- French Franc                        SEK -- Swedish Krona
GBP -- Great Britain Pound

The accompanying notes are an integral part of the financial statements.





                     STATEMENTS OF ASSETS AND LIABILITIES

                              Deutsche Portfolios
                         February 26, 1999 (unaudited)

                                                                                            Japanese        Global        European
                                                             Provesta        Investa         Equity          Bond           Bond
                                                             Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                           (US Dollar)    (US Dollar)    (US Dollar)    (US Dollar)    (US Dollar)
                                                          ------------    -----------    -----------    -----------    -----------
Assets:
Investments, at value                                     $ 26,268,588    $ 5,205,828    $ 2,623,627    $ 5,186,456    $ 6,286,337
Cash                                                                --        510,521         72,194        288,701        193,067
Foreign currency                                                 9,924          4,178             --        100,272             --
Dividends receivable                                               750             --            772             --             --
Interest receivable                                              1,229          1,271            532        148,382        170,026
Receivable for Investors' Beneficial Interest for               31,933         14,724             --         12,310         21,879
 contributions
Variation margin receivable on open futures contracts               --             --             --          1,959             --
Unrealized appreciation on forward foreign currency                 --             --         28,571             --             --
 contracts
Deferred organization costs                                     47,924         47,924         47,960         47,852         47,924
                                                          ------------    -----------    -----------    -----------    -----------
  Total assets                                              26,360,348      5,784,446      2,773,656      5,785,932      6,719,233
                                                          ------------    -----------    -----------    -----------    -----------
Liabilities:
Payable for investments purchased                                   --             --             --        100,272             --
Payable for loans                                              175,769             --             --             --             --
Payable to Investors' Beneficial Interest for                   19,496             --             --             --             --
 withdrawals
Investment management fees payable                              (3,114)        61,498         59,480         74,149         90,335
Custody and portfolio accounting fees payable                    6,403          3,435          2,524          2,724          2,826
Administrative fees payable                                      7,815          8,750          8,841          8,800          8,764
Organization costs payable                                      48,936         48,936         48,972         48,863         48,936
Other accrued expenses                                          18,038         16,736         16,828         16,639         16,742
                                                          ------------    -----------    -----------    -----------    -----------
  Total liabilities                                            273,343        139,355        136,645        251,447        167,603
                                                          ------------    -----------    -----------    -----------    -----------
  Net assets                                              $ 26,087,005    $ 5,645,091    $ 2,637,011    $ 5,534,485    $ 6,551,630
                                                          ============    ===========    ===========    ===========    ===========
Net Assets:
Applicable to Investors' Beneficial Interests             $ 26,087,005    $ 5,645,091    $ 2,637,011    $ 5,534,485    $ 6,551,630
                                                          ============    ===========    ===========    ===========    ===========
Cost of investments                                       $ 27,451,334    $ 5,184,832    $ 2,328,124    $ 5,238,849    $ 6,208,872
                                                          ============    ===========    ===========    ===========    ===========
Cost of foreign currency                                  $      9,924    $     4,272    $        --    $   101,150    $        --
                                                          ============    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of the financial statements.




                           STATEMENTS OF OPERATIONS

                              Deutsche Portfolios
            For the six months ended February 26, 1999 (unaudited)

                                                                                         Japanese         Global         European
                                                         Provesta         Investa         Equity           Bond            Bond
                                                         Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                                       (US Dollar)     (US Dollar)     (US Dollar)     (US Dollar)     (US Dollar)
                                                     -------------    ------------    ------------    ------------    ------------
Investment Income:
Dividend income..................................... $      37,603    $     14,103    $      4,587    $         --    $         --
Less: foreign withholding taxes.....................        (9,184)         (3,613)           (688)             --              --
                                                     -------------    ------------    ------------    ------------    ------------
  Net dividend income...............................        28,419          10,490           3,899              --              --
Interest income (net of interest expense of
 $1,848, $0, $21, $2 and $555, respectively)........         6,799           6,692           5,171         119,200         138,575
                                                     -------------    ------------    ------------    ------------    ------------
  Total income......................................        35,218          17,182           9,070         119,200         138,575
                                                     -------------    ------------    ------------    ------------    ------------
Expenses:
Investment management fees..........................        69,082          21,167           8,938          17,156          22,714
Operations agent fees...............................        57,120          60,435          60,935          60,711          60,455
Custody and portfolio accounting fees...............        52,415          34,915          29,914          30,915          30,414
Administrative agent fees...........................        19,820          19,820          19,820          19,820          19,820
Professional fees...................................        17,631          17,631          17,679          17,534          17,631
Amortization of organization costs..................         6,465           6,465           6,465           6,465           6,465
Trustees' fees and expenses.........................         1,259           1,259           1,259           1,259           1,259
Insurance fees......................................           609             609             609             609             609
Other expenses......................................         7,899           7,898           7,899           7,898           7,899
                                                     -------------    ------------    ------------    ------------    ------------
  Total expenses....................................       232,300         170,199         153,518         162,367         167,266
                                                     -------------    ------------    ------------    ------------    ------------
    Net investment loss.............................      (197,082)       (153,017)       (144,448)        (43,167)        (28,691)
                                                     -------------    ------------    ------------    ------------    ------------
Realized and Unrealized Gain (Loss) on
 Investments, Futures Contracts and
 Foreign Currency:
Net realized gain (loss) on:
  Investments.......................................       429,455           1,793         (43,574)         59,239         250,398
  Futures contracts.................................            --         188,446              --         (12,351)             --
  Foreign currency transactions.....................       (40,154)         (2,979)       (172,585)         (2,784)         (5,258)
Net change in unrealized appreciation/ (depreciation) on:
  Investments.......................................      (203,348)         12,739         520,985         (95,554)       (158,048)
  Futures contracts.................................            --              --              --          (6,280)             --
  Foreign currency translation......................            (1)            (94)         50,134          (5,573)         (9,190)
                                                     -------------    ------------    ------------    ------------    ------------
Net Realized and Unrealized Gain (Loss) on
 Investments, Futures Contracts and Foreign
 Currency...........................................       185,952         199,905         354,960         (63,303)         77,902
                                                     -------------    ------------    ------------    ------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations.......................... $     (11,130)   $     46,888    $    210,512    $   (106,470)   $     49,211
                                                     =============    ============    ============    ============    ============

The accompanying notes are an integral part of the financial statements.




                      STATEMENTS OF CHANGES IN NET ASSETS
                              Deutsche Portfolios

                                                              Provesta Portfolio (US Dollar)       Investa Portfolio (US Dollar)
                                                          -----------------------------------  -----------------------------------
                                                               For the Six                        For the Six
                                                               Months Ended    For the Period     Months Ended      For the Period
                                                            February 26, 1999    Ended (a)     February 26, 1999      Ended (a)
                                                               (unaudited)    August 31, 1998     (unaudited)      August 31, 1998
                                                          ------------------- ---------------  -----------------   ---------------
Increase (Decrease) in Net Assets:
Operations --
Net investment loss.....................................      $  (197,082)      $  (306,706)       $ (153,017)       $  (194,992)
Net realized gain (loss) on investments, futures
 contracts and foreign currency transactions............          389,301           411,987           187,260            212,346
Net change in unrealized appreciation/(depreciation)
 on investments, futures contracts and foreign
 currency translations..................................         (203,349)         (979,439)           12,645              8,257
                                                              -----------       -----------        ----------        -----------
Net increase (decrease) in net assets resulting from
 operations.............................................          (11,130)         (874,158)           46,888             25,611
                                                              -----------       -----------        ----------        -----------
Capital Transactions--
Proceeds from contributions.............................       16,124,530        16,189,162         2,257,343          5,858,332
Withdrawals.............................................       (1,632,458)       (3,720,053)         (687,715)        (1,866,480)
                                                              -----------       -----------        ----------        -----------
Net increase (decrease) in net assets from capital
 transactions...........................................       14,492,072        12,469,109         1,569,628          3,991,852
                                                              -----------       -----------        ----------        -----------
Total increase (decrease) in net assets.................       14,480,942        11,594,951         1,616,516          4,017,463
Net Assets--
Beginning of period.....................................       11,606,063            11,112         4,028,575             11,112
                                                              -----------       -----------        ----------        -----------
End of period...........................................      $26,087,005       $11,606,063        $5,645,091        $ 4,028,575
                                                              ===========       ===========        ==========        ===========

(a) Commencement of operations:                                                    10/17/97                             10/17/97

The accompanying notes are an integral part of the financial statements.




   Japanese Equity Portfolio (US Dollar)         Global Bond Portfolio (US Dollar)          European Bond Portfolio (US Dollar)
   ---------------------------------------      --------------------------------------      --------------------------------------
                                                   For the Six           Months Ended          For the Six
       For the Six          For the Period         Months Ended         For the Period         Months Ended         For the Period
    February 26, 1999         Ended (a)         February 26, 1999         Ended (a)         February 26, 1999         Ended (a)
       (unaudited)         August 31, 1998         (unaudited)         August 31, 1998         (unaudited)         August 31, 1998
   ------------------      ---------------      -----------------      ---------------      -----------------      ---------------


   $         (144,448)     $      (202,441)     $         (43,167)     $       (72,497)     $         (28,691)     $       (69,536)

             (216,159)            (291,835)                44,104              (16,020)               245,140               77,531

              571,119             (247,060)              (107,407)              42,134               (167,238)             241,738
   ------------------      ---------------      -----------------      ---------------      -----------------      ---------------
              210,512             (741,336)              (106,470)             (46,383)                49,211              249,733
   ------------------      ---------------      -----------------      ---------------      -----------------      ---------------

            1,040,778            2,526,572              2,269,483            4,807,453              2,984,196           10,703,739
             (263,354)            (147,273)              (460,644)            (940,066)            (3,081,623)          (4,364,738)
   ------------------      ---------------      -----------------      ---------------      -----------------      ---------------
              777,424            2,379,299              1,808,839            3,867,387                (97,427)           6,339,001
   ------------------      ---------------      -----------------      ---------------      -----------------      ---------------
              987,936            1,637,963              1,702,369            3,821,004                (48,216)           6,588,734

            1,649,075               11,112              3,832,116               11,112              6,599,846               11,112
   ------------------      ---------------      -----------------      ---------------      -----------------      ---------------
   $        2,637,011      $     1,649,075      $       5,534,485      $     3,832,116      $       6,551,630      $     6,599,846
   ==================      ===============      =================      ===============      =================      ===============
                                  10/20/97                                    10/15/97                                    10/17/97



                             FINANCIAL HIGHLIGHTS

                              Deutsche Portfolios

                                                       Provesta Portfolio (US Dollar)          Investa Portfolio (US Dollar)
                                                  ---------------------------------------   -----------------------------------
                                                       For the Six                             For the Six
                                                       Months Ended        For the Period      Months Ended      For the Period
                                                    February 26, 1999        Ended (a)      February 26, 1999      Ended (a)
                                                       (unaudited)        August 31, 1998      (unaudited)      August 31, 1998
                                                  --------------------    ---------------   -----------------   ---------------
Ratios/Supplemental Data
  Net assets, end of period (000's).............          $26,087         $  11,606             $ 5,645         $   4,029
  Ratio of expenses to average net assets
   before interest expense (b)..................             2.84%             9.77%               6.82%             9.87%
  Ratio of interest expense to average net
   assets (b)...................................             0.02%               --                  --                --
  Ratio of expenses to average net assets
   after interest expense (b)...................             2.86%             9.77%               6.82%             9.87%
  Ratio of net investment loss to average
   net assets (b)...............................           (2.41)%           (8.36)%             (6.13)%           (7.68)%
  Portfolio turnover (c)........................               27%               82%                  8%               93%

(a) Commencement of operations:                                            10/17/97                              10/17/97




                                               Japanese Equity Portfolio (US Dollar)      Global Bond Portfolio (US Dollar)
                                              ----------------------------------------   -----------------------------------
                                                   For the Six                              For the Six
                                                  Months Ended          For the Period      Months Ended      For the Period
                                                February 26, 1999         Ended (a)      February 26, 1999      Ended (a)
                                                   (unaudited)         August 31, 1998      (unaudited)      August 31, 1998
                                              -------------------      ---------------   -----------------   ---------------
Ratios/Supplemental Data:
  Net assets, end of period (000's).........        $  2,637              $   1,649             $ 5,534         $   3,832
  Ratio of expenses to average net
   assets before interest expense (b).......           14.56%                 15.44%               7.08%             8.18%
  Ratio of interest expense to average
   net assets (b)...........................              --                     --                  --                --
  Ratio of expenses to average net
   assets after interest expense (b)........           14.56%                 15.44%               7.08%             8.18%
  Ratio of net investment loss to
   average net assets (b)...................         (13.70)%               (14.46)%             (1.88)%           (2.63)%
  Portfolio turnover (c)....................              38%                    95%                 23%               43%

(a) Commencement of operations:                                            10/20/97                              10/15/97




                                                       European Bond Portfolio (US Dollar)
                                                -------------------------------------------------
                                                                                    For the Six
                                                  Months Ended                     For the Period
                                               February 26, 1999                     Ended (a)
                                                  (unaudited)                     August 31, 1998
                                               -----------------                  ---------------
Ratios/Supplemental Data:
  Net assets, end of period (000's)..........       $ 6,552                          $   6,600
  Ratio of expenses to average net...........          5.52%                              7.79%
   assets before interest expense (b)
  Ratio of interest expense to average.......          0.02%                                --
   net assets (b)
  Ratio of expenses to average net...........          5.54%                              7.79%
   assets after interest expense (b)
  Ratio of net investment loss to............        (0.95)%                            (2.38)%
   average net assets (b)
  Portfolio turnover (c).....................            50%                               177%

(a) Commencement of operations:                                                       10/17/97

(b) Annualized

(c) Not Annualized

The accompanying notes are an integral part of the financial statements.




                         NOTES TO FINANCIAL STATEMENTS

                              Deutsche Portfolios
                         February 26, 1999 (unaudited)

Note 1 -- Organization

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (each a "Portfolio" and collectively the "Portfolios"). The accompanying financial statements and notes relate to five of these Portfolios: Provesta Portfolio (US Dollar) ("Provesta Portfolio"), Investa Portfolio (US Dollar) ("Investa Portfolio") and Japanese Equity Portfolio (US Dollar) ("Japanese Equity Portfolio") (collectively, the "Equity Portfolios"), and Global Bond Portfolio (US Dollar) ("Global Bond Portfolio") and European Bond Portfolio (US Dollar) ("European Bond Portfolio") (collectively, the "Bond Portfolios").

The investment manager of the Portfolios is Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. The investment objective of the Provesta Portfolio and the Investa Portfolio is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the Japanese Equity Portfolio is to achieve high capital appreciation. The investment objective of the Bond Portfolios is to achieve steady, high income. The Portfolios commenced operations during October 1997.

The Portfolio Trust operates under a "Hub and Spoke(R)" structure where the beneficial interest holders of each respective Portfolio invest substantially all of their investable assets in the respective Portfolio ("Hub and Spoke(R)" is a registered service mark of Signature Financial Group, Inc.). From time to time, a beneficial interest holder of each respective Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

The beneficial interest holders of the Portfolios at February 26, 1999 were as follows:

Provesta Portfolio:                            Global Bond Portfolio:
Deutsche European Mid-Cap Fund    $20,206,162  Deutsche Global Bond Fund    $  117,143
 DB European Mid-Cap Fund           5,880,843  DB Global Bond Fund           5,417,342
                                  -----------                               ----------
                                  $26,087,005                               $5,534,485
                                  ===========                               ==========
Investa Portfolio:                             European Bond Portfolio:
 Deutsche German Equity Fund      $ 1,726,355  Deutsche European Bond Fund  $  670,436
 DB German Equity Fund              3,918,736  DB European Bond Fund         5,881,194
                                  -----------                               ----------
                                  $ 5,645,091                               $6,551,630
                                  ===========                               ==========
Japanese Equity Portfolio:
Deutsche Japanese Equity Fund     $   851,967
 DB Japanese Equity Fund            1,785,044
                                  -----------                               ----------
                                  $ 2,637,011
                                  ===========                               ==========

Note 2 -- Significant Accounting Policies

The Portfolio Trust prepares its financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios:

Investment Valuation

Securities listed on a U.S. securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. Debt securities with a maturity of 60 days or more are based on the last sales price on a national securities exchange or in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchanges or at the average of the readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security. Securities of the Bond Portfolios may be valued by independent pricing services, approved by the Bond Portfolios' Board of Trustees, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolio Trust.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolios' net asset values. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trustees of the Portfolio Trust.

Investment Transactions

Investment transactions are recorded on trade date. Cost of securities sold is calculated using identified cost method. Dividend income is recorded on ex-dividend date and interest income, including the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax.

Forward Foreign Currency Contracts

The Portfolio Trust may enter into forward foreign currency contracts with various counterparties for purposes of hedging its existing portfolio of investments and settling foreign investment transactions. Forward foreign currency contracts are over-the-counter contracts for delayed delivery of securities or currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the forward contract is closed, the Portfolio Trust records a realized gain or loss equal to the difference between the proceeds from (or payments to) the close-out of the contract and the original contract price.

Futures Contracts

The Portfolios may enter into futures contracts to hedge against market fluctuations or to speculate on future market conditions. A futures contract is an agreement between a buyer and a seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specified amount of an item at a specified price on a specific date (settlement date), or to make or receive a cash payment on the value of a securities index. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying index or security. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy.

Foreign Currency Translation

The books and records of the Portfolios are maintained in U.S. Dollars. Assets and liabilities denominated in foreign currency amounts are translated at the spot foreign currency exchange rate in effect at the time net assets are valued. Purchases and sales of investment securities, income and expenses are reported at the prevailing exchange rate on the respective days of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified separately in the Statements of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin. These include, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Federal Income Taxes

Each Portfolio is treated as a partnership under the U.S. Internal Revenue Code (the "Code"). Accordingly, it is expected that each Portfolio will not be subject to any U.S. federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that each Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the corresponding Portfolio.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Portfolio Trust which are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses not directly attributable to a specific Portfolio are allocated among the Portfolios in such a manner as deemed equitable by the Trustees.

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and are being reimbursed by the Portfolios. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood Services Inc., Distributor of the Deutsche Funds, Inc. of any of its initial interest in the Portfolio will be applied so as to reduce the amount of unamortized organization costs. The amount paid by the Portfolio Trust on any withdrawal by the Deutsche Funds, Inc. of all or part of its initial interest in the Portfolios will be reduced by a portion of any unamortized organization costs of the Portfolios, determined by the proportion of the amount of the initial interest withdrawn to the aggregate amount of the initial interests in the Portfolios then outstanding after taking into account any prior withdrawals of any portion of the initial interests in the Portfolios.

Note 3 -- Significant Agreements and Transactions with Affiliates

The Portfolio Trust has entered into an Investment Management Agreement (the "Management Agreement") with DFM. DFM retains overall responsibility for supervision of the investment management program for each Portfolio but has delegated the day-to-day management of the investment operations of each Portfolio to DWS International Portfolio Management GmbH ("DWS")as investment adviser to the Portfolios. As compensation for the services rendered by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to the following percentages of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year:

Provesta Portfolio          0.85%
Investa Portfolio           0.85%
Japanese Equity Portfolio   0.85%
Global Bond Portfolio       0.75%
European Bond Portfolio     0.75%

The advisers are indirect subsidiaries of Deutsche Bank AG. As compensation for its services, DWS receives a fee, paid by DFM, which is based on the average daily net assets of the applicable Portfolio.

The Portfolio Trust has retained Federated Services Company as operations agent to the Portfolios. As operations agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year, subject to a minimum fee of $60,000 per Portfolio annually. Federated Services Company receives, in its capacity as Administrator of the Deutsche Funds, Inc. and as operations agent of the Portfolios, a minimum aggregate fee from each Portfolio, its corresponding Fund and any other Fund investing in each Portfolio, taken together, of $75,000 for the first year of each Portfolio's operations and $125,000 for the second year.

The Portfolio Trust has entered into an agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). Pursuant to that agreement, IBT (Cayman) provides sub-administrative services to the Portfolios, for which it receives a fee from each Portfolio, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

For the six months ended February 26, 1999, affiliates of Deutsche Bank AG received $26,037, $5,374, $0, $28, and $0 in brokerage commissions from the Provesta Portfolio, Investa Portfolio, Japanese Equity Portfolio, Global Bond Portfolio and European Bond Portfolio, respectively, as a result of executing agency transactions in portfolio securities.

Certain Trustees and officers of the Portfolios are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolios for serving in these capacities.

Note 4 -- Investment Portfolio Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, for each Portfolio for the six months ended February 26, 1999 were as follows:

                                                  Japanese     Global     European
                         Provesta     Investa      Equity       Bond        Bond
                         Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                        ----------------------------------------------------------
Purchases
 U.S. Government......  $        --  $       --  $       --  $  204,984  $       --
 Non-U.S. Government..   19,835,636   1,472,000   1,509,771   2,516,215   2,950,183
                        ----------------------------------------------------------
 Total................  $19,835,636  $1,472,000  $1,509,771  $2,721,199  $2,950,183
                        ==========================================================
Sales
 U.S. Government......  $        --  $       --  $       --  $       --  $       --
 Non-U.S. Government..    4,502,741     358,912     775,321   1,017,723   3,060,021
                        ----------------------------------------------------------
 Total................  $ 4,502,741  $  358,912  $  775,321  $1,017,723  $3,060,021
                        ==========================================================

At February 26, 1999, the cost of investments and the unrealized appreciation (depreciation) of investments for U.S. federal income tax purposes for each Portfolio were as follows:

                                                                          Japanese      Global      European
                                                Provesta      Investa      Equity        Bond         Bond
                                               Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                                              ---------------------------------------------------------------
Cost of Investments.........................  $27,451,334   $5,184,832   $2,328,124   $5,238,849   $6,208,872
                                              ---------------------------------------------------------------
Gross Unrealized Appreciation...............    1,275,132      508,679      364,951       58,332      168,201
Gross Unrealized Depreciation...............   (2,457,878)    (487,683)     (69,448)    (130,926)    (121,425)
                                              ---------------------------------------------------------------
Net Unrealized Appreciation (Depreciation)..  $(1,182,746)  $   20,996   $  295,503   $  (72,594)  $   46,776
                                              ===============================================================


Note 5 -- Forward Foreign Currency Contracts

Certain Portfolios had forward foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at specified future dates. The Japanese Equity Portfolio had the following open contracts at February 26, 1999:

                                                                    Local/          Foreign
                                                  Settlement       Notional         Contract        Current     Unrealized
                                                     Date           Amount        U.S. $ Value       Value         Gain
                                                  ----------       --------       ------------      -------     ----------
Sale         Japanese Yen......................     4/28/99        80,000,000        $707,339       $678,768       $28,571

Note 6 -- Futures Contracts

At February 26, 1999, the Global Bond Portfolio had entered into the following futures contracts:


  Number of                              Underlying           Expiration     Notional    Notional     Unrealized
  Contracts             Face Value        Security               Date          Cost       Value      Depreciation
-------------           ----------       ----------           ----------     --------    --------    ------------
Long Position
-------------
      2                 100,000          U.S. Treasury Bond     6/30/99      $246,010   $241,938       $(4,072)
      1                 100,000          U.S. Treasury Bond     6/30/99       123,177    120,969        (2,208)
                                                                             --------   --------       -------
                                           Total                             $369,187   $362,907       $(6,280)
                                                                             ========   ========       =======

Note 7 -- Off-Balance Sheet Risk and Concentration of Credit Risk

The Statements of Assets and Liabilities include the market or fair value of contractual commitments involving forward settlement and futures contracts. These instruments involve elements of market risk in excess of amounts reflected on the Statements of Assets and Liabilities.

Notional amounts are indicative only of the volume of activity; they are not a measure of market risk. Notional amounts of forward foreign currency and futures contracts include both purchase and sale commitments. Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off-balance sheet items and items recorded on the Portfolios' Statements of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolios enter into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolios to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Manager considers to be well established.

Note 8 -- Line of Credit Agreement

The Portfolio Trust has established a revolving line of credit with Investors Bank and Trust Company ("IBT"). Borrowings under the line of credit may not exceed the lesser of $15,000,000 or 33% of the total assets of the Portfolio Trust. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the six months ended February 26, 1999, the Portfolios periodically utilized the line of credit and incurred interest expense as disclosed in the Statements of Operations. At February 26, 1999, the Provesta Portfolio had $175,769 outstanding under the line of credit agreement.







             Not FDIC Insured. No Bank Guarantee. May Lose Value.

     This report must be preceded or accompanied by the Funds' prospectus.




Directors of the Corporation and
Trustees of the Portfolio Trust

The Honorable Richard R. Burt*

Edward C. Schmults*

Robert H. Wadsworth*

Werner Walbroel*

G. Richard Stamberger

Christian Strenger



Officers of the Corporation and
the Portfolio Trust

Brian A. Lee, President

Joseph Parascondola, Treasurer

Robert R. Gambee, Secretary




* Member of Audit Committee


Edgewood Services, Inc., Distributor
G02216-08 (4/99)


semi-annual
report

dated February 26, 1999

Deutsche Top 50 Europe
(Class A Shares, Class B Shares and Class C Shares) Deutsche European Mid-Cap Fund (Class A Shares, Class B Shares and Class C Shares) Deutsche German Equity Fund (Class A Shares, Class B Shares and Class C Shares) Deutsche European Bond Fund (Class A Shares, Class B Shares and Class C Shares)




                              PRESIDENT'S MESSAGE

Dear Valued Shareholder:

It is my pleasure to provide you with this Semi-Annual Report for your Deutsche Funds. This report provides you with financial statements, commentaries and securities holdings for each of the portfolios, for the period of September 1, 1998 through February 26, 1999.

Over the course of the reporting period, a number of events took place in the world financial markets. None had as large an impact, however, as the realization of European Monetary Union and the birth of a new currency, the euro.

On January 1, 1999, the world's largest economic merger in financial history took place as the currencies of eleven European nations were linked to form the European Monetary Union (EMU). With the advent of monetary union, and the introduction of the euro, Europe now stands as one of the world's largest equity and fixed income markets. Companies throughout the EMU can take advantage of many business practices and initiatives that were, until now, never before available.

The dynamic changes that are yet to come as a result of monetary union and the euro are far reaching and, we believe, extremely positive. These changes present a variety of opportunities for corporations, governments and individual investors alike.

As one of the largest and most respected financial institutions in Europe, Deutsche Bank's Mutual Fund Group, the investment manager to the Deutsche Funds, has the resources and capabilities to understand the many changes that are taking place in Europe today. And they are able to find the investment opportunity in both the equity and fixed-income markets.

While there was much favorable news coming from Europe during the reporting period, less favorable news came from the emerging markets and from Asia. As you know, foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Several countries, most notably Brazil and Russia, saw their currencies devalue dramatically. This touched off much concern throughout the world financial markets. Fortunately, the Deutsche Fund portfolios were never directly affected by this because they had not invested in either of these two markets.

In Japan and other areas of Asia, governments began to make fiscal and monetary policy changes to strengthen their economies, and businesses also began to implement new restructuring programs to increase productivity, efficiency and profitability. Although much of Asia still has a long way to go, the markets were able to rally following the New Year, especially Japan, and the two Deutsche Funds that participate in these markets have performed quite well.

The U.S. market saw yet another year of historic growth, as the U.S. domestic bull market continued to charge. As we moved into the first quarter of 1999, growth slowed somewhat in the U.S., as corporate earnings came under pressure.

We are confident that our investment advisory expertise which has been demonstrated to you in the past will continue to provide you with satisfactory performance. We appreciate your including the Deutsche Funds as a component of your portfolio, and we look forward to continuing to serve you in the future.

Sincerely,

/s/ Brian A. Lee

President
February 26, 1999




                               INVESTMENT REVIEW

Deutsche Top 50 Europe

During the reporting period, Deutsche Top 50 Europe Class A Shares achieved a total return of 0.08% at NAV (without sales charges), and (5.44)% based on offering price (with sales charges).* The MSCI Europe Index, the Fund's benchmark, returned 10.37% during this time period.**

In the last four months of 1998, European economies slowed down and forced economists to make downward revisions to their gross domestic product (GDP) growth expectations. Business confidence kept on falling, as fears of global overcapacity and possible recession dominated the headlines.

The depressed macroeconomic environment and the currency turmoil in the world's emerging markets led to a further correction in European stock prices in September 1998.

Successive rate cuts in the United States and the Brazilian International Monetary Fund package helped to relieve the pressures on the markets. Encouraged by the determined steps of the U.S. Federal Reserve Board (the "Fed"), market sentiment and world equity markets rebounded from their October 1998 lows. The coordinated rate cut of the European Central Bank countries in early December was a further move that fueled the hopes of investors for improvement in growth prospects.

Since January 1999, however, the consensus estimate for 1999 U.S. GDP growth has risen from 2.4% to 3.1%, and forecasts for the U.K. have also risen. European consumer confidence was a stabilizing factor, as were more positive signals from some Southeast Asian economies. After a calm launch in January, the euro depreciated by more than 7% against the U.S. dollar. This was, however, more due to positive growth surprises in the U.S. and related fears of Fed rate hikes, than a genuine euro weakness. Contributing to the positive environment for equities were lower interest rates. As a result, the equity markets had a very sharp bounce off their October 6, 1998 low, rising 30% by the end of the year. From the beginning of January 1999 until the end of February the broad Europe STOXX Index was up 3.9%.+ Despite the strong market performance, liquidity inflows in Europe weakened substantially as market volatility picked up. Average monthly inflows fell from over $6 billion to just over $2 billion per month. However, continued low interest rates, with the possibility of further rate cuts to come, should provide further liquidity for the equity markets.

The Fund's level of investment varied over the reporting period. In October 1998, the cash level reached a maximum of around 10%, but since the end of November the Fund was invested 95% to 100%. In October and November, we significantly increased our weighting in the utility area for a more defensive orientation of the portfolio (Suez Lyonnaise des Eaux and Vivendi). Since the beginning of 1999, a number of companies have been replaced. Some chemical companies were sold and the assets were invested into the telecommunication area (Vodafone, Telecom Italia, Equant and Telefonica), and into the financial services area (UBS and Generali).

All the companies mentioned above are known for their strong position in their respective areas, high quality management and decent earnings growth potential.


 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class B Shares for the reporting period, based on NAV and redemption value was (0.34)% and (5.32)%, respectively. Total return for Class C Shares for the period from inception date (September 2, 1998) through February 26, 1999, based on NAV and redemption value was 1.20% and 0.20%, respectively.

** The MSCI Europe Index is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. This index is unmanaged and investments cannot be made in an index.

 + The Europe STOXX Index is composed of 665 securities of the Dow Jones Europe
   Index listed on the stock exchanges of 16 countries in the European region. This index is unmanaged and investments cannot be made in an index.



Deutsche European Mid-Cap Fund

During the reporting period, Deutsche European Mid-Cap Fund Class A Shares achieved a total return of 2.81% at net asset value (NAV) (without sales charges), and (2.86)% based on offering price (with sales charges).* The MDAX index, the Fund's benchmark, returned (4.98)% during this time period.**

In general, European mid-cap companies had a difficult time outperforming the broader market, especially the blue-chip companies, during the past six months. Many mid-cap companies hit their yearly lows in October 1998, but were able to recover toward the beginning of 1999.

Although individual share prices remained relatively low, fundamentals remained in line, and presented an opportunity to purchase more shares of the companies that we believe will outperform the market over the long-term.

The portfolio's top sector changed from banking to automotive during the reporting period. Sparked by the finalization of the DaimlerChrysler deal and talks of other mergers and acquisitions, the sector rallied. Strong returns came from automotive manufacturers and suppliers such as Porsche, Continental and Fresenius, which represented 2.95%, 1.97% and 3.30% of the portfolio, respectively.

The porfolio's largest holding remained SAP, the world's leading Enterprise Resource Planning (ERP) software company, with an allocation of 3.70%. Although the company had a difficult year-end as a result of the slow down in orders, we believe that the company will fully recover over the mid-to-longer term.

The past six months also saw the Fund consolidate its holdings from 102 companies to 87. Companies were sold that either no longer offered the growth potential we look for, or their fundamentals deteriorated substantially. German companies still dominated the portfolio at 74%, and new companies were added from Sweden and Luxembourg. Additionally, larger allocations to Italian and Portuguese companies were made.

Now that European Monetary Union (EMU) and the euro are a reality, fund managers and analysts are more concerned with the sector and market cap size of a company, as opposed to the country it is located in. For this reason, we are encouraged that mid-cap companies will be more heavily followed in the market, and will in turn draw investors to them. The long-term outlook for this aspect of the European equity market is, in our opinion, very favorable.


 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class B Shares for the reporting period, based on NAV and redemption value was 2.54% and (2.46)%, respectively. Total return for Class C Shares for the period from inception date (September 2, 1998) through February 26, 1999, based on NAV and redemption value was 4.47% and 3.47%, respectively.

** The MDAX (Midcap Index) is a capitalization-weighted index composed of 70
   German blue-chip stocks which are in the DAX 100 but not in the DAX (German Stock Index), and are traded in the Frankfurt Stock Exchange. This index is unmanaged and investments cannot be made in an index. The Fund's adviser has elected to change the benchmark index from the MSCI Europe Index to the MDAX, because the MDAX is more representative of the securities in which the Fund invests. The return listed above does not include the reinvestment of dividends.



Deutsche German Equity Fund

During the reporting period, Deutsche German Equity Fund Class A Shares achieved a total return of 4.80% at NAV (without sales charges), and (0.95)% based on offering price (with sales charges).* The MSCI Germany Index, the Fund's benchmark, returned 3.36% during this time period.**

From the beginning of August 1998 to the end of February 1999, prices of German blue-chip companies increased by about 6.7%. During the same period, Germany's DAX index fluctuated strongly, reaching a yearly low at 3,884 in October 1998.+ Since then, the DAX has recovered. The Fund stayed invested during this time frame and, in fact, became close to fully invested.

Over the past six months, automotive stocks were highly weighted in the portfolio, led by DaimlerChrysler and Volkswagen. The strong weighting of DaimlerChrysler among Fund holdings made a large contribution to the performance of the Fund. Mannesmann, as the leading cellular telecommunications provider, benefited again from reacceleration of subscriber growth. The position in Deutsche Telekom was increased, as was the stake in Siemens. Banking and insurance positions were slightly reduced.

The German equity market performed strongly at the beginning of 1999, especially due to monetary union and the birth of the euro. After the first few weeks passed, however, the country's performance began to suffer versus other European markets. Much of the country's lack of performance stemmed from its political situation and the recently held national elections.

As we move into the second half of the Fund's fiscal year, the German market has the chance to reach its historic highs but will continue to be influenced by the political situation, liquidity, cross border allocation-induced investments, profit adjustments and the willingness of investors to look into the year 2000 earnings developments.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class B Shares for the reporting period, based on NAV and redemption value was 4.51% and (0.49)%, respectively. Total return for Class C Shares for the period from inception date (September 2, 1998) through February 26, 1999, based on NAV and redemption value was 4.80% and 3.80%, respectively.

** The MSCI Germany Index is a market value-weighted average of the performance of over 60 securities listed on the Frankfurt Stock Exchange. This index is unmanaged and investments cannot be made in an index.

 + The DAX (German Stock Index) is composed of the 30 most actively traded
   German blue-chip stocks. This index is unmanaged and investments cannot be made in an index.



Deutsche European Bond Fund

During the reporting period, Deutsche European Bond Fund Class A Shares achieved a total return of 2.77% at NAV (without sales charges) and (1.86)% based on offering price (with sales charges).* The J.P. Morgan European Government Bond Index, the Fund's benchmark, returned 2.66% during this time period.**

The Deutsche European Bond Fund invests primarily in the fixed income securities of European issuers (at least 65% of the portfolio's total assets) and fixed income securities denominated in European currencies. The objective is to achieve steady, high income.

Since the end of August 1998, the Fund decreased its allocation in the currencies of countries that are participating in the euro by 11.5%. Instead, we extended our allocation in Danish kroner (+0.9%), and British pounds (+2.5%). We also decided to enter into two Central Eastern European currencies, the Hungarian forint and the Czech koruna, with allocations of 2.1% and 3.1%, respectively. We also established a position in Swedish krona of 3.5%, where the weakened currency and attractive yield pick-up against German issues of shorter maturity provided a buying opportunity.

The currency markets were rather volatile during this time period. The British pound traded in a large range between 1.60 and 1.71, and Swedish krona between
7.60 and 8.23. Since the beginning of September 1998 until the end of the year, the Deutsche mark strengthened against the U.S. dollar in anticipation of the euro. Since the euro's launch, a significantly stronger U.S. dollar followed, as the European economies started to look increasingly fragile in comparison to the booming growth in the U.S. The euro depreciated from 1.17 levels all the way to
1.10 toward the end of February 1999, not being helped by the political battle for lower interest rates in Europe.

The European fixed income markets continued to stay positive until the end of January. In February, bond markets worldwide experienced heavy selling pressure, starting in Japan and spreading to Europe, as many investors became worried about the possible liquidation of U.S. and European bonds by Japanese investors. Europe was, nevertheless, being hit much less than the U.S. bond market. We have maintained our weighted average maturity position of around 7 years and decided to stay rather conservative with respect to credit exposure, buying only liquid issues with good credit ratings. As the European corporate bond market grows and new opportunities arise, we will diversify more into that segment and reduce some of our large government bond holdings.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class B Shares for the reporting period, based on NAV and redemption value was 2.29% and (2.71)%, respectively. Total return for Class C Shares for the period from inception date (September 2, 1998) through February 26, 1999, based on NAV and redemption value was 2.16% and 1.16%, respectively.

** The J.P. Morgan European Government Index is a standard foreign securities index representing European government bond markets. This index is unmanaged and investments cannot be made in an index. The return listed above does not include the reinvestment of dividends.



                      STATEMENTS OF ASSETS AND LIABILITIES

                              Deutsche Funds, Inc.

                         February 26, 1999 (unaudited)


                                                                                      Deutsche     Deutsche    Deutsche
                                                                        Deutsche      European      German     European
                                                                         Top 50       Mid-Cap       Equity       Bond
                                                                         Europe         Fund         Fund        Fund
                                                                       ----------   -----------   ----------   --------
Assets:
Investment in corresponding Deutsche Portfolio, at value.............. $9,003,948   $20,206,162   $1,726,355   $670,436
Receivable from Manager for expense reimbursement.....................     50,339        74,554       39,480     29,675
Receivable for capital shares sold....................................     31,144        31,933       14,724      4,995
Receivable from corresponding Deutsche Portfolio for withdrawals......     47,316         8,138           --         --
Foreign tax reclaim receivable........................................      2,344         3,552          462         --
Deferred organization costs...........................................      9,048         9,152        9,152      9,152
                                                                       ----------   -----------   ----------   --------
  Total assets........................................................  9,144,139    20,333,491    1,790,173    714,258
                                                                       ----------   -----------   ----------   --------
Liabilities:
Payable for capital shares redeemed...................................     47,316         8,138           --         --
Payable to corresponding Deutsche Portfolio for contributions.........     31,144        31,933       14,724      4,995
Dividends payable.....................................................         --            --           --      2,193
Transfer Agent fees payable...........................................      7,137         5,690        7,971      4,662
Distribution fees payable.............................................      4,631         6,944          621        203
Custody and portfolio accounting fees payable.........................      1,863         1,856        1,855      1,856
Administrative fees payable...........................................        462           998           84         33
Other accrued expenses................................................      3,302         6,483        3,632      2,600
                                                                       ----------   -----------   ----------   --------
  Total liabilities...................................................     95,855        62,042       28,887     16,542
                                                                       ----------   -----------   ----------   --------
  Net assets.......................................................... $9,048,284   $20,271,449   $1,761,286   $697,716
                                                                       ==========   ===========   ==========   ========
Net Assets Consist of:
Capital stock, $0.001 par value (authorized 250,000,000 shares
 for each Fund)....................................................... $      748   $     1,475   $      124   $     53
Paid-in capital.......................................................  9,605,174    21,246,828    1,855,275    730,905
Accumulated net investment loss.......................................    (44,960)      (86,022)      (7,240)    (3,104)
Undistributed (accumulated) net realized gain (loss) on
 investments, futures contracts and foreign
 currency transactions................................................   (364,421)      303,757       47,282     12,414
Net unrealized appreciation/(depreciation) of investments,
   futures contracts and foreign currency.............................   (148,257)   (1,194,589)    (134,155)   (42,552)
                                                                       ----------   -----------   ----------   --------
  Net assets.......................................................... $9,048,284   $20,271,449   $1,761,286   $697,716
                                                                       ==========   ===========   ==========   ========
Computation of Net Asset Value, Redemption Price and Offering
 Price Per Share:
Net assets -- Class A................................................. $2,679,336   $12,802,741   $1,154,402   $589,842
                                                                       ==========   ===========   ==========   ========
Shares outstanding -- Class A.........................................    205,521       887,190       76,928     44,627
                                                                       ==========   ===========   ==========   ========
Net asset value and redemption price per share -- Class A............. $    13.04   $     14.43   $    15.01   $  13.22
                                                                       ==========   ===========   ==========   ========
Offering price per share -- Class A................................... $    13.80   $     15.27   $    15.88   $  13.84
                                                                       ==========   ===========   ==========   ========

Net assets -- Class B................................................. $5,546,126   $ 6,318,222   $  564,500   $ 97,667
                                                                       ==========   ===========   ==========   ========
Shares outstanding -- Class B.........................................    477,590       498,389       43,183      7,588
                                                                       ==========   ===========   ==========   ========
Net asset value, offering price and redemption price per share --
 Class B.............................................................. $    11.61   $     12.68   $    13.07   $  12.87
                                                                       ==========   ===========   ==========   ========

Net assets -- Class C................................................. $  822,822   $ 1,150,486   $   42,384   $ 10,207
                                                                       ==========   ===========   ==========   ========
Shares outstanding -- Class C.........................................     65,046        89,419        3,269        817
                                                                       ==========   ===========   ==========   ========
Net asset value, offering price and redemption price per share --
 Class C.............................................................. $    12.65   $     12.87   $    12.97   $  12.50
                                                                       ==========   ===========   ==========   ========

The accompanying notes are an integral part of the financial statements.





                            STATEMENTS OF OPERATIONS

                              Deutsche Funds, Inc.

             For the six months ended February 26, 1999 (unaudited)


                                                                 Deutsche    Deutsche   Deutsche
                                                     Deutsche    European     German    European
                                                      Top 50     Mid-Cap      Equity      Bond
                                                      Europe       Fund        Fund       Fund
                                                    ---------   ---------   ---------   --------
Investment Income:
Investment Income and Expenses allocated from
 corresponding Deutsche Portfolio:
Dividend income.................................... $  11,836   $  25,671   $   3,710   $     --
Less: Foreign withholding taxes....................    (1,899)     (3,260)       (478)        --
                                                    ---------   ---------   ---------   --------
  Net dividend income..............................     9,937      22,411       3,232         --
Interest income....................................    17,467       4,411       1,780     10,801
Expenses...........................................   (73,977)   (157,127)    (43,281)   (14,455)
                                                    ---------   ---------   ---------   --------
  Net investment loss allocated from
   corresponding Deutsche Portfolio................   (46,573)   (130,305)    (38,269)    (3,654)
                                                    ---------   ---------   ---------   --------
Expenses:
Transfer Agent fees................................    35,000      36,000      34,919     25,750
Registration fees..................................    25,307      22,485      18,285     17,900
Professional fees..................................    15,795      17,105      17,069     17,069
Portfolio accounting fees..........................    11,363      11,355      11,355     11,355
Reports to Shareholders............................     8,915      10,951      10,951     10,951
Administration fees................................     2,130       3,521         397        150
Directors' fees and expenses.......................     1,250       1,250       1,250      1,250
Amortization of organization costs.................     1,235       1,235       1,235      1,235
Insurance fees.....................................       819         966         966        966
Distribution fees -- Class B.......................    15,736      18,702       1,363        345
Distribution fees -- Class C (a)...................     1,376       1,697         102          5
Service fees -- Class A............................     2,490       6,741       1,040        459
Service fees -- Class B............................     5,245       6,234         454        115
Service fees -- Class C (a)........................       459         566          34          2
Other expenses.....................................       202         203         203        203
                                                    ---------   ---------   ---------   --------
  Total expenses...................................   127,322     139,011      99,623     87,755
Less: Expense reimbursement........................  (131,465)   (188,399)   (131,606)   (98,842)
                                                    ---------   ---------   ---------   --------
  Net reimbursement in excess of total
   expenses........................................    (4,143)    (49,388)    (31,983)   (11,087)
                                                    ---------   ---------   ---------   --------
    Net investment income (loss)...................   (42,430)    (80,917)     (6,286)     7,433
                                                    ---------   ---------   ---------   --------
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and
 Foreign Currency allocated from corresponding Deutsche Portfolio:
Net realized gain (loss) on:
 Investments.......................................  (311,592)    343,533       2,067     14,429
 Futures contracts.................................   (39,421)         --      49,308         --
 Foreign currency transactions.....................   (12,614)    (29,840)       (731)      (686)
Net change in unrealized appreciation/(depreciation) on:
 Investments.......................................   417,798    (342,198)    (22,083)   (44,531)
 Futures contracts.................................     1,957          --          (5)        --
 Foreign currency translation......................      (935)        623         (23)       (27)
                                                    ---------   ---------   ---------   --------
Net Realized and Unrealized Gain (Loss) on
 Investments, Futures Contracts
 and Foreign Currency allocated from
 corresponding Deutsche Portfolio..................    55,193     (27,882)     28,533    (30,815)
                                                    ---------   ---------   ---------   --------
Net Increase (Decrease) in Net Assets
 Resulting From Operations......................... $  12,763   $(108,799)  $  22,247   $(23,382)
                                                    =========   =========   =========   ========

(a) Inception date:                                    9/2/98      9/2/98      9/2/98     9/2/98

The accompanying notes are an integral part of the financial statements.



                      STATEMENTS OF CHANGES IN NET ASSETS

                              Deutsche Funds, Inc.

                                                             Deutsche Top 50 Europe               Deutsche European Mid-Cap Fund
                                                      -------------------------------------    -----------------------------------
                                                         For the Six                              For the Six
                                                        For the Period        Months Ended      For the Period       Months Ended
                                                      February 26, 1999        Ended (a)       February 26, 1999      Ended (a)
                                                         (unaudited)        August 31, 1998       (unaudited)      August 31, 1998
                                                      -----------------     ---------------    -----------------   ---------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss..........................................  $  (42,430)       $   (1,014)         $   (80,917)       $   (4,424)
Net realized gain (loss) on investments,
 futures contracts and foreign currency
 transactions allocated from corresponding
 Deutsche Portfolio..........................................     (363,627)           15,157              313,693           158,552
Net change in unrealized appreciation/
 (depreciation) on investments, futures
 contracts and foreign currency
 translations allocated from corresponding
 Deutsche Portfolio..........................................     418,820          (567,077)            (341,575)         (853,014)
                                                               ----------        ----------          -----------        ----------
Net increase (decrease) in net assets
 resulting from operations...................................      12,763          (552,934)            (108,799)         (698,886)
                                                               ----------        ----------          -----------        ----------
Distributions to Shareholders:
Distributions from realized gains:
Class A......................................................          --                --              (51,423)               --
Class B......................................................          --                --              (76,047)               --
Class C......................................................          --                --               (9,584)               --
                                                               ----------        ----------          -----------        ----------
  Total distributions........................................          --                --             (137,054)               --
                                                               ----------        ----------          -----------        ----------
Capital Share Transactions: Class A
Net proceeds from shares sold................................   2,148,902         1,500,448           11,370,454         2,861,890
Net proceeds from dividends and
 distributions reinvested....................................          --                --               46,741                --
Net cost of shares redeemed..................................    (709,465)         (148,736)            (738,795)         (281,385)
                                                               ----------        ----------          -----------        ----------
Net increase in net assets resulting from capital
 share transactions -- Class A...............................   1,439,437         1,351,712           10,678,400         2,580,505
                                                               ----------        ----------          -----------        ----------
Capital Share Transactions: Class B (b)
Net proceeds from shares sold................................   3,003,352         3,652,990            2,389,700         4,950,740
Net proceeds from dividends and distributions
 reinvested..................................................          --                --               67,185                --
Net cost of shares redeemed..................................    (559,151)         (134,341)            (459,999)         (154,723)
                                                               ----------        ----------          -----------        ----------
Net increase in net assets resulting from capital
 share transactions -- Class B...............................   2,444,201         3,518,649            1,996,886         4,796,017
                                                               ----------        ----------          -----------        ----------
Capital Share Transactions: Class C (c)
Net proceeds from shares sold................................   1,028,857                --            1,164,068                --
Net proceeds from dividends and distributions
 reinvested..................................................          --                --                8,743                --
Net cost of shares redeemed..................................    (205,512)               --              (19,542)               --
                                                               ----------        ----------          -----------        ----------
Net increase in net assets resulting from capital
 share transactions -- Class C...............................     823,345                --            1,153,269                --
                                                               ----------        ----------          -----------        ----------
  Total increase in net assets...............................   4,719,746         4,317,427           13,582,702         6,677,636
Net Assets:
Beginning of period..........................................   4,328,538            11,111            6,688,747            11,111
                                                               ----------        ----------          -----------        ----------
End of period (d)............................................  $9,048,284        $4,328,538          $20,271,449        $6,688,747
                                                               ==========        ==========          ===========        ==========
Capital Shares -- Class A
Shares sold..................................................     166,505           102,366              766,937           185,654
Shares reinvested............................................          --                --                3,201                --
Shares redeemed..............................................     (53,689)          (10,550)             (51,836)          (17,655)
                                                               ----------        ----------          -----------        ----------
  Net increase in fund shares................................     112,816            91,816              718,302           167,999
                                                               ==========        ==========          ===========        ==========
Capital Shares -- Class B (b)
Shares sold..................................................     256,208           278,086              187,797           353,382
Shares reinvested............................................          --                --                5,233                --
Shares redeemed..............................................     (46,463)          (10,241)             (36,217)          (11,806)
                                                               ----------        ----------          -----------        ----------
Net increase in fund shares..................................     209,745           267,845              156,813           341,576
                                                               ==========        ==========          ===========        ==========
Capital Shares -- Class C (c)
Shares sold..................................................      80,465                --               90,289                --
Shares reinvested............................................          --                --                  671                --
Shares redeemed..............................................     (15,419)               --               (1,541)               --
                                                               ----------        ----------          -----------        ----------
  Net increase in fund shares................................      65,046                   --            89,419                --
                                                               ==========        ==========          ===========        ==========


(a) Commencement of operations:                                                     10/2/97                               10/17/97
(b) Inception date:                                                                 3/30/98                                3/30/98
(c) Inception date:                                                                  9/2/98                                 9/2/98
(d) Includes accumulated net investment loss of:               $  (44,960)       $   (2,530)         $   (86,022)       $   (5,105)
                                                               ----------        ----------          -----------        ----------

The accompanying notes are an integral part of the financial statements.



                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                              Deutsche Funds, Inc.

                                                             Deutsche German Equity Fund            Deutsche European Bond Fund
                                                         -----------------------------------    -----------------------------------
                                                            For the Six                            For the Six
                                                            Months Ended      For the Period       Months Ended      For the Period
                                                         February 26, 1999      Ended (a)       February 26, 1999      Ended (a)
                                                            (unaudited)      August 31, 1998       (unaudited)      August 31, 1998
                                                         -----------------   ---------------    -----------------   ---------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)..............................  $   (6,286)         $     676              $   7,433        $    610
Net realized gain on investments, futures
 contracts and foreign currency transactions
 allocated from corresponding Deutsche Portfolio..........      50,644             10,544                 13,743             636
Net change in unrealized appreciation/
 (depreciation) on investments, futures contracts
 and foreign currency translations allocated from
 corresponding Deutsche Portfolio.........................     (22,111)          (112,044)               (44,558)          2,006
                                                            ----------          ---------              ---------        --------
Net increase (decrease) in net assets resulting
 from operations..........................................      22,247           (100,824)               (23,382)          3,252
                                                            ----------          ---------              ---------        --------
Distributions to Shareholders:
Dividends from net investment income:
Class A...................................................        (994)                --                 (9,096)           (203)
Class B...................................................          --                 --                 (1,577)           (400)
Class C...................................................          --                 --                    (39)             --
Distributions from realized gains:
Class A...................................................      (9,095)                --                 (1,162)             --
Class B...................................................      (3,764)                --                   (215)             --
Class C...................................................        (407)                --                     --              --
                                                            ----------          ---------              ---------        --------
  Total distributions.....................................     (14,260)                --                (12,089)           (603)
                                                            ----------          ---------              ---------        --------
Capital Share Transactions: Class A
Net proceeds from shares sold.............................     823,928            638,075                779,760          25,533
Net proceeds from dividends and distributions
 reinvested...............................................       9,508                 --                  7,992             202
Net cost of shares redeemed...............................    (152,122)          (128,511)              (191,667)         (9,296)
                                                            ----------          ---------              ---------        --------
Net increase in net assets resulting from
 capital share transactions -- Class A....................     681,314            509,564                596,085          16,439
                                                            ----------          ---------              ---------        --------
Capital Share Transactions: Class B (b)
Net proceeds from shares sold.............................     362,779            320,200                 12,544          83,269
Net proceeds from dividends and distributions
 reinvested...............................................       3,431                 --                  1,526             401
Net cost of shares redeemed...............................     (77,163)                (1)                (1,398)             --
                                                            ----------          ---------              ---------        --------
Net increase in net assets resulting from
 capital share transactions -- Class B....................     289,047            320,199                 12,672          83,670
                                                            ----------          ---------              ---------        --------
Capital Share Transactions: Class C (c)
Net proceeds from shares sold.............................      42,679                 --                 10,550              --
Net proceeds from dividends and distributions
 reinvested...............................................         210                 --                     11              --
Net cost of shares redeemed...............................          (1)                --                     --              --
                                                            ----------          ---------              ---------        --------
Net increase in net assets resulting from
 capital share transactions -- Class C....................      42,888                 --                 10,561              --
                                                            ----------          ---------              ---------        --------
  Total increase in net assets............................   1,021,236            728,939                583,847         102,758
Net Assets:
Beginning of period.......................................     740,050             11,111                113,869          11,111
                                                            ----------          ---------              ---------        --------
End of period (d).........................................  $1,761,286          $ 740,050              $ 697,716        $113,869
                                                            ==========          =========              =========        ========
Capital Shares -- Class A
Shares sold...............................................      54,292             39,304                 55,828           1,985
Shares reinvested.........................................         590                 --                    571              16
Shares redeemed...........................................      (9,891)            (8,256)               (13,933)           (729)
                                                            ----------          ---------              ---------        --------
  Net increase in fund shares.............................      44,991             31,048                 42,466           1,272
                                                            ==========          =========              =========        ========
Capital Shares -- Class B (b)
Shares sold...............................................      26,641             22,029                    919           6,631
Shares reinvested.........................................         244                 --                    112              32
Shares redeemed...........................................      (5,731)                --                   (106)             --
                                                            ----------          ---------              ---------        --------
  Net increase in fund shares.............................      21,154             22,029                    925           6,663
                                                            ==========          =========              =========        ========
Capital Shares -- Class C (c)
Shares sold...............................................       3,254                 --                    816              --
Shares reinvested.........................................          15                 --                      1              --
Shares redeemed...........................................          --                 --                     --              --
                                                            ----------          ---------              ---------        --------
  Net increase in fund shares.............................       3,269                 --                    817              --
                                                            ==========          =========              =========        ========

(a) Commencement of operations:                                                  10/17/97               10/17/97
(b) Inception date:                                                               3/16/98                6/25/98
(c) Inception date:                                                                9/2/98                 9/2/98
(d) Includes undistributed (accumulated) net
 investment income (loss) of:                               $   (7,240)         $      40              $  (3,104)       $    175
                                                            ----------          ---------              ---------        --------

The accompanying notes are an integral part of the financial statements.



                              FINANCIAL HIGHLIGHTS

                              Deutsche Funds, Inc.

Selected data for a Class A share of common stock outstanding throughout each period.

                                                           Deutsche Top 50 Europe                Deutsche European Mid-Cap Fund
                                                     ------------------------------------     ------------------------------------
                                                        For the Six                              For the Six
                                                       Months Ended        For the Period       Months Ended        For the Period
                                                     February 26, 1999       Ended (a)        February 26, 1999       Ended (a)
                                                        (unaudited)       August 31, 1998        (unaudited)       August 31, 1998
                                                     -----------------    ---------------     -----------------    ---------------
Net asset value at beginning of period.........           $ 13.03             $12.50                $ 14.22            $12.50
                                                          -------             ------                -------            ------
Investment operations:
 Net investment income (loss)..................             (0.04)              0.02                  (0.04)             0.01
 Net realized and unrealized gain on
  investments, futures contracts and
  foreign currency allocated from
  corresponding Deutsche Portfolio.............              0.05               0.51                   0.44              1.71
                                                          -------             ------                -------            ------
 Increase from investment operations...........              0.01               0.53                   0.40              1.72
                                                          -------             ------                -------            ------
Distributions to Shareholders:
 Dividends from net investment income..........                --                 --                     --                --
 Distributions from net realized gains.........                --                 --                  (0.19)               --
                                                          -------             ------                -------            ------
 Total distributions...........................                --                 --                  (0.19)               --
                                                          -------             ------                -------            ------
Net asset value at end of period...............           $ 13.04             $13.03                $ 14.43            $14.22
                                                          =======             ======                =======            ======

Total Return (based on net asset
 value) (b)*...................................              0.08%              4.24%                  2.81%            13.76%
Ratios and Supplemental Data:
 Net assets, end of period (000's).............           $ 2,679             $1,208                 $12,803           $2,402
 Ratios to average net assets:
 Expenses (c)**................................              1.60%              1.60%                   1.60%            1.60%
 Net investment income (loss) (c)**............            (0.77)%              0.50%                 (1.09)%            0.23%

(a) Commencement of operations:                                              10/2/97                                 10/17/97

(b) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

       Expenses to average net assets**                      5.50%             16.53%                  5.66%            18.86%
       Net investment loss to average net assets**          (4.67)%           (14.43)%                (5.15)%          (17.03)%
                                                          -------             ------                -------            ------

 * Not annualized

** Annualized

The accompanying notes are an integral part of the financial statements.




                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.

Selected data for a Class A share of common stock outstanding throughout each period.

                                                         Deutsche German Equity Fund             Deutsche European Bond Fund
                                                    -------------------------------------    -----------------------------------
                                                       For the Six                              For the Six
                                                      Months Ended        For the Period        Months Ended      For the Period
                                                    February 26, 1999        Ended (a)       February 26, 1999      Ended (a)
                                                       (unaudited)        August 31, 1998       (unaudited)      August 31, 1998
                                                    -----------------     ---------------    -----------------   ---------------
Net asset value at beginning of period............         $ 14.46            $   12.50           $   13.15            $12.50
                                                           -------            ---------           ---------            ------
Investment operations:
 Net investment income (loss).....................            (0.05)                0.02                0.12              0.19
 Net realized and unrealized gain on
  investments, futures contracts and foreign
  currency allocated from corresponding
  Deutsche Portfolio..............................            0.76                 1.94                0.26              0.58
                                                           -------            ---------           ---------            ------
 Increase from investment operations..............            0.71                 1.96                0.38              0.77
                                                           -------            ---------           ---------            ------
Distributions to Shareholders:
 Dividends from net investment income.............           (0.02)                  --               (0.28)            (0.12)
 Distributions from net realized gains............           (0.14)                  --               (0.03)               --
                                                           -------            ---------           ---------            ------
 Total distributions..............................           (0.16)                  --               (0.31)            (0.12)
                                                           -------            ---------           ---------            ------
Net asset value at end of period..................         $ 15.01            $   14.46           $   13.22            $13.15
                                                           =======            =========           =========            ======

Total Return (based on net asset value) (b)*......            4.80%               15.68%               2.77%             6.17%
Ratios and Supplemental Data:
 Net assets, end of period (000's)................         $ 1,154            $     462           $     590            $   28
 Ratios to average net assets:
 Expenses (c)**...................................            1.60%                1.60%               1.30%             1.30%
 Net investment income (loss) (c)**...............          (0.79)%                0.75%               3.33%             2.67%

(a) Commencement of operations:                                                10/17/97                              10/17/97


(b) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

      Expenses to average net assets**                       22.29%               73.61%              46.50%           454.22%
      Net investment loss to average net assets**           (21.48)%             (71.26)%            (41.87)%         (450.25)%

 * Not annualized

** Annualized

The accompanying notes are an integral part of the financial statements.




                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.

Selected data for a Class B share of common stock outstanding throughout each period.

                                                            Deutsche Top 50 Europe              Deutsche European Mid-Cap Fund
                                                     ------------------------------------    ------------------------------------
                                                        For the Six                             For the Six
                                                        Months Ended       For the Period       Months Ended       For the Period
                                                     February 26, 1999       Ended (a)       February 26, 1999       Ended (a)
                                                        (unaudited)       August 31, 1998       (unaudited)       August 31, 1998
                                                     -----------------    ---------------    -----------------    ---------------
Net asset value at beginning of period............       $ 11.65             $ 12.50             $ 12.55              $ 12.50
                                                         -------             -------             -------              -------
Investment operations:
 Net investment loss..............................         (0.06)              (0.01)              (0.09)               (0.02)
 Net realized and unrealized gain (loss)
  on investments, futures contacts and
  foreign currency allocated from
  corresponding Deutsche Portfolio................          0.02               (0.84)               0.41                 0.07
                                                         -------             -------             -------              -------
 Increase (decrease) from investment
  operations......................................         (0.04)              (0.85)               0.32                 0.05
                                                         -------             -------             -------              -------
Distributions to Shareholders:
 Dividends from net investment income.............            --                  --                  --                   --
 Distributions from net realized gains............            --                  --               (0.19)                  --
                                                         -------             -------             -------              -------
 Total distributions..............................            --                  --               (0.19)                  --
                                                         -------             -------             -------              -------
Net asset value at end of period..................       $ 11.61             $ 11.65             $ 12.68              $ 12.55
                                                         =======             =======             =======              =======

Total Return (based on net asset
 value) (b)*......................................         (0.34)%             (6.80)%               2.54%                0.40%
Ratios and Supplemental Data:
 Net assets, end of period (000's)................       $ 5,546             $ 3,120             $ 6,318              $ 4,287
 Ratios to average net assets:
 Expenses (c)**...................................          2.35%               2.35%               2.35%                2.35%
 Net investment loss (c)**........................         (1.52)%             (0.46)%             (1.88)%              (0.70)%

(a) Inception date:                                                          3/30/98                                  3/30/98

(b) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment loss to average net assets would have been as follows:

       Expenses to average net assets**                     6.19%              17.28%               5.08%               19.61%
       Net investment loss to average net assets**         (5.36)%            (15.39)%             (4.61)%             (17.96)%
                                                         -------             -------             -------              -------

 * Not annualized

** Annualized

The accompanying notes are an integral part of the financial statements.





                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.

Selected data for a Class B share of common stock outstanding throughout each period.

                                                            Deutsche German Equity Fund            Deutsche European Bond Fund
                                                         -----------------------------------    -----------------------------------
                                                            For the Six                            For the Six
                                                           Months Ended       For the Period      Months Ended       For the Period
                                                         February 26, 1999      Ended (a)       February 26, 1999      Ended (a)
                                                            (unaudited)      August 31, 1998       (unaudited)      August 31, 1998
                                                         -----------------   ---------------    -----------------   ---------------
Net asset value at beginning of period..............         $ 12.63           $ 12.50               $12.82            $12.50
                                                             -------           -------               ------            ------
Investment operations:
 Net investment income (loss).......................           (0.06)            (0.01)                0.18              0.08
 Net realized and unrealized gain on
  investments, futures contacts and
  foreign currency allocated from
  corresponding Deutsche Portfolio..................            0.64              0.14                 0.12              0.35
                                                             -------           -------               ------            ------
 Increase from investment operations................            0.58              0.13                 0.30              0.43
                                                             -------           -------               ------            ------
Distributions to Shareholders:
 Dividends from net investment income...............              --                --                (0.22)            (0.11)
 Distributions from net realized gains..............           (0.14)               --                (0.03)               --
                                                             -------           -------               ------            ------
 Total distributions................................           (0.14)               --                (0.25)            (0.11)
                                                             -------           -------               ------            ------
Net asset value at end of period....................         $ 13.07           $ 12.63               $12.87            $12.82
                                                             =======           =======               ======            ======

Total Return (based on net asset value) (b)*........            4.51%             1.04%                2.29%             3.44%
Ratios and Supplemental Data:
 Net assets, end of period (000's)..................         $   565           $   278               $   98            $   85
 Ratios to average net assets:
 Expenses (c)**.....................................            2.35%             2.35%                2.05%             2.05%
 Net investment income (loss) (c)**.................          (1.52)%           (0.19)%                2.69%             2.38%

(a) Inception date:                                                           3/16/98                                 6/25/98

(b) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

       Expenses to average net assets**                        25.34%            74.36%               32.02%           454.97%
       Net investment loss to average net assets**            (24.51)%          (72.20)%             (27.28)%         (450.54)%
                                                             =======           =======               ======            ======

 * Not annualized

** Annualized

 The accompanying notes are an integral part of the financial statements.





                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.

  For the period from Inception Date (a) through February 26, 1999 (unaudited)

Selected data for a Class C share of common stock outstanding throughout the period.

                                                                                  Deutsche   Deutsche   Deutsche
                                                                       Deutsche   European    German    European
                                                                        Top 50     Mid-Cap    Equity      Bond
                                                                        Europe      Fund       Fund       Fund
                                                                       --------   --------   --------   --------
Net asset value at beginning of period                                  $ 12.50    $ 12.50    $ 12.50    $ 12.50
Investment operations:
Net investment income (loss)                                              (0.04)     (0.05)     (0.06)      0.23
Net realized and unrealized gain on investments, futures contracts and foreign currency allocated from corresponding Deutsche
 Portfolio                                                                 0.19       0.61       0.67       0.05
Increase from investment operations                                        0.15       0.56       0.61       0.28
Distributions to Shareholders:
Dividends from net investment income                                         --         --         --      (0.25)
Distributions from net realized gains                                        --      (0.19)     (0.14)     (0.03)
Total distributions                                                          --      (0.19)     (0.14)     (0.28)
Net asset value at end of period                                        $ 12.65    $ 12.87    $ 12.97    $ 12.50

Total Return (based on net asset value) (b)*                               1.20%      4.47%      4.80%      2.16%
Ratios and Supplemental Data:
Net assets, end of period (000's)                                       $   823    $ 1,150    $    42    $    10
Ratios to average net assets:
Expenses (c)**                                                             2.35%      2.35%      2.35%      2.05%
Net investment income (loss) (c)**                                        (1.47)%    (1.84)%    (1.46)%     2.52%

(a) Inception date:                                                      9/2/98     9/2/98     9/2/98     9/2/98

(b) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

Expenses to average net assets**                                               8.65%    6.47%    25.61%    179.39%
Net investment loss to average net assets**                                  (7.77)%  (5.96)%  (24.72)%  (174.82)%

 * Not annualized

** Annualized

 The accompanying notes are an integral part of the financial statements.



                         NOTES TO FINANCIAL STATEMENTS

                              Deutsche Funds, Inc.
                         February 26, 1999 (unaudited)

Note 1 -- Organization

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (each a "Fund" and collectively, the "Funds"). The accompanying financial statements and notes thereto relate to four of these Funds: Deutsche Top 50 Europe ("Top 50 Europe"), Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"), and Deutsche German Equity Fund ("German Equity Fund") (collectively, the "Equity Funds"); and Deutsche European Bond Fund ("European Bond Fund").

Each of the Funds seeks to achieve its respective investment objective by investing substantially all of its assets in the corresponding portfolio of Deutsche Portfolios (the "Portfolio Trust"), a New York business trust, registered under the 1940 Act, having substantially the same investment objective of each of the respective Funds. The Portfolio Trust is an open-end management investment company and comprises ten portfolios (each a "Portfolio"). The financial statements of four of the corresponding Portfolios, including their portfolios of investments, are included elsewhere within this report and should be read in conjunction with each Fund's financial statements.

The Company has not retained the services of an investment adviser since the Funds seek to achieve their investment objective by investing all of their investable assets in their corresponding Portfolios of the Portfolio Trust. Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company ("Federated")serves as Administrator to the Funds and Federated Shareholder Services Company serves as transfer agent and dividend disbursing agent to the Funds. Edgewood Services, Inc. ("Edgewood"), an affiliate of Federated, serves as distributor to the Funds (the "Distributor").

Each Fund offers three classes of shares to investors, Class A, Class B and Class C Shares. All three Classes of shares are subject to a Service Plan, and Class B Shares and Class C Shares are also subject to a Distribution Plan. Each Class will bear its respective portion of the expenses under the Service and Distribution Plans. The Funds commenced operations during October 1997.

Note 2 -- Significant Accounting Policies

The Company prepares its financial statements in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation

The value of a Fund's investment in the Portfolio included in the accompanying Statements of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (percentages as of February 26, 1999 are listed below). Valuation of securities by the Portfolio is discussed in Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

Fund                            Percentage                     Portfolio
Top 50 Europe                            31.78%  Top 50 Europe Portfolio (US Dollar)
European Mid-Cap Fund                    77.46%  Provesta Portfolio (US Dollar)
German Equity Fund                       30.58%  Investa Portfolio (US Dollar)
European Bond Fund                       10.23%  European Bond Portfolio (US Dollar)

Investment Income, Expenses and Realized and Unrealized Gains and Losses

The Funds record their proportionate share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolios on a daily basis. The investment income, expenses, realized and unrealized gains and losses are allocated daily to the investors of the Portfolio based upon the amount of their investment in the Portfolio. The company accounts separately for the assets, liabilities and operations of each Fund. Expenses attributable to each Fund are charged directly to the respective Fund, while general Company expenses attributable to more than one Fund of the Company are allocated among the respective Funds. The investment income and expenses of each Fund (other than Class specific expenses), and realized and unrealized gains and losses allocated from the Portfolio are further allocated to each Class of shares based on their relative net asset value.

Federal Income Taxes

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, each Fund would not be subject to U.S. federal income taxes to the extent it distributes substantially all of its taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, each Fund would not be subject to U.S. federal excise tax. Accordingly, no provision for federal income and excise tax is required.

Distributions to Shareholders

Dividends from net investment income of the Funds are declared and paid at least annually and, in the case of the European Bond Fund, monthly. Capital gains of each Fund, if any, are distributed at least annually. However, to the extent that the net realized gains of a Fund can be reduced by any capital loss carryforwards of that Fund, such gains will not be distributed. Dividends and capital gains distributions are distributed in U.S. dollars. The Funds record all dividends distributions to shareholders on ex-dividend date.

Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Company were paid initially by DFM and are being reimbursed by the Funds. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

Note 3 -- Significant Agreements and Transactions with Affiliates

The Company has retained the services of Federated as administrator. Under the Administration Agreement, Federated will assist in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated receives a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year. Federated, in its capacity as operations agent for the Portfolio Trust and administrator of the Funds, receives a minimum aggregate fee from each Fund, its corresponding Portfolio and any other funds investing in the Portfolio Trust, taken together, of $75,000 for the first year and $125,000 for the second year.

The Company has entered into a distribution agreement with Edgewood. Edgewood serves as principal distributor for shares of each Fund. Pursuant to the Service and Distribution Plans, Class B Shares and Class C Shares of the Funds are subject to the Distribution Plan and Class A Shares, Class B Shares and Class C Shares of the Funds are subject to the Service Plan. Under the Distribution Plan, Class B Shares and Class C Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares and Class C Shares, respectively, to finance any activity that is principally intended to result in the sale of Class B Shares and Class C Shares of the Fund. Under the Service Plan, each Fund will pay to DFM, for the provision of certain services to the holders of Class A Shares, Class B Shares and Class C Shares, a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares.

Federated Shareholder Services Company serves as the transfer agent and dividend disbursing agent for each Fund. Federated and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc. provides fund accounting services to the Funds. IBT(Boston) acts as the sub-administrator for each Fund and as the custodian of each Fund's assets.

Expense Reimbursements

DFM has voluntarily agreed that it will reimburse each Fund through at least August 31, 1999, to the extent necessary, to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio), at not more than 1.60%, 2.35%, and 2.35% of the average daily net assets of Class A Shares, Class B Shares and Class C Shares of the Equity Funds, and at not more than 1.30%, 2.05% and 2.05% of the average daily net assets of Class A Shares, Class B Shares and Class C Shares of the European Bond Fund, respectively.

For the six months ended February 26, 1999, DFM voluntarily reimbursed the following expenses pursuant to this undertaking:

                           Portfolio    Fund     Total                        Portfolio   Fund     Total
Top 50 Europe Fund           $ 4,143  $127,322  $131,465  German Equity Fund    $31,983  $99,623  $131,606
European Mid-Cap Fund        $49,388  $139,011  $188,399  European Bond Fund    $11,087  $87,755  $ 98,842

Note 4 -- Concentration of Ownership

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.



                            PORTFOLIO OF INVESTMENTS

                      Top 50 Europe Portfolio (US Dollar)

                         February 26, 1999 (unaudited)

                                                                                                        Market
      Shares                Description                                                                 Value
Common Stocks--91.7%
Austria--3.0%
             15,800  Bank Austria AG                                                                   $   850,381
Denmark--0.7%
              1,870  Coloplast A/S - B                                                                     197,511
France--23.1%
              4,000  Alcatel Alsthom                                                                       430,573
             22,000  Alstom*                                                                               601,704
              6,750  AXA                                                                                   880,807
              6,300  Compagnie Financiere de Paribas*                                                      543,214
              6,400  Compagnie Generale des Eaux                                                         1,669,568
              1,000  Elf-Aquitaine                                                                         104,348
              2,750  Groupe Danone                                                                         685,374
              6,000  Suez Lyonnaise des Eaux                                                             1,200,112
              4,230  Total SA - B                                                                          441,392
                                                                                                         6,557,092
Germany--23.9%
              3,002  Altana AG                                                                             191,908
              8,582  BASF AG                                                                               297,405
              3,000  Daimler-Chrysler AG                                                                   280,586
              4,113  Deutsche Pfandbrief-und Hypothekenbank AG                                             354,641
              2,036  Duerr AG                                                                               55,238
              4,372  Fresenius Medical Care AG                                                             254,997
              8,265  Gehe AG                                                                               462,992
             20,602  Hoechst AG                                                                            971,926
              7,540  Mannesmann AG                                                                       1,012,881
                559  Rhoen-Klinikum AG                                                                      61,708
              1,274  SAP AG (a)                                                                            433,802
             10,067  Schering AG                                                                         1,294,842
              3,208  SGL Carbon AG                                                                         151,518
              7,793  Siemens AG                                                                            492,190
              8,462  Veba AG                                                                               451,721
                                                                                                         6,768,355
Italy--4.4%
             10,000  Assicurazioni Generali                                                                389,053
             80,000  Telecom Italia SpA                                                                    848,316
                                                                                                         1,237,369
Netherlands--8.8%
             18,420  Elsevier                                                                              299,441
              7,000  Equant NV*                                                                            505,154
             18,071  ING Groep NV                                                                        1,012,309
             14,104  Koninklijke Ahold NV                                                                  542,214
              1,706  Unilever NV                                                                           123,113
                                                                                                         2,482,231
Norway--1.0%
              8,400  Tomra Systems ASA                                                                 $   291,575
Spain--2.4%
             15,000  Telefonica SA                                                                         685,402
Sweden--6.1%
             10,480  AGA AB - A Shares                                                                     138,025
             25,260  AGA AB - B Shares                                                                     331,142
             13,830  Getinge Indutrier AB - B Shares                                                       201,541
             23,640  Securitas AB - B Shares                                                               390,625
             25,200  Telefonaktiebolaget LM Ericsson                                                       666,858
                                                                                                         1,728,191
Switzerland--10.6%
              2,280  Credit Suisse Group                                                                   353,964
                400  Novartis AG                                                                           701,580
                780  Roche Holding AG                                                                      987,580
                221  Schweizerische Rueckversicherungs-Gesellschaft                                        494,822
              1,500  UBS AG*                                                                               466,777
                                                                                                         3,004,723
United Kingdom--7.7%
             32,000  Lloyds TSB Group Plc                                                                  458,370
             18,900  Rentokil Initial Plc                                                                  139,827
                600  Reuters Group Plc                                                                       7,975
            200,400  Siebe Plc                                                                             844,797
             40,000  Vodafone Group Plc                                                                    738,590
                                                                                                         2,189,559
                     Total Common Stocks (Cost--$25,529,411)                                            25,992,389
Preferred Stocks--1.6%
Germany--1.6%
                825  Fresenius AG                                                                          140,458
                196  Rhoen-Klinikum AG                                                                      20,129
                786  SAP AG                                                                                296,990
                                                                                                           457,577
                     Total Preferred Stocks (Cost--$478,292)                                               457,577
                     Total Investments--93.3% (Cost--$26,007,703)                                       26,449,966
                     Other assets in excess of liabilities--6.7%                                         1,881,743
                     Total Net Assets--100.0%                                                          $28,331,709

Notes to the Portfolio of Investments:

* Non-income producing security.

(a) This security is segregated with the Portfolio's Custodian as collateral for open futures contracts.

The accompanying notes are an integral part of the financial statements.



                            PORTFOLIO OF INVESTMENTS

                         Provesta Portfolio (US Dollar)

                         February 26, 1999 (unaudited)

                                                                                               Market
    Shares      Description                                                                    Value
Common Stocks -- 82.0%
France -- 6.0%
           500  Banque Nationale de Paris                                                     $    39,927
        17,500  Business Objects SA -- ADR*                                                       634,375
         1,400  Cap Gemini SA                                                                     242,197
         1,050  Credit Commercial de France                                                        90,536
           700  Dassault Systemes SA                                                               27,757
         8,850  Schneider SA                                                                      520,065
                                                                                                1,554,857
Germany -- 55.1%
         1,300  1&1 Aktiengesellschaft & Co. KGaA*                                                193,483
           550  A. Friedrich Flender AG*                                                           74,307
         4,000  Aixtron AG                                                                        935,837
         7,000  Altana AG                                                                         447,488
           800  AVA Allgemeine Handels der Verbraucher*                                           303,334
            50  AXA Colonia Konzern AG                                                              4,449
         2,500  Barmag AG                                                                          43,112
           375  BDAG Balcke-Duerr AG*                                                              53,959
         3,100  Beiersdorf AG                                                                     229,840
         8,500  BERLINER ELEKTRO Holding AG                                                        95,698
         6,000  BERU AG                                                                           120,604
         8,000  BHF-Bank AG                                                                       303,598
        19,500  Continental AG                                                                    486,207
           600  DBV-Winterthur Holding AG                                                         224,074
         5,200  Deutsche Babcock AG*                                                              274,732
         4,250  Deutsche Pfandbrief-und Hypothekenbank AG                                         366,454
         5,200  Duerr AG                                                                          141,078
         1,750  Escada AG                                                                         240,275
        29,000  FAG Kugelfischer Georg Schaefer AG                                                243,680
           875  Fresenius AG                                                                      129,749
         5,500  Fresenius Medical Care AG                                                         320,788
         3,000  Fried. Krupp AG Hoesch-Krupp+                                                     441,557
            15  Fuchs Petrolub AG Oel & Chemie                                                      1,087
        11,900  Gehe AG                                                                           666,619
         4,650  Heidelberger Druckmaschinen AG                                                    256,910
         3,200  Henkel KGaA                                                                       240,066
        10,000  Hucke AG                                                                          104,348
        13,650  IWKA AG                                                                           266,878
         3,200  Kali und Salz Beteiligungs AG*                                                    430,573
         5,000  Kiekert AG                                                                        165,309
         2,190  Kinowelt Medien AG*                                                               488,316
         6,500  Kloeckner-Werke AG*                                                               469,072
           150  Krones AG*                                                                          3,707
           150  KSB AG*                                                                            24,681
         1,400  Leonische Drahtwerke AG                                                       $   445,950
           750  Mannheimer Versicherung AG                                                        395,424
        23,000  Metallgesellschaft AG                                                             424,422
         1,500  MobilCom AG                                                                       517,346
           100  Nuernberger Beteiligungs AG - AKT `B'                                              83,698
            38  Nuernberger Beteiligungs AG                                                        33,642
        11,750  Phoenix AG                                                                        196,174
         6,000  Praktiker Bau-und Heimwerkermaerkte AG                                             59,314
         1,250  Rhoen-Klinikum AG                                                                 137,987
         1,800  SAP AG                                                                            612,907
         5,200  Schering AG                                                                       668,838
         2,750  Schlott AG                                                                         55,126
         5,000  SGL Carbon AG                                                                     236,156
        12,500  SKW Trostberg AG                                                                  282,152
           700  Springer (Axel) Verlag AG                                                         768,876
           770  Wella AG                                                                          465,172
         3,750  WMF-Wuerttembergische Metallwarenfabrik AG                                         65,904
        23,000  Wuensche AG*                                                                      128,842
                                                                                               14,369,799
Ireland -- 0.6%
         4,100  CBT Group Plc - ADR*                                                               65,344
         8,500  Irish Life Plc                                                                     85,852
                                                                                                  151,196
Italy -- 5.4%
       475,000  Banca di Roma*                                                                    687,653
        85,000  Banca Nazionale del Lavoro*                                                       251,523
         1,400  Banca Popolare di Bergamo Credito Varesino SpA                                     36,476
         2,900  Banca Popolare di Brescia                                                          88,744
        22,500  Banca Popolare di Milano                                                          189,359
        15,750  Banca Popolare di Novara                                                          150,750
                                                                                                1,404,505
Luxembourg -- 0.2%
           450  Societe Europeenne des Satellites - FDR*                                           57,584
Netherlands -- 9.0%
        10,000  ASM Lithography Holding NV*                                                       411,351
         7,500  Benckiser NV - B Shares                                                           474,557
           925  Equant NV*                                                                         66,753
        13,300  Getronics NV                                                                      580,697
         7,000  Nutreco Holding NV                                                                283,717
         7,750  Qiagen NV*                                                                        544,806
                                                                                                2,361,881
Portugal -- 1.5%
        34,491  Banco Mello SA                                                                    393,245
Spain -- 0.6%
         2,350  Banco Popular Espanol SA                                                      $   157,585
Sweden -- 2.6%
        26,000  Volvo AB - B Shares                                                               673,760
Switzerland -- 1.0%
            45  Alusuisse Lonza Group AG*                                                          50,021
           150  Baloise Holdings Ltd.                                                             129,890
            30  Lindt & Spruengli AG                                                               76,640
                                                                                                  256,551
                Total Common Stocks (Cost -- $22,019,816)                                      21,380,963
Preferred Stocks -- 18.6%
Germany -- 18.6%
         1,900  AXA Colonia Konzern AG                                                            133,565
         1,200  BERLINER ELEKTRO Holding AG                                                        13,510
         3,000  Draegerwerk AG                                                                     39,378
           750  Dyckerhoff AG                                                                     193,593
            75  EDDING AG                                                                          20,595
         4,300  Fresenius AG                                                                      732,084
           925  Fuchs Petrolub AG Oel & Chemie                                                     66,143
         1,550  Henkel KGaA                                                                       124,284
        18,500  Jungheinrich AG                                                                   245,877
         1,250  Krones AG                                                                          38,032
           620  Marschollek, Lautenschlaeger und Partner AG                                       333,694
           375  Porsche AG                                                                        770,253
         8,500  Prosieben Media AG                                                                429,474
         1,750  Rhoen-Klinikum AG                                                                 179,726
           950  SAP AG                                                                            358,957
        14,000  Sixt AG                                                                           722,747
           375  Sto AG                                                                             78,261
           350  Wella AG                                                                          259,497
         7,500  WMF-Wuerttembergische Metallwarenfabrik AG                                        120,275
                Total Preferred Stocks (Cost -- $5,395,814)                                     4,859,945
Warrants -- 0.1%
Germany -- 0.1%
           200  Continental AG (Exp. Date: 7/6/00; Strike Price EUR 10.17)*                        27,680
                Total Warrants (Cost -- $35,704)                                                   27,680
                Total Investments -- 100.7% (Cost -- $27,451,334)                              26,268,588
                Liabilities in excess of other assets -- (0.7)%                                  (181,583)
                Total Net Assets -- 100.0%                                                    $26,087,005

Notes to the Schedule of Investments:

* Non-income producing security.

+ Name changed to Thyssen Krupp AG as a result of a merger subsequent to period end.

ADR -- American Depository Receipt

FDR -- Fiduciary Depository Receipt

The accompanying notes are an integral part of the financial statements.




                           PORTFOLIO OF INVESTMENTS

                         Investa Portfolio (US Dollar)
                         February 26, 1999 (unaudited)

                                                                                          Market
       Shares                                  Description                                Value
Common Stocks -- 79.5%
Airlines -- 0.5%
1,250                 Deutsche Lufthansa AG                                                $   27,529
Automotive -- 13.7%
96                    Bayerische Motoren Werke AG                                              69,384
4                     Bayerische Motoren Werke AG - New*                                        2,825
2,500                 Continental AG                                                           62,334
4,433                 Daimler-Chrysler AG                                                     414,860
3,500                 Volkswagen AG                                                           226,435
                                                                                              775,838
Banking -- 9.7%
4,375                 Bayerische Vereinsbank AG                                               247,964
1,100                 BHF-Bank AG                                                              41,745
4,800                 Commerzbank AG                                                          134,971
3,600                 Dresdner Bank AG                                                        125,349
                                                                                              550,029
Chemicals -- 12.1%
3,850                 BASF AG                                                                 133,420
5,000                 Bayer AG                                                                177,117
7,850                 Hoechst AG                                                              370,334
                                                                                              680,871
Communications -- 4.7%
5,800                 Deutsche Telekom AG                                                     266,296
Computer Software & Processing -- 2.9%
475                   SAP AG                                                                  161,739
Electric Utilities -- 5.1%
4,150                 RWE AG                                                                  180,967
2,000                 Veba AG                                                                 106,764
                                                                                              287,731
Electrical Equipment -- 5.6%
5,000                 Siemens AG                                                              315,790
Heavy Construction -- 0.4%
700                   Hochtief AG                                                              23,143
Household Products -- 1.0%
770                   Henkel KGaA                                                              57,766
Industrial -- Diversified -- 12.7%
1,650                 Degussa-Huels AG                                                         57,271
150                   Fried. Krupp AG Hoesch-Krupp+                                            22,078
80                    Linde AG                                                                 44,990
3,000                 Mannesmann AG                                                           403,003
37                    Preussag AG                                                              17,923
270                   Thyssen AG+                                                              54,717
215                   Viag AG                                                              $  114,843
                                                                                              714,825
Insurance -- 4.0%
150                   Allianz AG                                                               45,490
450                   Muenchener Rueckversicherungs-Gesellschaft AG                            90,849
450                   Muenchener Rueckversicherungs-Gesellschaft AG - New*                     89,811
                                                                                              226,150
Oil & Gas -- 0.6%
400                   Royal Dutch Petroleum Co.                                                17,462
3,500                 Shell Transport & Trading Co.                                            19,224
                                                                                               36,686
Pharmaceuticals -- 2.3%
1,000                 Schering AG                                                             128,623
Retailers -- 2.8%
20                    Karstadt AG                                                               7,546
2,150                 Metro AG                                                                152,084
                                                                                              159,630
Textiles, Clothing & Fabrics -- 1.4%
825                   Adidas-Salomon AG                                                        79,019
                      Total Common Stocks (Cost -- $4,376,273)                              4,491,665
Preferred Stocks -- 7.8%
Automotive -- 0.4%
43                    Bayerische Motoren Werke AG                                              17,476
9                     Bayerische Motoren Werke AG - New*                                        3,757
                                                                                               21,233
Building Materials -- 0.4%
100                   Dyckerhoff AG                                                            25,812
Computer Software & Processing -- 3.0%
450                   SAP AG                                                                  170,032
Household Products -- 1.1%
750                   Henkel KGaA                                                              60,137
Industrial Diversified -- 1.5%
425                   MAN AG                                                                   82,627
Retailers -- 1.4%
2,100                 Metro AG                                                                 79,810
                      Total Preferred Stocks (Cost -- $460,376)                               439,651
Warrants -- 4.9%
Automotive -- 1.4%
92                    Continental AG (Exp. Date: 7/6/00; Strike Price EUR 10.17)*              12,733
15,000                Daimler-Chrysler AG (Exp. Date: 3/31/99; Strike Price EUR                68,046
                      64.90)*
                                                                                               80,779
Banking -- 0.6%
800                   Commerzbank AG (Exp. Date: 6/15/00; Strike Price EUR 19.02)*              6,872
2,000                 Dresdner Bank AG (Exp. Date: 4/30/02; Strike Price EUR               $   27,350
                      26.23)*
                                                                                               34,222
Chemicals -- 0.3%
85                    BASF Finance Europe (Exp. Date: 4/9/01; Strike Price EUR                 14,658
                      15.75)*
Electric Utilities -- 0.3%
1,180                 Veba AG (Exp. Date: 6/7/99; Strike Price EUR 35.79)*                     15,229
Insurance -- 2.3%
43,500                Allianz AG (Exp. Date: 6/30/99; Strike Price EUR 150.69)*                61,637
420                   Allianz AG (Exp. Date: 6/30/99; Strike Price EUR 150.68)*                55,936
318                   Muenchener Rueckversicherungs-Gesellschaft AG (Exp. Date:                12,051
                      6/3/02; Strike EUR 163.61)*
                                                                                              129,624
                      Total Warrants (Cost -- $348,183)                                       274,512
                      Total Investments -- 92.2% (Cost -- $5,184,832)                       5,205,828
                      Other assets in excess of liabilities -- 7.8%                           439,263
                      Total Net Assets -- 100.0%                                           $5,645,091

Notes to the Portfolio of Investments:

* Non-income producing security.

+ Name changed to Thyssen Krupp AG as a result of a merger subsequent to period end.

EUR -- European Monetary Unit (Euro)

The accompanying notes are an integral part of the financial statements.




                            PORTFOLIO OF INVESTMENTS

                      European Bond Portfolio (US Dollar)
                         February 26, 1999 (unaudited)


                      Par                                                                                  Maturity     Market
Currency             Value                               Description                               Rate      Date       Value
Corporate Debt -- 27.9%
Austria -- 3.2%
DEM                   350,000  Oesterreichische Postsparkasse AG                                   5.250%   11/11/02  $  207,863
Denmark -- 3.5%
DKK                 1,700,000  Realkredit Danmark AS                                               5.000%   10/01/29     231,589
Multinational -- 3.3%
DEM                   350,000  World Bank                                                          5.875%   11/10/03     214,448
Netherlands -- 3.0%
ITL               120,000,000  Commerzbank Overseas Finance                                       10.800%    4/14/00      73,485
DEM                   200,000  LB Schleswig-Holsteinische Finance                                  5.625%    7/30/07     122,092
                                                                                                                         195,577
Sweden -- 3.2%
SEK                 1,000,000  Stadshypotek AB -- Series 1553                                     10.000%   12/20/00     135,289
ITL               120,000,000  Swedish Export Credit                                              10.750%    6/09/00      74,200
                                                                                                                         209,489
United Kingdom -- 10.3%
GBP                   140,000  Kingfisher plc                                                      8.125%    2/14/07     258,826
GBP                   120,000  National Grid Co. plc                                               8.000%    3/29/06     217,239
DEM                   350,000  Sudwest LB Capital Markets                                          4.625%    2/17/03     202,556
                                                                                                                         678,621
United States -- 1.4%
GBP                    50,000  KFW International Finance                                           7.250%    7/23/07      91,197
                               Total Corporate Debt (Cost -- $1,809,663)                                               1,828,784
Mortgage Backed Securities -- 4.3%
Denmark -- 2.9%
DKK                    41,926  Nykredit AS                                                         6.000%   10/01/26       6,143
DKK                 1,295,000  Nykredit AS                                                         6.000%   10/01/29     186,038
                                                                                                                         192,181
Germany -- 1.4%
EUR                    76,693  Hypothekenbank in Essen AG                                          5.250%    1/22/08      90,136
                               Total Mortgage Backed Securities (Cost -- $289,034)                                       282,317
Sovereign Debt Obligations -- 60.7%
Austria -- 3.1%
DEM                   350,000  Republic of Austria International Bond                              4.300%    7/15/03     202,556
Belgium -- 2.8%
DEM                   300,000  Kingdom of Belgium International Bond                               6.250%   10/06/03     185,919
Czech Republic -- 2.2%
CZK                 4,500,000  Czech Republic                                                     14.750%    5/15/00     140,429
Denmark -- 6.2%
DKK                 1,000,000  Kingdom of Denmark                                                  7.000%   12/15/04     169,880
DKK                 1,350,000  Kingdom of Denmark                                                  7.000%   11/15/07     237,115
                                                                                                                         406,995
Finland -- 2.7%
FRF                   900,000  Finland International Bond                                          7.000%    6/15/04     173,537

France -- 1.7%
EUR                   100,000  French Treasury Bill                                                4.500%    7/12/02  $  113,629
Germany -- 15.9%
EUR                   562,421  Bundesobligation -- Series 123                                      4.500%    5/17/02     639,077
EUR                   217,299  Deutschland Republic -- Series 93                                   6.000%    9/15/03     263,504
EUR                   102,258  Deutschland Republic -- Series 97                                   6.500%    7/04/27     138,154
                                                                                                                       1,040,735
Greece -- 3.9%
GRD                40,000,000  Hellenic Republic Bond                                              9.800%    3/21/00     136,803
EUR                   100,000  Hellenic Republic Bond                                              5.750%    3/31/08     119,176
                                                                                                                         255,979
Hungary -- 3.0%
HUF                45,000,000  Hungary Government Bond -- Series 00/G                             16.000%   11/24/00     199,025
Ireland -- 1.8%
EUR                    95,230  Irish Gilt                                                          6.250%   10/18/04     117,780
Norway -- 3.0%
NOK                 1,500,000  Norwegian Government                                                5.750%   11/30/04     198,044
Spain -- 7.6%
EUR                   372,627  Spanish Government                                                  5.150%    7/30/09     432,009
DEM                   100,000  Spanish Government International Bond                               5.750%    1/03/07      61,973
                                                                                                                         493,982
Sweden -- 2.6%
SEK                   700,000  Kingdom of Sweden -- Series 1036                                   10.250%    5/05/00      92,013
ITL               120,000,000  Kingdom of Sweden International Bond                               10.000%    2/08/01      76,208
                                                                                                                         168,221
United Kingdom -- 4.2%
GBP                   145,000  United Kingdom Gilts                                                7.750%    9/08/06     275,849
                               Total Sovereign Debt Obligations (Cost -- $3,914,011)                                   3,972,680
U.S. Government and Agency Obligations -- 3.1%
United States -- 3.1%
DEM                   350,000  Federal National Mortgage Association -- Global                     5.000%    2/16/01     202,556
                               Total U.S. Government and Agency Obligations  (Cost -- $196,164)                          202,556
                               Total Investments -- 96.0% (Cost -- $6,208,872)                                         6,286,337
                               Other assets in excess of liabilities -- 4.0%                                             265,293
                               Total Net Assets -- 100.0%                                                             $6,551,630

Notes to the Portfolio of Investments:

Currency abbreviations defined:

CZK -- Czech Koruna                        GRD -- Greek Drachma
DEM -- German Deutschemark                 HUF -- Hungarian Forint
DKK -- Denmark Krone                       ITL -- Italian Lira
EUR -- European Monetary Unit (Euro)       NOK -- Norwegian Krone
FRF -- French Franc                        SEK -- Swedish Krona
GBP -- Great Britain Pound

The accompanying notes are an integral part of the financial statements.



                     Industry Sector Diversification Tables

The following are the industry sector diversification tables for the Top 50 Europe Portfolio and the Provesta Portfolio as a percentage of net assets as of February 26, 1999:

Top 50 Europe Portfolio (US Dollar)
                                         Percentage of
            Industry Sector                Net Assets
Pharmaceuticals                                   11.2%
Industrial--Diversified                            8.8
Banking                                            8.8
Commercial Services                                7.8
Insurance                                          6.7
Chemicals                                          6.7
Telephone Systems                                  6.5
Communications                                     5.3
Financial Services                                 5.1
Electrical Equipment                               4.7
Computer Software & Processing                     4.4
Beverages, Food & Tobacco                          2.8
Heavy Machinery                                    2.3
Oil & Gas                                          1.9
Food Retailers                                     1.9
Health Care Providers                              1.7
Wholesalers                                        1.6
Electric Utilities                                 1.6
Medical Supplies                                   1.4
Media--Broadcasting & Publishing                   1.1
Automotive                                         1.0
Other assets in excess of liabilities              6.7
 Total                                           100.0%

   Provesta Portfolio (US Dollar)
                                         Percentage of
Industry Sector                           Net Assets
Automotive                                        11.1%
Banking                                           10.6
Heavy Machinery                                    9.0
Industrial - Diversified                           8.2
Computer Software & Processing                     7.7
Health Care Providers                              5.8
Media - Broadcasting & Publishing                  4.8
Pharmaceuticals                                    4.3
Insurance                                          4.2
Household Products                                 3.9
Cosmetics & Personal Care                          3.7
Chemicals                                          3.6
Commercial Services                                3.0
Wholesalers                                        2.5
Computers & Information                            2.2
Medical & Bio-Technology                           2.1
Telephone Systems                                  2.0
Entertainment & Leisure                            1.9
Textiles, Clothing & Fabrics                       1.8
Electronics                                        1.6
Retailers                                          1.4
Beverages, Food & Tobacco                          1.4
Financial Services                                 1.3
Building Materials                                 1.0
Advertising                                        0.7
Electrical Equipment                               0.4
Oil & Gas                                          0.3
Medical Supplies                                   0.2
Liabilities in excess of other assets             (0.7)
 Total                                           100.0%

The accompanying notes are an integral part of the financial statements.



                      STATEMENTS OF ASSETS AND LIABILITIES

                              Deutsche Portfolios

                         February 26, 1999 (unaudited)

                                                Top 50                                 European
                                                Europe       Provesta      Investa       Bond
                                              Portfolio     Portfolio     Portfolio    Portfolio
                                             (US Dollar)    (US Dollar)  (US Dollar)  (US Dollar)
Assets:
Investments, at value                        $26,449,966   $26,268,588   $5,205,828   $6,286,337
Cash                                           1,636,549            --      510,521      193,067
Foreign currency                               1,171,204         9,924        4,178           --
Dividends receivable                              21,481           750           --           --
Interest receivable                                8,394         1,229        1,271      170,026
Receivable for investments sold                1,886,207            --           --           --
Receivable for Investors' Beneficial              56,877        31,933       14,724       21,879
 Interest for contributions
Variation margin receivable on open               33,079            --           --           --
 futures contracts
Deferred organization costs                       47,382        47,924       47,924       47,924
Total assets                                  31,311,139    26,360,348    5,784,446    6,719,233
Liabilities:
Payable for investments purchased              2,768,893            --           --           --
Unrealized depreciation on forward foreign         1,971            --           --           --
 currency contracts
Payable for loans                                     --       175,769           --           --
Payable to Investors' Beneficial Interest         47,316        19,496           --           --
 for withdrawals
Investment management fees payable                90,604        (3,114)      61,498       90,335
Custody and portfolio accounting fees              3,343         6,403        3,435        2,826
 payable
Administrative fees payable                        8,106         7,815        8,750        8,764
Organization costs payable                        48,394        48,936       48,936       48,936
Other accrued expenses                            10,803        18,038       16,736       16,742
Total liabilities                              2,979,430       273,343      139,355      167,603
Net assets                                   $28,331,709   $26,087,005   $5,645,091   $6,551,630
Net Assets:
Applicable to Investors' Beneficial          $28,331,709   $26,087,005   $5,645,091   $6,551,630
 Interests
Cost of investments                          $26,007,703   $27,451,334   $5,184,832   $6,208,872
Cost of foreign currency                     $ 1,181,193   $     9,924   $    4,272   $       --

The accompanying notes are an integral part of the financial statements.




                            STATEMENTS OF OPERATIONS

                              Deutsche Portfolios

             For the six months ended February 26, 1999 (unaudited)

                                                                             Top 50                                European
                                                                             Europe      Provesta      Investa       Bond
                                                                           Portfolio     Portfolio    Portfolio    Portfolio
                                                                          (US Dollar)   (US Dollar)  (US Dollar)  (US Dollar)
Investment Income:
Dividend income                                                           $    38,995    $  37,603    $  14,103    $      --
Less: foreign withholding taxes                                                (8,693)      (9,184)      (3,613)
Net dividend income                                                            30,302       28,419       10,490           --
Interest income (net of interest expense of $235, $1,848, $0 and $555,         60,096        6,799        6,692      138,575
 respectively)
Total income                                                                   90,398       35,218       17,182      138,575
Expenses:
Investment management fees                                                    112,360       69,082       21,167       22,714
Operations agent fees                                                          57,184       57,120       60,435       60,455
Custody and portfolio accounting fees                                          34,414       52,415       34,915       30,414
Administrative agent fees                                                      19,820       19,820       19,820       19,820
Professional fees                                                              11,789       17,631       17,631       17,631
Amortization of organization costs                                              6,465        6,465        6,465        6,465
Trustees' fees and expenses                                                     1,259        1,259        1,259        1,259
Insurance fees                                                                    609          609          609          609
Other expenses                                                                  7,900        7,899        7,898        7,899
Total expenses                                                                251,800      232,300      170,199      167,266
Net investment loss                                                          (161,402)    (197,082)    (153,017)     (28,691)
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts
   and Foreign Currency:
Net realized gain (loss) on:
Investments                                                                (1,115,652)     429,455        1,793      250,398
Futures contracts                                                            (127,445)          --      188,446           --
Foreign currency transactions                                                 (44,345)     (40,154)      (2,979)      (5,258)
Net change in unrealized appreciation/(depreciation) on:
Investments                                                                 1,444,621     (203,348)      12,739     (158,048)
Futures contracts                                                               9,851           --           --           --
Foreign currency translation                                                   (2,921)          (1)         (94)      (9,190)
Net Realized and Unrealized Gain on Investments, Futures Contracts
   and Foreign Currency                                                       164,109      185,952      199,905       77,902
Net Increase (Decrease) in Net Assets Resulting from Operations           $     2,707    $ (11,130)   $  46,888    $  49,211

The accompanying notes are an integral part of the financial statements.




                      STATEMENTS OF CHANGES IN NET ASSETS

                              Deutsche Portfolios

                                            Top 50 Europe Portfolio (US Dollar)                Provesta Portfolio (US Dollar)
                                         For the Six                                          For the Six
                                         Months Ended             For the Period              Months Ended      For the Period
                                      February 26, 1999              Ended (a)             February 26, 1999      Ended (a)
                                         (unaudited)              August 31, 1998             (unaudited)      August 31, 1998
Increase (Decrease) in Net
 Assets:
Operations --
Net investment loss                                $  (161,402)            $  (130,925)        $  (197,082)      $  (306,706)
Net realized gain (loss) on
 investments, futures
 contracts
  and foreign currency                              (1,287,442)                160,234             389,301           411,987
  transactions
Net change in unrealized
 appreciation/(depreciation)
 on investments,
  futures contracts and                              1,451,551              (1,001,967)           (203,349)         (979,439)
  foreign currency
  translations
Net increase (decrease) in                               2,707                (972,658)            (11,130)         (874,158)
 net assets resulting from
 operations
Capital Transactions--
Proceeds from contributions                         13,450,096              25,907,115          16,124,530        16,189,162
Withdrawals                                         (3,902,970)             (6,163,693)         (1,632,458)       (3,720,053)
Net increase in net assets                           9,547,126              19,743,422          14,492,072         12,469,10
 from capital transactions
Total increase in net assets                         9,549,833              18,770,764          14,480,942        11,594,951
Net Assets--
Beginning of period                                 18,781,876                  11,112          11,606,063            11,112
End of period                                      $28,331,709             $18,781,876         $26,087,005       $11,606,063

(a) Commencement of  operations:                                               10/2/97                              10/17/97




                                                                Investa Portfolio (US Dollar)    European Bond Portfolio (US Dollar)
                                                                  For the Six                        For the Six
                                                                 Months Ended     For the Period    Months Ended     For the Period
                                                               February 26, 1999    Ended (a)     February 26, 1999    Ended (a)
                                                                  (unaudited)    August 31, 1998     (unaudited)    August 31, 1998
Increase (Decrease) in Net Assets:
Operations --
Net investment loss                                                 $ (153,017)     $  (194,992)   $   (28,691)    $   (69,536)
Net realized gain on investments, futures contracts
   and foreign currency transactions                                   187,260          212,346        245,140          77,531
Net change in unrealized appreciation/(depreciation) on
 investments,
   futures contracts and foreign currency translations                  12,645            8,257       (167,238)        241,738
Net increase in net assets resulting from operations                    46,888           25,611         49,211         249,733
Capital Transactions--
Proceeds from contributions                                          2,257,343        5,858,332      2,984,196      10,703,739
Withdrawals                                                           (687,715)      (1,866,480)    (3,081,623)     (4,364,738)
Net increase (decrease) in net assets from capital                   1,569,628        3,991,852        (97,427)      6,339,001
 transactions
Total increase (decrease) in net assets                              1,616,516        4,017,463        (48,216)      6,588,734
Net Assets--
Beginning of period                                                  4,028,575           11,112      6,599,846          11,112
End of period                                                        5,645,091      $ 4,028,575    $ 6,551,630     $ 6,599,846

(a) Commencement of operations:                                                        10/17/97                       10/17/97

The accompanying notes are an integral part of the financial statements.




                              FINANCIAL HIGHLIGHTS

                              Deutsche Portfolios

                                                           Top 50 Europe Portfolio (US Dollar)    Provesta Portfolio (US Dollar)
                                                              For the Six                          For the Six
                                                             Months Ended     For the Period       Months Ended     For the Period
                                                           February 26, 1999      Ended (a)     February 26, 1999      Ended (a)
                                                              (unaudited)      August 31, 1998     (unaudited)      August 31, 1998
Ratios/Supplemental Data:
Net assets, end of period (000's)                               $28,332           $ 18,782        $26,087         $  11,606
Ratio of expenses to average net assets before interest            2.24%              3.49%          2.84%             9.77%
 expense (b)
Ratio of interest expense to average net assets (b)                  --                 --           0.02%               --
Ratio of expenses to average net assets after interest             2.24%              3.49%          2.86%             9.77%
 expense (b)
Ratio of net investment loss to average net assets (b)           (1.43)%            (1.49)%        (2.41)%           (8.36)%
Portfolio turnover (c)                                               23%                27%            27%               82%

(a) Commencement of operations:                                                    10/2/97                         10/17/97




                                                             Investa Portfolio (US Dollar)     European Bond Portfolio (US Dollar)
                                                             For the Six                          For the Six
                                                             Months Ended      For the Period     Months Ended      For the Period
                                                          February 26, 1999      Ended (a)     February 26, 1999      Ended (a)
                                                             (unaudited)      August 31, 1998     (unaudited)      August 31, 1998
Ratios/Supplemental Data:
Net assets, end of period (000's)                               $ 5,645          $   4,029          $ 6,552         $   6,600
Ratio of expenses to average net assets before
 interest expense (b)                                              6.82%              9.87%            5.52%             7.79%
Ratio of interest expense to average net assets (b)                  --                 --             0.02%               --
Ratio of expenses to average net assets after
 interest expense (b)                                              6.82%              9.87%            5.54%             7.79%
Ratio of net investment loss to average net assets (b)           (6.13)%            (7.68)%          (0.95)%           (2.38)%
Portfolio turnover (c)                                                8%                93%              50%              177%

(a) Commencement of operations:                                                   10/17/97                           10/17/97

(b) Annualized

(c)  Not Annualized

The accompanying notes are an integral part of the financial statements.



                         NOTES TO FINANCIAL STATEMENTS

                              Deutsche Portfolios
                         February 26, 1999 (unaudited)

Note 1 -- Organization

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (each a "Portfolio" and collectively the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to four of these Portfolios:
Top 50 Europe Portfolio (US Dollar) ("Top 50 Europe Portfolio"), Provesta Portfolio (US Dollar) ("Provesta Portfolio"), Investa Portfolio (US Dollar) ("Investa Portfolio") (collectively, the "Equity Portfolios"), and European Bond Portfolio (US Dollar) ("European Bond Portfolio").

The investment manager of the Portfolios is Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. The investment objective of the Equity Portfolios is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the European Bond Portfolio is to achieve steady, high income. The Portfolios commenced operations during October 1997.

The Portfolio Trust operates under a "Hub and Spoke(R)" structure where the beneficial interest holders of each respective Portfolio invest substantially all of their investable assets in the respective Portfolio ("Hub and Spoke(R)" is a registered service mark of Signature Financial Group, Inc.). From time to time, a beneficial interest holder of each respective Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

The beneficial interest holders of the Portfolios at February 26, 1999 were as follows:

Top 50 Europe Portfolio:                                          Investa Portfolio:
Deutsche Top 50 Europe Fund                          $ 9,003,948  Deutsche German Equity Fund                     $1,726,355
DB Top 50 Europe Fund                                 19,327,761  DB German Equity Fund                            3,918,736
                                                     $28,331,709                                                  $5,645,091
Provesta Portfolio:                                               European Bond Portfolio:
Deutsche European Mid-Cap Fund                       $20,206,162  Deutsche European Bond Fund                     $  670,436
DB European Mid-Cap Fund                               5,880,843  DB European Bond Fund                            5,881,194
                                                     $26,087,005                                                  $6,551,630

Note 2 -- Significant Accounting Policies

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios:

Investment Valuation

Securities listed on a U.S. securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. Debt securities with a maturity of 60 days or more are based on the last sales price on a national securities exchange or in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchanges or at the average of the readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security. Securities of the European Bond Portfolio may be valued by independent pricing services, approved by the Portfolio's Board of Trustees, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available, are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolio Trust.

Investment Transactions

Investment transactions are recorded on trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on ex-dividend date and interest income, including the accretion of discounts and amortization of premiums is recorded on an accrual basis. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax.

Forward Foreign Currency Contracts

The Portfolio Trust may enter into forward foreign currency contracts with various counterparties for purposes of hedging its existing portfolio of investments and settling foreign investment transactions. Forward foreign currency contracts are over-the-counter contracts for delayed delivery of securities or currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the forward contract is closed, the Portfolio Trust records a realized gain or loss equal to the difference between the proceeds from (or payments to) the close-out of the contract and the original contract price.

Futures Contracts

The Portfolios may enter into futures contracts to hedge against market fluctuations or to speculate on future market conditions. A futures contract is an agreement between a buyer and a seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date) or to make or receive a cash payment based on the value of a securities index. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract("initial margin"). Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security or index. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the contract to buy.

Foreign Currency Translation

The books and records of the Portfolios are maintained in U.S. Dollars. Assets and liabilities denominated in foreign currency amounts are translated at the spot foreign currency exchange rate in effect at the time net assets are valued. Purchases and sales of investment securities, income and expenses are reported at the prevailing exchange rate on the respective days of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified separately in the Statements of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin. These include, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Federal Income Taxes

Each Portfolio is treated as a partnership under the U.S. Internal Revenue Code (the "Code"). Accordingly, it is expected that each Portfolio will not be subject to any U.S. federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that each Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the corresponding Portfolio.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Portfolio Trust which are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses not directly attributable to a specific Portfolio are allocated among the Portfolios in such a manner as deemed equitable by the Trustees.

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and are being reimbursed by the Portfolios. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood Services Inc., Distributor of the Deutsche Funds, Inc. of any of its initial interest in the Portfolio will be applied so as to reduce the amount of unamortized organization costs. The amount paid by the Portfolio Trust on any withdrawal by the Deutsche Funds, Inc. of all or part of its initial interest in the Portfolios will be reduced by a portion of any unamortized organization costs of the Portfolios, determined by the proportion of the amount of the initial interest withdrawn to the aggregate amount of the initial interests in the Portfolios then outstanding after taking into account any prior withdrawals of any portion of the initial interests in the Portfolios.

Note 3 -- Significant Agreements and Transactions with Affiliates

The Portfolio Trust has entered into an Investment Management Agreement (the "Management Agreement") with DFM. DFM retains overall responsibility for supervision of the investment management program for each Portfolio but has delegated the day-to-day management of the investment operations of each Portfolio to DWS International Portfolio Management GmbH ("DWS")as investment adviser to the Portfolios. As compensation for the services rendered by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to the following percentages of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year:

Top 50 Europe Portfolio   1.00%
Provesta Portfolio        0.85%
Investa Portfolio         0.85%
European Bond Portfolio   0.75%

The advisers are indirect subsidiaries of Deutsche Bank AG. As compensation for its services, DWS receives a fee, paid by DFM which is based on the average daily net assets of the applicable Portfolio.

The Portfolio Trust has retained Federated Services Company as operations agent to the Portfolios. As operations agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year, subject to a minimum fee of $60,000 per Portfolio annually. Federated Services Company receives, in its capacity as administrator of the Deutsche Funds, Inc. and as operations agent of the Portfolios, a minimum aggregate fee from each Portfolio, its corresponding Fund and any other fund investing in each Portfolio, taken together, of $75,000 for the first year of each Portfolio's operations and $125,000 for the second year.

The Portfolio Trust has entered into an agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). Pursuant to that agreement, IBT (Cayman) provides sub-administrative services to the Portfolios, for which it receives a fee from each Portfolio, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

For the six months ended February 26, 1999, affiliates of Deutsche Bank AG received $5,840, $26,037, $5,374 and $0 in brokerage commissions from the Top 50 Europe Portfolio, Provesta Portfolio, Investa Portfolio and European Bond Portfolio, respectively, as a result of executing agency transactions in portfolio securities.

Certain Trustees and officers of the Portfolios are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolios for serving in these capacities.

Note 4--Investment Portfolio Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, for each Portfolio for the six months ended February 26, 1999 were as follows:

                                                               Top 50                               European
                                                               Europe      Provesta     Investa       Bond
                                                              Portfolio    Portfolio   Portfolio   Portfolio
Purchases
U.S. Government                                              $        --  $        --  $       --  $       --
Non-U.S. Government                                           13,988,231   19,835,636   1,472,000   2,950,183
Total                                                        $13,988,231  $19,835,636  $1,472,000  $2,950,183

Sales
U.S. Government                                              $        --  $        --  $       --  $       --
Non-U.S. Government                                            4,768,727    4,502,741     358,912   3,060,021
Total                                                        $ 4,768,727  $ 4,502,741  $  358,912  $3,060,021

At February 26, 1999, the cost of investments and the unrealized appreciation (depreciation) of investments for U.S. federal income tax purposes for each Portfolio were as follows:

                                                                          Top 50                                 European
                                                                          Europe       Provesta      Investa       Bond
                                                                        Portfolio     Portfolio     Portfolio    Portfolio
Cost of Investments                                                    $26,007,703   $27,451,334   $5,184,832   $6,208,872

Gross Unrealized Appreciation                                            2,005,000     1,275,132      508,679      168,201
Gross Unrealized Depreciation                                           (1,562,737)   (2,457,878)    (487,683)    (121,425)
Net Unrealized Appreciation (Depreciation)                                 442,263    (1,182,746)      20,996       46,776

Note 5 -- Forward Foreign Currency Contracts

Certain Portfolios had forward foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at specified future dates. The Top 50 Europe Portfolio had the following open contracts at February 26, 1999:

                                                   Local/     Foreign
                                    Settlement    Notional    Contract     Current    Unrealized
                                       Date        Amount   U.S. $ Value  U.S. Value  Gain (Loss)
Purchase    European Monetary Unit    3/3/99       291,427    $322,376    $320,188   $(2,188)
Sale        European Monetary Unit    3/3/99         4,821       5,307       5,296        11
Sale        Great Britain Pound...    3/3/99       513,072     821,735     821,529       206


Note 6 -- Futures Contracts

At February 26, 1999, the Top 50 Europe Portfolio had entered into the following futures contracts:

Number              Face          Underlying       Expiration       Notional        Notional         Unrealized
of Contracts        Value            Index            Date            Cost           Value          Appreciation
Long Position
     5               125       DAX Index             3/18/99        $670,707        $673,948              $3,241

Note 7 -- Off-Balance Sheet Risk and Concentration of Credit Risk

The Statements of Assets and Liabilities include the market or fair value of contractual commitments involving forward settlement and futures contracts. These instruments involve elements of market risk in excess of amounts reflected on the Statements of Assets and Liabilities.

Notional amounts are indicative only of the volume of activity; they are not a measure of market risk. Notional amounts of forward foreign currency and futures contracts include both purchase and sale commitments. Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off-balance sheet items and items recorded on the Portfolios' Statements of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolios enter into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolios to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Manager considers to be well established.

Note 8 -- Line of Credit Agreement

The Portfolio Trust has established a revolving line of credit with Investors Bank and Trust Company ("IBT"). Borrowing under the line of Credit may not exceed the lesser of $15,000,000 or 33% of the total assets of the Portfolio Trust. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the six months ended February 26, 1999, the Portfolios periodically utilized the line of credit and incurred interest expense as disclosed in the Statements of Operations. At February 26, 1999, the Provesta Portfolio had $175,769 outstanding under the line of credit agreement.






             Not FDIC Insured. No Bank Guarantee. May Lose Value.

    This report must be preceeded or accompanied by the Funds' prospectus.





Directors of the Corporation and
Trustees of the Portfolio Trust

The Honorable Richard R. Burt*

Edward C. Schmults*

Robert H. Wadsworth*

Werner Walbroel*

G. Richard Stamberger

Christian Strenger



Officers of the Corporation and
the Portfolio Trust

Brian A. Lee, President

Joseph Parascondola, Treasurer

Robert R. Gambee, Secretary




* Member of Audit Committee



Edgewood Services, Inc., Distributor
GO2216-09 (4/99)


                                semi-annual
                                        report
                                                dated February 26, 1999


Deutsche US Money Market Funds
Class A Shares, Class B Shares, and Class Y Shares




                            [LOGO OF DEUTSCHE FUNDS]






                              PRESIDENT'S MESSAGE

Dear Valued Shareholder:

It is my pleasure to provide you with this Semi-Annual Report for your Deutsche Funds. This report provides you with financial statements, commentaries and securities holdings for each of the portfolios, for the period of September 1, 1998 through February 26, 1999.

Over the course of the reporting period, a number of events took place in the world financial markets. None had as large an impact, however, as the realization of European Monetary Union and the birth of a new currency, the euro.

On January 1, 1999, the world's largest economic merger in financial history took place as the currencies of eleven European nations were linked to form the European Monetary Union (EMU). With the advent of monetary union, and the introduction of the euro, Europe now stands as one of the world's largest equity and fixed income markets. Companies throughout the EMU can take advantage of many business practices and initiatives that were, until now, never before available.

The dynamic changes that are yet to come as a result of monetary union and the euro are far reaching and, we believe, extremely positive. These changes present a variety of opportunities for corporations, governments and individual investors alike.

As one of the largest and most respected financial institutions in Europe, Deutsche Bank's Mutual Fund Group, the investment manager to the Deutsche Funds, has the resources and capabilities to understand the many changes that are taking place in Europe today. And they are able to find the investment opportunity in both the equity and fixed-income markets.

While there was much favorable news coming from Europe during the reporting period, less favorable news came from the emerging markets and from Asia. As you know, foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Several countries, most notably Brazil and Russia, saw their currencies devalue dramatically. This touched off much concern throughout the world financial markets. Fortunately, the Deutsche Fund portfolios were never directly affected by this because they had not invested in either of these two markets.

In Japan and other areas of Asia, governments began to make fiscal and monetary policy changes to strengthen their economies, and businesses also began to implement new restructuring programs to increase productivity, efficiency and profitability. Although much of Asia still has a long way to go, the markets were able to rally following the New Year, especially Japan, and the two Deutsche Funds that participate in these markets have performed quite well.

The U.S. market saw yet another year of historic growth, as the U.S. domestic bull market continued to charge. As we moved into the first quarter of 1999, growth slowed somewhat in the U.S., as corporate earnings came under pressure.

We are confident that our investment advisory expertise which has been demonstrated to you in the past will continue to provide you with satisfactory performance. We appreciate your including the Deutsche Funds as a component of your portfolio, and we look forward to continuing to serve you in the future.

Sincerely,

/s/ Brian A. Lee

Brian A. Lee
President
February 26, 1999







                               INVESTMENT REVIEW

Deutsche US Money Market Funds

During the reporting period, Class A Shares of Deutsche US Money Market Fund achieved a total return of 2.36%(not annualized). The 7-day yield for Class A shareholders of the Fund was 4.50% at the end of February 1999 (4.85% for the Class Y Shares of Deutsche Institutional US Money Market Fund).*

The reporting period of September 1998 through February 1999 had two distinctively different parts. The first half was characterized by turmoil in the world's financial markets. In the second half, these gyrations subsided and business returned to normal.

The default of Russia on its domestic debt, and the ensuing turmoil in financial markets around the world, lead to the near-collapse of a hedge fund in the United States. A group of large banks, summoned by the U.S. Federal Reserve Board (the "Fed"), came to the rescue and staged a $3 billion bailout. The Fed itself eased monetary policy three times over a six-week period in the fall, and thus helped avoid a financial crisis. Gradually, the markets calmed down again.

Altogether, the Federal Funds Target Rate for overnight funds was lowered by 75 basis points (0.75%), from 5.50% in September 1998 to 4.75% in November 1998. This easing left its mark also on the Deutsche US Money Market Fund, although to a smaller degree.

The dollar-weighted average maturity of the portfolio was 39 days at the end of the reporting period. The portfolio currently holds 76% of its assets in corporate debt and 24% in U.S. government and agency debt. All of the holdings are rated in the top two rating categories. The portfolio's main sector holdings are technology (14%), banking/finance (13%), and automotive (11%).

In September 1998, the Funds were awarded the coveted AAAm rating by Standard & Poor's, the highest possible rating for a money market fund.**

Over the last months, the U.S. economy has displayed renewed signs of solid strength. This is surprising, considering that we are already in the ninth year of an economic expansion. It is also in stark contrast to the rest of the world, where most countries suffer from little or no growth or even declining economies.

In light of the abated financial crisis, and in response to the strong domestic economy, interest rates have backed up substantially over the first two months of 1999. As a matter of fact, the bond market has begun to question whether the third rate reduction last November was actually necessary and whether it might be reversed soon. Fed Chairman Greenspan, in his latest statements, gave a balanced assessment of the economy and of potential interest rate changes. The low and even declining inflation rate in the U.S. economy might not necessarily require tighter monetary policy. Overall, the domestic economy seems to be in an exceptional balance of non-inflationary growth.

The recent backup in U.S. yields has made the purchase of longer-dated securities more attractive. ("Long" is relative in the case of money market funds. The longest permitted maturity for a security is 13 months.) While the low average maturity has helped the Funds maintain a good yield over the last months, now might be the time to adjust that strategy. Thus, the portfolio management team is currently looking at extending the portfolio's maturity. However, all purchases have to be consistent with the Funds' objective of generating a high level of current income for risk-averse investors, while providing maximum liquidity for them.

Summing up, while the turmoil in the financial markets has subsided, there still remains a number of factors that warrant close monitoring. Deutsche Bank, with its global research staff, will watch all relevant developments very closely. We are confident that the Deutsche US Money Market Funds will continue to deliver competitive returns to their investors.

* Performance quoted represents past performance and is not indicative of future results. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings. Total return for Deutsche Institutional US Money Market Fund Class Y Shares for the period from inception date (December 10, 1998) through February 26, 1999 was 1.20%. There is no similar performance information to report for Class B Shares through February 26, 1999, since there were no public sales.

**This rating is obtained after Standard & Poor's evaluates a number of factors, including credit quality, market price exposure and management. Standard & Poor's monitors the portfolio weekly for developments that could cause changes in the ratings. Ratings are subject to change, and do not remove market risks.

An investment in the Funds is neither insured nor guaranteed by the Federated Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Funds.




                      STATEMENTS OF ASSETS AND LIABILITIES

                              Deutsche Funds, Inc.

                         February 26, 1999 (unaudited)

                                                                                        Deutsche                  Deutsche
                                                                                           US                 Institutional US
                                                                                      Money Market              Money Market
                                                                                          Fund                      Fund
                                                                                     --------------           -----------------
Assets:
Investment in Deutsche US Money Market Portfolio, at value                             $10,846,683                $19,660,331
Receivable from Manager for expense reimbursement                                           39,525                     35,037
Other accounts receivable                                                                       --                        100
Deferred organization costs                                                                  2,038                      6,091
                                                                                       -----------                -----------
Total assets                                                                            10,888,246                 19,701,559
                                                                                       -----------                -----------
Liabilities:
Distributions payable from income                                                           31,313                     74,388
Distribution fees payable                                                                    1,738                         --
Transfer agent fee payable                                                                   1,836                      5,144
Portfolio accounting and custody fees payable                                               11,780                      3,447
Administration fees payable                                                                    333                        162
Other accrued expenses                                                                         127                      1,319
                                                                                       -----------                -----------
Total liabilities                                                                           47,127                     84,460
                                                                                       -----------                -----------
Net assets                                                                             $10,841,119                $19,617,099
                                                                                       -----------                -----------
Net Assets Consist of:
Capital Stock, $0.001 par value (authorized 5,000,000,000 shares per                        10,841                     19,617
 fund)
Paid-in capital                                                                         10,830,278                 19,597,482
                                                                                       -----------                -----------
Net assets                                                                             $10,841,119                $19,617,099
                                                                                       -----------                -----------
Computation of Net Asset Value, Redemption Price and Offering Price Per
 Share:
Shares outstanding                                                                      10,841,119                 19,617,099
                                                                                       -----------                -----------
Net asset value, redemption price and offering price per share                               $1.00                      $1.00
                                                                                       -----------                -----------

The accompanying notes are an integral part of the financial statements.






                            STATEMENTS OF OPERATIONS Deutsche Funds, Inc.

                                                                                      Deutsche             Deutsche
                                                                                         US            Institutional US
                                                                                    Money Market         Money Market
                                                                                        Fund                 Fund
                                                                                    For the Six            For the
                                                                                    Months Ended       Period Ended(a)
                                                                                 February 26, 1999    February 26, 1999
                                                                                    (unaudited)          (unaudited)
                                                                                 ------------------  ------------------
Investment Income:
Investment Income and Expenses allocated from Deutsche US Money Market
 Portfolio:
Interest Income                                                                       $240,471            $251,117
Expenses                                                                                (8,931)             (8,285)
                                                                                      --------            --------
Net investment income allocated from Deutsche US Money Market Portfolio                231,540             242,832
                                                                                      --------            --------
Expenses:
Reports to Shareholders                                                                 27,376               2,236
Professional fees                                                                       17,548              13,398
Registration fees                                                                       16,431              13,297
Transfer agent fees                                                                     16,001               9,250
Service fees -- Class A                                                                 11,471                  --
Portfolio accounting and custody fees                                                    6,785               2,676
Administration fees                                                                      4,589               2,834
Directors' fees and expenses                                                             1,250               1,690
Insurance fees                                                                             515                  59
Amortization of organization costs                                                         500                 203
Other expenses                                                                             325               6,326
                                                                                      --------            --------
Total expenses                                                                         102,791              51,969
Less: Expense reimbursement                                                            (86,729)            (50,424)
                                                                                      --------            --------
Net expenses                                                                            16,062               1,545
                                                                                      --------            --------
Net investment income                                                                  215,478             241,287
                                                                                      --------            --------
Net Increase in Net Assets Resulting From Operations                                  $215,478            $241,287
                                                                                      --------            --------
(a) Commencement of operations:                                                                           12/10/98

The accompanying notes are an integral part of the financial statements.


                      STATEMENTS OF CHANGES IN NET ASSETS

                              Deutsche Funds, Inc.

                                                                                             Deutsche Institutional US
                                                        Deutsche US Money Market Fund            Money Market Fund
                                                   -------------------------------------    ----------------------------
                                                       For the Six                                 For the Period
                                                       Months Ended       For the Period              Ended(a)
                                                    February 26, 1999        Ended(a)            February 26, 1999
                                                       (unaudited)       August 31, 1998            (unaudited)
                                                   ------------------   ----------------    ----------------------------

Increase (Decrease) In Net Assets:
Operations:
Net investment income                                     $   215,478       $    13,478              $   241,287
                                                          -----------       -----------              -----------
Net increase in net assets resulting from
 operations                                                   215,478            13,478                  241,287
                                                          -----------       -----------              -----------
Distributions to shareholders:
Dividends from net investment income:
Class A                                                      (215,478)          (13,478)                      --
Class Y                                                            --                --                 (241,287)
                                                          -----------       -----------              -----------
Capital Share Transactions: Class A(at $1.00 per
 share)
Net proceeds from shares sold                              18,060,799         2,773,253                       --
Net proceeds from shares reinvested                           185,911            10,409                       --
Net cost of shares redeemed                                (8,132,887)       (2,056,466)                      --
                                                          -----------       -----------              -----------
Net increase in net assets resulting from capital
 share transactions--Class A                               10,113,823           727,196                       --
                                                          -----------       -----------              -----------
Capital Share Transactions: Class Y (at $1.00 per
 share)
Net proceeds from shares sold                                      --                --               27,500,100
Net proceeds from shares reinvested                                --                --                  166,900
Net cost of shares redeemed                                        --                --               (8,056,501)
                                                          -----------       -----------              -----------
Net increase in net assets resulting from capital
 share transactions--Class Y                                       --                --               19,610,499
                                                          -----------       -----------              -----------
Total increase in net assets                               10,113,823           727,196               19,610,499
Net Assets:
Beginning of period                                           727,296               100                    6,600
                                                          -----------       -----------              -----------
End of period                                             $10,841,119       $   727,296              $19,617,099
                                                          -----------       -----------              -----------
(a) Commencement of operations:                                                 3/25/98                 12/10/98


The accompanying notes are an integral part of the financial statements.



                              FINANCIAL HIGHLIGHTS

                              Deutsche Funds, Inc.

Selected data for a share of common stock outstanding throughout each period.

                                                                                                      Deutsche
                                                                                                  Institutional US
                                                          Deutsche US Money Market Fund           Money Market Fund
                                                                   (Class A)                          (Class Y)
                                               ---------------------------------------------   -----------------------
                                                   For the Six                                     For the Period
                                                   Months Ended              For the Period           Ended(a)
                                                February 26, 1999               Ended(a)         February 26, 1999
                                                   (unaudited)              August 31, 1998         (unaudited)
                                                ------------------          -----------------    -------------------
Net asset value at beginning of period                $  1.00                    $   1.00             $    1.00
Investment operations:
Net investment income                                    0.02                        0.02                  0.01
Distributions to shareholders:
Net investment income                                   (0.02)                      (0.02)                (0.01)
Net asset value at end of period                      $  1.00                    $   1.00             $    1.00

Total Return (based on net asset value)                  2.36%                       2.46%                 1.20%
 (b)*
Ratios and Supplemental Data:
Net assets, end of period (000's)                     $10,841                    $    727             $  19,617
Ratio to average net assets:
Expenses** (c)                                           0.55%                       0.55%                 0.20%
Net investment income** (c)                              4.70%                       5.04%                 4.90%


(a)   Commencement of operations:                                                 3/25/98              12/10/98

(b) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

(c) Includes the Fund's allocated portion of the Deutsche US Money Market Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income to average net assets would have been as follows:

    Expenses to average net assets**                        2.43%                     43.80%                1.22%
    Net investment income (loss) to average net assets**    2.81%                    (38.21)%               3.88%

 * Not annualized
** Annualized
The accompanying notes are an integral part of the financial statements.


                         NOTES TO FINANCIAL STATEMENTS

                              Deutsche Funds, Inc.
                         February 26, 1999 (unaudited)

Note 1 -- Organization

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (the "Funds"). The accompanying financial statements and notes relate to the Deutsche US Money Market Fund (the "Money Market Fund") and the Deutsche Institutional US Money Market Fund (the "Institutional Money Market Fund")(collectively, the "Funds").

The Funds seek to achieve their respective investment objective by investing substantially all of their assets in the US Money Market Portfolio (US Dollar) (the "Portfolio"), one of the ten portfolios constituting the Deutsche Portfolios (the "Portfolio Trust") having substantially the same investment objective of the Funds. The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with this report.

The Company has not retained the services of an investment adviser since the Funds seek to invest all of their investable assets in the Portfolio. The Portfolio is managed by Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company ("Federated") serves as administrator to the Funds and Federated Shareholder Services Company serves as the transfer agent and dividend disbursing agent to the Funds. Edgewood Services, Inc. ("Edgewood"), an affiliate of Federated, serves as the distributor to the Funds (the "Distributor").

The Money Market Fund offers two classes of shares to investors, Class A and Class B. Both Class A Shares and Class B Shares are subject to a Service Plan and Class B Shares are also subject to a Distribution Plan. Each Class will bear its respective portion of the expenses under the Service and Distribution Plans. As of February 26, 1999, Class B Shares of the Fund have not been sold to the public. The Institutional Money Market Fund offers one class of shares to investors, Class Y, and commenced operations on December 10, 1998.

Note 2 -- Significant Accounting Policies

The Company prepares its financial statements in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation

The value of the Funds' investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects each Fund's proportionate beneficial interest in the net assets of the Portfolio. As of February 26, 1999, the Money Market Fund and the Institutional Money Market Fund had a beneficial interest of 5.2% and 9.5% in the net assets of the Portfolio, respectively. Valuation of securities of the Portfolio is discussed in Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

Investment Income, Expenses and Realized Gains and Losses

The Funds record their share of investment income, including accretion of discount and amortization of premium, expenses and realized gains and losses, of the Portfolio on a daily basis. Such activity is allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio. The Company accounts separately for the assets, liabilities and operations of each of the Funds. Expenses attributable to each Fund are charged directly to the respective Fund, while general Company expenses attributable to more than one Fund of the Company are allocated among the respective Funds. The investment income and expenses of each Fund (other than Class specific expenses), and realized gains and losses allocated from the Portfolio are further allocated to each Class of shares based on their respective net asset values.

Federal Income Taxes

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, each Fund would not be subject to U.S. federal income taxes to the extent it distributes substantially all of its taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, each Fund would not be subject to U.S. federal excise tax. Accordingly, no federal income and excise tax provision is required.

Distributions to Shareholders

All of the Funds' net income and short-term capital gains and losses, if any, are declared as dividends daily and paid monthly. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Company have been paid initially by DFM and are being reimbursed by the Funds. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

Note 3--Significant Agreements and Transactions with Affiliates

The Company has retained the services of Federated as administrator. Under the Administration Agreement, Federated assists in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated receives a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.045% of each Fund's average daily net assets. If after the first year of operations of the Fund, the average net assets of the Portfolio have not reached $325 million, the administrator's fee will be increased to an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of such assets in excess of $200 million for each Fund's then current fiscal year.

The Company has entered into a distribution agreement with Edgewood. Edgewood serves as principal distributor for shares of the Funds. The Company has adopted a Service Plan and a Distribution Plan in accordance with Rule 12b-1 of the 1940 Act whereby Class A Shares and Class B Shares of the Money Market Fund are subject to the Service Plan. Under the Service Plan, the Class A Shareholders and Class B Shareholders pay DFM, for the provision of certain services, a fee computed at an annual rate of 0.25% of the average daily net assets of each of the Class A Shares and Class B Shares. Under the Distribution Plan, Class B Shareholders also pay Edgewood an annual fee of 0.75% of the average daily net assets of Class B Shares to finance any activity which results in the sale of Class B Shares.

Federated Shareholder Services Company serves as the transfer agent and dividend disbursing agent for the Funds. Federated and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc. ("IBT") provides fund accounting services to the Funds. IBT (Boston) acts as the sub-administrator for each Fund and as the custodian of each Fund's assets.

Expense Reimbursements

DFM has voluntarily agreed to waive their fees and/or reimburse the Funds through at least one year from each Fund's commencement of operations, to the extent necessary, to maintain each Fund's total operating expenses (which includes expenses of each Fund and its pro-rata portion of expenses of the Portfolio, but does not cover extraordinary expenses during the period) at not more than 0.55% and 1.30% of the average daily net assets of Class A Shares and Class B Shares of the Money Market Fund, respectively and not more than 0.20% of the average net assets of the Institutional Money Market Fund. For the period ended February 26, 1999, DFM voluntarily reimbursed $86,729 and $50,424 of expenses of the Money Market Fund and the Institutional Money Market Fund, respectively.

Note 4--Concentration of Ownership

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds and the Portfolio. At February 26, 1999, affiliates of Deutsche Bank AG owned 17.7% of the Institutional Money Market Fund.



                            PORTFOLIO OF INVESTMENTS

                     US Money Market Portfolio (US Dollar)
                         February 26, 1999 (unaudited)


 Par                                                                                                     Maturity          Market
Value        Description                                                                    Rate           Date            Value
-----------  -----------------------------------------------------------------------     -----------   -----------     -------------
Certificates of Deposit--12.5%
$10,000,000  Barclays Bank Plc--Euro CD                                                      5.650%         3/02/99     $  9,999,885
  8,000,000  Dresdner Bank AG (New York)                                                     4.810%         3/03/99        8,000,000
  8,000,000  UBS AG                                                                          5.645%         7/26/99        8,020,126
                                                                                                                        ------------
                Total Certificates of Deposit (Amortized Cost--$26,020,011)                                               26,020,011
                                                                                                                        ------------
Commercial Paper--54.0%
  8,000,000  Abbey National (North America)                                                  4.800%         4/22/99        7,942,400
  6,000,000  AlliedSignal Inc.                                                               4.870%         5/10/99        5,941,560
  5,000,000  American Express Credit Corp.                                                   4.850%         4/05/99        4,975,077
  6,895,000  Bell Atlantic Network Funding                                                   4.800%         3/04/99        6,890,403
  6,000,000  Dow Chemical Co. (The)                                                          4.790%         3/22/99        5,981,639
  8,750,000  Eastman Kodak Co.                                                               4.780%         3/24/99        8,720,955
  8,000,000  E. I. du Pont de Nemours & Co.                                                  4.790%         3/16/99        7,981,904
  8,000,000  Ford Motor Credit Co.                                                           4.810%         4/09/99        7,956,175
  8,000,000  General Electric Capital Corp.                                                  4.820%         4/08/99        7,957,156
  6,000,000  General Motors Acceptance Corp.                                                 4.800%         3/26/99        5,978,400
 10,000,000  IBM Credit Corp.                                                                5.020%         3/08/99        9,987,449
  6,000,000  Marsh & McLennan Co., Inc.--144A                                                4.850%         3/11/99        5,990,300
  8,000,000  Morgan Stanley Dean Witter & Co.                                                4.840%         5/27/99        7,904,275
 10,000,000  Motorola, Inc.                                                                  5.000%         3/09/99        9,986,111
  8,000,000  Petrofina Delaware, Inc.                                                        4.810%         3/11/99        7,987,173
                                                                                                                        ------------
                Total Commercial Paper (Amortized Cost--$112,180,977)                                                    112,180,977
                                                                                                                        ------------
Corporate Debt--8.8%
  7,975,000  Associates Corporation of North America                                         6.250%         3/15/99        7,977,648
  5,080,000  AT&T Corp.                                                                      8.250%         1/11/00        5,208,820
  5,000,000  Household Finance Corp.                                                         7.625%         6/15/99        5,036,822
                                                                                                                        ------------
                Total Corporate Debt (Amortized Cost--$18,223,290)                                                        18,223,290
                                                                                                                        ------------
 U.S. Government Agency Obligations--24.2%
 15,300,000  Federal Home Loan Bank                                                          4.760%         3/17/99        5,263,586
  8,600,000  Federal Home Loan Bank                                                          4.725%         4/09/99        8,553,722
  5,000,000  Federal Home Loan Mortgage Corp.                                                4.740%         3/09/99        4,993,416
 11,700,000  Freddie Mac Discount Note                                                       4.750%         3/10/99       11,683,019
  5,000,000  Freddie Mac Discount Note                                                       4.740%         3/10/99        4,992,758
  4,900,000  Freddie Mac Discount Note                                                       4.780%         3/18/99        4,887,639
                                                                                                                        ------------
                Total U.S. Government Agency Obligations (Amortized Cost--$50,374,140)                                    50,374,140
                                                                                                                        ------------
                Total Investments--99.5% (Amortized Cost--$206,798,418)                                                  206,798,418
                Other assets in excess of liabilities--0.5%                                                                1,063,098
                                                                                                                        ------------
                Total Net Assets--100%                                                                                  $207,861,516
                                                                                                                        ------------

Notes to the Portfolio of Investments:

Euro CD -- U.S. Dollar-denominated certificates of deposit issued by foreign branches of domestic banks.
144A -- Securities restricted for resale to Qualified Institutional Buyers.


The accompanying notes are an integral part of the financial statements.



Industry sector diversification of the US Money Market Portfolio's investments as a percentage of net assets as of February 26, 1999 was as follows:

                                                        Percentage of
Industry Sector                                          Net Assets
--------------------------------------                  -------------
U.S. Government                                             24.2%
Bank Obligations on CD                                      12.5
Automotive                                                  10.6
Banking                                                      8.6
Chemicals                                                    6.7
Telephone Systems                                            5.8
Computers & Information                                      4.8
Communications                                               4.8
Electronics                                                  4.2
Oil & Gas                                                    3.9
Electrical Equipment                                         3.8
Financial Services                                           3.8
Insurance                                                    2.9
Aerospace & Defense                                          2.9
Other assets in excess liabilities                           0.5
                                                           -----
Total                                                      100.0%
                                                           =====

The accompanying notes are an integral part of the financial statements.



                      STATEMENT OF ASSETS AND LIABILITIES

                 Deutsche US Money Market Portfolio (US Dollar)

                         February 26, 1999 (unaudited)

Assets:
Investments, at value                                                                $206,798,418
Cash                                                                                       57,688
Interest receivable                                                                     1,206,534
Deferred organization costs                                                                55,455
                                                                                     ------------
   Total assets                                                                       208,118,095
                                                                                     ------------
Liabilities:
Investment management fees payable                                                        126,893
Custodian and Administrative agent fees payable                                            62,576
Operations agent fees payable                                                               4,457
Other accrued expenses                                                                      6,409
Organization costs payable                                                                 56,244
                                                                                     ------------
   Total liabilities                                                                      256,579
                                                                                     ------------
Net assets applicable to Investors' Beneficial Interests                             $207,861,516
                                                                                     ------------

                            STATEMENT OF OPERATIONS

                 Deutsche US Money Market Portfolio (US Dollar)

             For the six months ended February 26, 1999 (unaudited)

Investment Income:
Interest income (net of interest expense of $4,417)                                        $6,761,795
Expenses:
Investment management fees                                                                    192,136
Operations agent fees                                                                          29,180
Portfolio accounting, custody and administrative agent fees                                    14,878
Professional fees                                                                              10,278
Licensing fees                                                                                  5,449
Amortization of organization costs                                                              5,213
Trustees' fees and expenses                                                                     1,259
Other expenses                                                                                    851
Insurance fees                                                                                    609
                                                                                           ----------
   Total expenses                                                                             259,853
                                                                                           ----------
      Net investment income                                                                 6,501,942
                                                                                           ----------
Net Increase in Net Assets Resulting From Operations                                       $6,501,942
                                                                                           ----------

The accompanying notes are an integral part of the financial statements.




                       STATEMENT OF CHANGES IN NET ASSETS

                 Deutsche US Money Market Portfolio (US Dollar)

                                                                                               For the Six
                                                                                               Months Ended       For the Period
                                                                                            February 26, 1999        Ended(a)
                                                                                               (unaudited)       August 31, 1998
                                                                                            ------------------  -----------------
Increase (Decrease) In Net Assets:
Operations --
Net investment income                                                                         $     6,501,942    $    7,678,158
                                                                                              ---------------    --------------
Net increase in net assets resulting from operations                                                6,501,942         7,678,158
                                                                                              ---------------    --------------
Capital Transactions--
Proceeds from contributions                                                                     1,362,799,612     1,153,007,875
Withdrawals                                                                                    (1,456,982,892)     (865,143,389)
                                                                                              ---------------    --------------
Net increase (decrease) in net assets from capital transactions                                   (94,183,280)      287,864,486
                                                                                              ---------------    --------------
Total increase (decrease) in net assets                                                           (87,681,338)      295,542,644
Net Assets--
Beginning of period                                                                               295,542,854               210
                                                                                              ---------------    --------------
End of period                                                                                 $   207,861,516    $  295,542,854
                                                                                              ---------------    --------------

                              FINANCIAL HIGHLIGHTS
                 Deutsche US Money Market Portfolio (US Dollar)

                                                                 For the Six
                                                                 Months Ended            For the Period
                                                              February 26, 1999             Ended(a)
                                                                 (unaudited)            August 31, 1998
                                                             ------------------         ----------------
Ratios/Supplemental Data:
Net assets, end of period (000's)                                  $207,862                 $295,543
Ratio of expenses to average net assets (b)                            0.20%                    0.25%
Ratio of net investment income to average net assets (b)               5.07%                    5.34%
(a)  Commencement of operations:                                                             3/25/98
(b)  Annualized

The accompanying notes are an integral part of the financial statements.


                         NOTES TO FINANCIAL STATEMENTS

                       Deutsche US Money Market Portfolio

                         February 26, 1999 (unaudited)

Note 1 -- Organization

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the US Money Market Portfolio (US Dollar) (the "Portfolio").

Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG, serves as investment manager (the "Manager") to the Portfolio Trust. The Declaration of Trust of the Portfolios permits its Trustees to issue interests in the Portfolio Trust. The investment objective of the Portfolio is primarily to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

The Portfolio Trust operates under a "Hub and Spoke/(R)/" structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio ("Hub and Spoke/(R)/" is a registered service mark of Signature Financial Group, Inc.). The beneficial interest holders of the Portfolio at February 26, 1999 were as follows:

Deutsche US Money Market Fund                                    $ 10,846,683
Deutsche Institutional US Money Market Fund                        19,660,331
DB US Money Market Fund                                           177,354,502
                                                                ------------
                                                                $207,861,516
                                                                ------------

Note 2 -- Significant Accounting Policies

The Portfolio Trust prepares its financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio:

Investment Valuation

Money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with the Portfolio's Amortized Cost Procedures and certain conditions as specified under Rule 2a-7 of the 1940 Act.

Investment Transactions
Investment transactions are recorded on trade date. Interest income, including the amortization of premium and the accretion of discount, is accrued daily.

Federal Income Taxes

The Portfolio is considered a partnership under the U.S. Internal Revenue Code (the "Code"). Accordingly, it is expected that the Portfolio will not be subject to any U.S. federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that the Portfolio's assets, income and allocation will be managed in such a way that a regulated investment company investing in a Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that the investment company invests substantially all of its assets in the corresponding Portfolio.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Portfolio Trust which are directly identifiable to a specific portfolio are allocated to that Portfolio. Expenses not directly attributable to a specific Portfolio are allocated among the Portfolios in such a manner as deemed equitable by the Board of Trustees.

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and are being reimbursed by the Portfolio. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolio. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood Services Inc., Distributor of the Deutsche Funds, Inc., of any of its initial interest in the Portfolio will be applied so as to reduce the amount of unamortized organization costs. The amount paid by the Portfolio Trust on any withdrawal by the beneficial interest holders of all or part of its initial interest in the Portfolio will be reduced by a portion of any unamortized organization costs of the Portfolio, determined by the proportion of the amount of the initial interest withdrawn to the aggregate amount of the initial interests in the Portfolio then outstanding after taking into account any prior withdrawals of any portion of the initial interests in the Portfolio.

Note 3 -- Significant Agreements and Transactions with Affiliates

The Portfolio Trust has retained the services of DFM as Manager. DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to an Adviser. As compensation for the services rendered by DFM under the Management Agreement ("Management Agreement") with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM has retained the services of Deutsche Bank Securities Investment Management ("DBSIM") as the investment adviser. The Adviser is an indirect subsidiary of Deutsche Bank AG. As compensation for its services, DBSIM receives a fee paid by DFM which is based on the average daily net assets of the Portfolio.

The Portfolio Trust has retained Federated Services Company as operations agent to the Portfolio. As operations agent of the Portfolio, Federated Services Company receives a fee from the Portfolio, which is computed daily and paid monthly, at the annual rate of 0.015% of the average daily net assets of the Portfolio. If after the first year of operations, the average net assets of the Portfolio have not reached $325 million, the operations agent's fee will be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio. Federated Services Company is affiliated with Edgewood.

The Portfolio Trust has entered into an administrative agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). As Administrative Agent of the Portfolio, IBT (Cayman) receives a fee from the Portfolio, which is computed daily and paid monthly, at the annual rate of 0.025% of the average daily net assets of the Portfolio. IBT (Boston) acts as the custodian of the Portfolio's assets.

Certain Trustees and officers of the Portfolio are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

             Not FDIC Insured. No Bank Guarantee. May Lose Value.

     This report must be preceded or accompanied by the Funds' prospectus.






Directors of the Corporation and
Trustees of the Portfolio Trust

The Honorable Richard R. Burt*

Edward C. Schmults*

Robert H. Wadsworth*

Werner Walbroel*

G. Richard Stamberger

Christian Strenger


Officers of the Corporation and
the Portfolio Trust

Brian A. Lee, President

Joseph Parascondola, Treasurer

Robert R. Gambee, Secretary


* Member of Audit Committee

Edgewood Services, Inc., Distributor
GO2216-10 (4/99)